Datang Jilin Xiangyang Wind Farm

Phase-I Project (400 MW)

Wind Turbine Generators

and

Subsidiary Devices

Purchase Contract

Buyer: Datang Jilin Roaring 40s Power Generation Co., Ltd.

Seller: Guangdong Mingyang Wind Power Technology

Company Ltd.

Beijing, China

December, 2008

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I

II

Contract

This Contact was entered into between Datang Jinlin Roaring 40s Power Generation Co., Ltd. (hereinafter referred to as “the Buyer”) of P.R. China and Guangdong Mingyang Wind Power Technology Company Ltd. (hereinafter referred to as “the Seller”) of P.R. China on [    ] 2008, on the following terms and conditions.

WHEREAS, the Buyer purchase the following contract goods and incidental services, which are 267 units of Guangdong Mingyang MY1.5se 1500kW wind turbine generators and the installation guidance thereof and five-year warranty period, with a total amount of RMB ¥2,436,405,054.00 (hereinafter referred to as “the total contract price”). The Contract shall be performed in three Phases. Guangdong Mingyang shall provide MY1.5se 1500kW wind turbine generators in the quantity of 20 units, 80 units and 167 units for year 2008, 2009 and 2010, respectively, with each year one Phase of the Contract. The Buyer’s obligation for purchasing wind turbine generators in each Phase of the Contract shall be performed with the Seller’s compliance with prerequisite of each Phase herein.

For the purposes of this Contract,

1.	Words and terms used herein bear the same meaning with those defined in the terms of the Contract.

2.	The following documents are integral parts of this Contract, and shall be read and interpreted along with this Contract:

(1)	Terms of Contract;

(2)	Appendices to terms of Contract

Appendix 1: Scope of Supply and Price Breakdown

Appendix 2: Technical Specifications

Appendix 3: Batch and Time of Delivery

Appendix 4: Schedule of Payment

Appendix 5: Performance Bond

Appendix 6: Site Data

Appendix 7: Power Performance

Appendix 8: Availability Rate

Appendix 9: Honesty Agreement

Appendix 10: Construction Schedule of Jilin Mingyang Wind Power Technology Assembly Plant

(3)	Documentary Proof of Seller’s Performance Capability of the Contract.

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3.	In view of the fact that the Buyer will pay to the Seller the contract price according to this Contract, the Seller hereby pledge that it will, according to the provisions set forth herein, provide to the Buyer with all contract goods and services, and restore all defects in the warranty period.

4.	In view of the fact that the Seller will provide to the Buyer with all contract goods and services and restore all defects in the warranty period according to this Contract, the Buyer hereby pledge that it will, according to the provisions set forth herein, pay to the Seller the contract price and other amounts payable provided herein.

The Buyer and the Seller entered into this Contract on the aforesaid date.

The Buyer: Datang Jilin Roaring 40s Power Generation Co., Ltd.

Signed by the representative of the Buyer:

The Seller: Guangdong Mingyang Wind Power Technology Company Ltd.

Signed by the representative of the Seller:

IV

Terms of Contract

Project: Datang Jilin Xiangyang Wind Farm Phase-I Project (400 MW)

Contract:	Purchase Contract for Wind turbine generators and Subsidiary Devices of the Datang Jilin Xiangyang Wind Farm Phase-I Project (400 MW)

Contract No. of the Buyer: CDT-JLRPXY-E-021

Contract No. of the Seller: MYW-TJ-08-05

Time and Place of Signing: [    ] [    ], 2008

The Contract shall be in effect only when the following conditions are met:

This Contract shall be in effect when the Buyer notifies the Seller in writing that preconditions under Article 36 hereof have been satisfied (“Effective Date”).

This Contract can be signed by the respective legal representative or entrusted agent (shall be authorized in writing by the legal representative), and shall be affixed with the seal for contractual uses.

Contracting Parties:	Datang Jilin Roaring 40s Power Generation Co., Ltd. (The Buyer) Guangdong Mingyang Wind Power Technology Company Ltd. (The Seller)

The Buyer and the Seller entered into this Contract, agree upon the following articles.

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ARTICLE 1

DEFINITIONS

The following terms and expressions shall have the meanings as in this Contract:

(1)	“Batch” means each batch of wind turbine generators set forth in Appendix 3.

(2)	“Civil Engineering” means project-related constructions designed by the Seller and constructed or caused to be constructed by the Buyer, including foundations of turbine tower, access roads, installation fields and otherwise.

(3)	(a) “Commissioning” refers to the installation, testing, commissioning of each wind turbine generator, including controller, power-on test in conformance with specifications;

(b)	“240 Durability Test” refers to 240 hours continuous operation of each unit of turbines without problem

(c)	“72-hour Durability Test on Batch basis” means test the operation of each phase of the project for 72 hours without problem inter-operability with power grid or if total units of WTG exceeding 40 for the phase then the test will be conducted for each 40 at a time

(4)	“Contract” shall mean an agreement entered into by and between the Buyer and the Seller including all annexes, appendixes and all documents as abovementioned that constitutes an integral part hereof.

(5)	“Contract terms” shall mean the terms and conditions as specified herein.

(6)	“Day, month and year” means calendar day, month and year; “day” means calendar day; “week” shall consist of seven (7) days.

(7)	“Defect” shall mean the contract goods fail to meet requirements set forth herein for performance, safety and quality standards, or fail to live up to power generating purposes, or any performance of this Contract by the Seller or Seller’s representative fail to meet the requirements hereof.

(8)	“Installation, Commission and Certification”

(a)	“Installation, commissioning and Certification” means the Buyer together with the Seller upon completion of installation and commissioning for wind turbine generators and devices, the Certification Report for Installation Completion and Commissioning jointly signed by the Buyer and the Seller shall be the proof for the Buyer’s acceptance for the installation inspection and acceptance results.;

(b)	“Preliminary Inspection and Acceptance” means that the wind turbine generators and other subsidiary devices pass the 240-hour durability test after installation and commissioning held by the Seller. Certificate of Preliminary Inspection and Acceptance jointly signed by the Buyer and the Seller shall be the proof for the Buyer’s acceptance for preliminary inspection and acceptance results;

(c)	“Phase Completion of Wind Farm” refers to successful completion of all 72-hour tests held by the Seller to a particular project. The Buyer should issue to the Seller a Certificate for Phase Completion of Wind Farm for the particular Phased project;

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(d)	“Final Inspection and Acceptance” refers to the inspection and acceptance at the end of warranty period for a particular project, which is the final acceptance certificate from the Buyer to the Seller.

(9)	“Force Majeure ” shall bear the meaning ascribed to it in Article 29.1 hereof.

(10)	“Contract goods” refers to the wind turbine generators and the equipments, parts and components, SCADA system, devices, spare parts, consumables and special materials and tools thereof provided by the Seller under this Contract, and all other products constitute or may constitute part of the contract goods.

(11)	“Maximo” refers to the computerized maintenance and administration system of the Buyer.

(12)	“Measured Power Curve” refers to the power curve prepared by the Seller in accordance with the Technical Specifications.

(13)	“Measured Thrust Curve” refers to the thrust curve prepared by the Seller in accordance with the Technical Specifications.

(14)	The Buyer: Datang Jilin Roaring 40s Power Generation Co., Ltd.

Address: Room 2001, Weifeng International Building, No. 7088 People’s Avenue,

Changchun, Jilin, P.R. China

Phone: 0431-85351212-8201

Fax: 0431-85351212-8008

Zip Code: 13000

(15)	The Seller: Guangdong Mingyang Wind Power Technology Company Ltd.

Address: Mingyang Industry Park, Jianye Road, National Hi-tech Industrial

Development Zone, Zhongshan, Guangdong, P.R. China

Phone: 0760-88587733

Fax: 0760-88588313

Zip Code: 528431

(16)	“Field Information” refers to all data and other documents contained in Appendix 6 hereof.

(17)	“Professional Liability Insurance” refers to the insurance of any claim due to violation of professional liability (whether liabilities set forth herein or any other professional liabilities) by vendor activities of the Seller or subcontractors thereof under this Contract.

(18)	“Project” refers to the Datang Jilin Xiangyang Wind Farm Phase-I Project.

(19)	“SCADA” refers to the signaling, controlling and data capturing system that constitutes part of the contract goods and was specified in the Technical Specifications, including local control system and central control system.

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(20)	“Design Documents of the Seller” refers to all electronic and written documents prepared for the purpose of performing this Contract, including but not limited to construction and manufacturing drawings of wind turbine generators, technical specifications, model, prototype, calculation results, micro-sitting documents and design documents for civil engineering, as well as any other documents provided under this Contract.

(21)	“Design Documents of the Seller” refers to all electronic and written documents prepared for the purpose of performing this Contract, including but not limited to construction and manufacturing drawings of wind turbine generators, technical specifications, model, prototype, calculation results, micro-sitting documents and design documents for civil engineering, as well as any other documents provided under this Contract. [duplicates the last paragraph]

(22)	“Services” refers to the incidental services provided hereunder and related to the offer of contract goods, including transportation, insurance, installation guidance, commissioning, design, training, after-sales services, operation and maintenance of contract goods, deficiency rectification of wind turbine generator design within use life, and any other Seller’s obligations provided herein.

(23)	“Site” refers to the project site described in the Site Data.

(24)	“Phase-I” refers to the first 30MW design, purchase, commissioning, completion of test and operation and maintenance of the project.

(25)	“Price of Phase-I Project” means the total amount of supply price, warranty and technical service fee for Phase-I Project.

(26)	“Supply Price of Phase-I Project” means the total price of primary device, spare parts and components, special tools and monitoring system for Phase-I Project.

(27)	“Warranty and Technical Service Fee of Phase-I Project” is the sum of technical service fee and 10% of supply price of Phase-I Project.

(28)	“Phase-II” refers to the 120 MW design, purchase, commissioning, completion of test and operation and maintenance subsequent to Phase-I Project.

(29)	“Condition Assessment for Phase-II Project” refers to the condition assessment for wind turbine generators of Phase-I Project in accordance with Technical Specifications.

(30)	“Price of Phase-II Project” means the total amount of supply price, warranty and technical service fee for Phase-II Project.

(31)	“Supply Price of Phase-II Project” means the total price of primary device, spare parts and components, special tools and monitoring system for Phase-II Project.

(32)	“Warranty and Technical Service Fee of Phase-II Project” is the sum of technical service fee and 10% of supply price of Phase-II Project.

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(33)	“Phase-III” refers to the 205.5 MW design, purchase, commissioning, completion of test and operation and maintenance subsequent to Phase-II Project.

(34)	“Condition Assessment for Phase-III Project” refers to the condition assessment for wind turbine generators of Phase-I and Phase-II Project in accordance with Technical Specifications.

(35)	“Supply Price of Phase-III Project” means the total price of primary device, spare parts and components, special tools and monitoring system for Phase-III Project.

(36)	“Warranty and Technical Service Fee of Phase-III Project” is the sum of technical service fee and 10% of supply price of Phase-III Project.

(37)	“Price of Phase-III Project” means the total amount of supply price, warranty and technical service fee for Phase-III Project.

(38)	“Supply Price” refers to the amount set out in Part 1 of Appendix 4 hereof, which is sum of supply prices of Phase-I, Phase-II and Phase-III Project.

(39)	“Phase Supply Price” refers to the supply prices of Phase-I, Phase-II or Phase-III Project (applicable case by case).

(40)	“Phase Warranty and Technical Service Fee” refers to the warranty and technical services fees of Phase-I, Phase-II or Phase-III Project (applicable case by case).

(41)	“Warranty Period” for each project is five (5) years starting from issuance date of Certificate for Completion of Wind Farm for the very project.

(42)	“Technical Specifications” refers to the technical specifications included in Appendix 2 hereof.

(43)	“Third-party Insurance” refers to public liability insurance protecting the following rights of insured or against any damage or loss due to the Seller’s behavior or related thereto in any form:

(a)	rights, interests and liabilities to a third party; and

(b)	property damages or losses indemnified to each other (other than properties required to be insured) and liability of the injury and death (other than liabilities that lawfully required taking out workmen’s compensation insurance).

(44)	“Total Contract Price” refers to the sum of supply price and warranty and technical fee.

(45)	“Tower” refers to the tower on which a wind turbine generator is installed, which is designed by the Seller and manufacture by the Buyer under Seller’s supervision, including foundation ring and flange.

(46)	“Power Grid” refers to the power grid about to be commissioned to by the project.

(47)	“Service Provider of Power Grid” refers to the institution responsible for the power grid.

(48)	“Warranty and Technical Service Fee” refers to the amount set out in Part 2 of Appendix 4 hereof, which is sum of warranty and technical service fee of Phase-I, Phase-II and Phase-III Project.

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(49)	“Wind turbine generators” refers to the wind turbine generators as described in Technical Specifications, which constitute part of the contract goods and are provided by the Seller hereunder.

(50)	“Workmen’s Compensation Insurance” refers to the sufficient and appropriate insurance taken out on account of the insured to cover liability of the injury or death of its employees (including the legal liabilities).

ARTICLE 2

FEASIBILITY AND PRIORITY

2.1	Should there be any ambiguity, contradiction or inconformity between this Contract and any part of this Contract or Technical Specifications or any other technology documents constitute this Contract or prepared accordingly, the higher standards or the larger quantity of the two shall be adopted. Where such standards fail to resolve the aforesaid ambiguity, contradiction or inconformity, this Contract shall conquer.

2.2	Should there be any ambiguity, contradiction or inconformity between the Chinese and English edition of this Contract, the Chinese edition shall conquer.

ARTICLE 3

LOCALIZATION

The Seller assures that the contract goods shall consist of no less than 70% local content, and that the assemble wind turbine generators and primary parts and components shall be manufactured by the Seller. Should any damage or loss caused to the Buyer by insufficient local content of the contract goods, the Seller shall indemnify to the Buyer for such damages and losses.

ARTICLE 4

LAWS AND STANDARDS

4.1	The Seller assures that the contract goods delivered hereunder are in compliance with all laws and regulations (including regulations promulgated by relevant local electric power utilities or service providers of power grid, which are relevant to the connection between wind farms or contract goods and power grid) and relevant standards set out in Technical Specifications. Should there be absent of applicable standards, the official standards of the country of origin of the contract goods shall be adopted. Under such circumstances, such standards shall be the newest edition promulgated by relevant institution.

4.2	Unless provided otherwise in Technical Specifications, measurement unit shall be that of the People’s Republic of China.

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ARTICLE 5

USE OF CONTRACT DOCUMENTS AND INFORMATIONS

5.1	The Buyer shall not, without the prior written consent of the Seller, provide to any other party irrelevant to the performance of this Contract with any articles, specifications, plans, drawings, models, prototypes or documents of the Contract or relevant hereto, which are furnished by the Seller or Seller’s representative. Where offer to relevant parties, the Buyer shall address the necessity of confidentiality and disclose only that portion necessary to the performance of this Contract.

5.2	Without the prior written consent of the Buyer, the Seller shall not use or disclose any documents and information enumerated in Article 5.1 hereof, other than performing this Contract.

ARTICLE 6

INTELLECTUAL PROPERTY RIGHTS

6.1	Regarding any exclusive documents provided to the Buyer and by the Seller for the purpose of this project or the wind turbine generators hereunder according to the provisions of this Contract (including all electronic and written documents, drawings, technical specifications, models, prototypes, calculation results and programs), the Seller shall grant a irrevocable royalty-free license to the Buyer which is effected within the use life of the wind turbine generators. Whereas, the Buyer shall not use, modify or amend the aforesaid exclusive documents for the purpose of intentionally impairing the Seller’s interests.

6.2	The Seller assures that the contract goods and any exclusive documents set out in Article 6.1 hereof do not and shall not infringe any intellectual property right owned by any third party.

6.3	The Seller shall assure that when the Buyer use such contract goods or any part thereof, the Seller shall indemnify any damage or loss to the Buyer suffered or arisen from litigations filed or asserted by a third party, alleging infringement on its intellectual property rights such as patent right, trademark right, copyright or industrial design right, or for actual infringement on the aforesaid rights. The Seller shall protect the Buyer against all such damages or losses.

ARTICLE 7

PERFORMANCE BOND

7.1	Performance Bond for Phase-I Project

(a)	Amount of Performance Bond: The amount of Performance Bond shall be 100% of the total Contract Price of Phase-I Project, and submitted by bank guarantee. Conducting bank shall be chosen among Agricultural Bank of China, Industrial and Commercial Bank of China, Bank of China and China Construction Bank, with whom the Seller has a close business relationship;

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(b)	The Seller shall, with in two (2) weeks upon signing of this Contract, furnish the Buyer with a Performance Bond in the format set out in Appendix 5 hereof;

(c)	The Performance Bond shall be applied to cover the losses to the Buyer caused by nonperformance of the Seller’s obligations hereunder;

(d)	The Performance Bond shall remain effective until the warranty period of Phase-I Project ends. The Seller may renew the Performance Bond annually or on the basis determined thereby. Whereas, the Performance Bond shall be renewed at least one month prior to the expiry date. Should fail to renew the Performance Bond due to any reasons, the Seller shall notify the Buyer promptly, ad the Buyer may require claim for remaining amount of the Performance Bond.

7.2	Performance Bond for Phase-II Project

(a)	Amount of Performance Bond: The amount of Performance Bond shall be 15% of the total Contract Price of Phase-II Project, and submitted by bank guarantee. Conducting bank shall be chosen among Agricultural Bank of China, Industrial and Commercial Bank of China, Bank of China and China Construction Bank, with whom the Seller has a close business relationship;

(b)	The Seller shall furnish the Buyer with a Performance Bond in the format set out in Appendix 5 hereof;

(c)	The Performance Bond shall be applied to cover the losses to the Buyer caused by nonperformance of the Seller’s obligations hereunder;

(d)	The Performance Bond shall remain effective until the warranty period of Phase-II Project ends. The Seller may renew the Performance Bond annually or on the basis determined thereby. Whereas, the Performance Bond shall be renewed at least one month prior to the expiry date. Should fail to renew the Performance Bond due to any reasons, the Seller shall notify the Buyer promptly, ad the Buyer may require claim for remaining amount of the Performance Bond.

7.3	Performance Bond for Phase-III Project

(a)	Amount of Performance Bond: The amount of Performance Bond shall be 10% of the total Contract Price of Phase-III Project, and submitted by bank guarantee. Conducting bank shall be chosen among Agricultural Bank of China, Industrial and Commercial Bank of China, Bank of China and China Construction Bank, with whom the Seller has a close business relationship;

(b)	The Seller shall furnish the Buyer with a Performance Bond in the format set out in Appendix 5 hereof;

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(c)	The Performance Bond shall be applied to cover the losses to the Buyer caused by nonperformance of the Seller’s obligations hereunder;

(d)	The Performance Bond shall remain effective until the warranty period of Phase-III Project ends. The Seller may renew the Performance Bond annually or on the basis determined thereby. Whereas, the Performance Bond shall be renewed at least one month prior to the expiry date. Should fail to renew the Performance Bond due to any reasons, the Seller shall notify the Buyer promptly, ad the Buyer may require claim for remaining amount of the Performance Bond.

By mutual consent, and meanwhile the Buyer consider the contract goods have met the requirements of Technical Specifications and processed favorable commercial value, appropriate adjustments can be made to the aforesaid Performance Bond.

ARTICLE 8

INSPECTION AND COMMISSIONING

8.1	The inspection and commissioning of the contract goods (including wind turbine generators and other primary devices provided hereunder) shall be conducted with presence of the Buyer’s inspectors. The Seller shall notify the Buyer in writing no less than fifteen (15) days prior to any inspection or commissioning of the contract goods. Should the Buyer’s inspectors fail to be present at the time reasonably required by the Seller, no thanks to the Seller, the latter is entitled to carry out the assembly, inspection and testing of the wind turbine generators and other devices independently.

8.2	In the manufacturing and prior to the transportation and delivery of the contract goods, the Buyer or Buyer’s representative may, at any time, upon notification to the Seller, conduct inspection, examination and testing to production of the contract goods at the place of origin. The Seller shall furnish the Buyer with sufficient notice, allowing the Buyer to inspect, examine and test the production of the contract goods prior to transportation. Upon arrival of contract goods at the site, the Buyer and the Seller’s representative shall conduct inspection and testing to the contract goods. Should any defect of the contract goods or any other incompliance with Articles hereof be found during inspection, examination and testing of the contract goods, the Buyer may reject the contract goods or any part thereof, and may require replacement of the contract goods and parts and components from the Seller.

8.3	Should any defect or quality problem of the contract goods or incompliance with standards or packing requirements hereof be found, the Buyer may reject issuing inspection certificate of the contract goods. The Seller shall take necessary measures to ensure that the contract goods are in compliance with this Contract and standards provided in Technical Specifications. Whether or not the Buyer’s representative require or aware of, the Seller is obligated to report timely to the Buyer any major quality defect or problem arisen in production of the contract goods. No fact shall be concealed.

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8.4	The Seller shall, according to Technical Specifications, conduct material selecting, manufacturing, inspection and testing for the contract goods hereunder.

8.5	While deliver, the Buyer shall issue an inspection certificate to prove that the contract goods are in compliance with provisions hereof. Inspection certificate shall be deemed as part of the documents to be delivered at payment, but not the final inspection certificate for quality, specifications, performance, quantity or weight of the contract goods. Results of inspections conducted by the manufacturer and relevant details shall be appendix of the inspection certificate of quality.

8.6	The installation procedures shall subject to the Seller’s Installation Guidance Manual and be directed by on-site service technicians of the Seller. During installation, should any problem appear provided that the Buyer is in compliance with the Installation Guidance Manual and guidance of on-site service technicians of the Seller, the Seller shall be responsible for corresponding liabilities; where such compliance fail, the Buyer shall be responsible. The Seller shall provided specific guidance when the situation is beyond applicable range of Installation Guidance Manual during installation. During installation and commissioning of the contract goods (including wind turbine generators), should any defect of contract goods or damage of equipments, or delayed supply or commissioning of contract goods due to false directions of service technicians or incorrect drawings offered by the Seller, the Seller shall repair or replace (applicable case by case) promptly and bear relevant expenses thus caused.

8.7	The Seller shall conduct all tests required by this Contract or the Buyer, including tests indicated in Technical Specifications. All tests shall be conducted subject to the following procedures:

(a)	Any procedure provided herein and applicable to tests (including procedures indicated in Technical Specifications); or

(b)	Should absent of such procedures, subject to any procedure reasonably instructed by the Buyer.

The Seller acknowledges and agrees that:

(a)	the buyer possess ownership of all energy, income and other interests generated from any test or other procedures;

(b)	no provision herein limits the sale of power produced in any test by the Buyer; and

(c)	connection to power grid of the contract goods or any sale of electricity shall not be deemed as delivery or completion.

The Seller shall conduct all tests under such manners that:

(a)	minimize any disturbance to the power grid; and

(b)	avoid damage to the power grid.

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The Seller shall indemnify the Buyer for any loss or damage regarding the Buyer’s claims or assumed by the Buyer, which arise from any test or related in any way thereto.

When conducting any test requiring the Seller to supply power to the power grid, the Seller shall:

(a)	furnish the Buyer notification at least 24 hours prior to the preparation of power supply, on which specify details of such test or commissioning, including test for estimating time needed for such test by the Seller and power output (in MWh for each half an hour) as accurate as possible;

(b)	notify the Buyer promptly when there’s any change of information contained in the aforesaid notice; and

(c)	take all necessary actions to assist the Buyer in ways including but not limited to cooperation with service supplier of power grid and compliance with applicable laws, to perform its obligations under any applicable laws and regulation concerning electric power.

8.8	A Certificate for Primary Acceptance shall be issued upon passage of the 240-hour durability test conducted on a particular batch of wind turbine generators in accordance with Technical Specifications.

A Certificate for Phase Completion of Wind Farm shall be issued upon passage of 72-hour tests of all tested wind turbine generators of a particular project.

Should the Seller complete, within the warranty period, all work required by hereby, such as deficiency rectification and other maintenance work (including all after-sale services), should the warranty period expire and all claims have been settled, the Buyer shall be deemed as accepting the final acceptance of all wind turbine generators of a particular project.

Certificate for Primary Acceptance and Certificate for Phase Completion of Wind Farm merely state that at the issuance of such certificates, performance and specifications of the contract goods provided by the Seller are acceptable subject to the requirements hereof. Such certificates shall not be proof for exemption from liability of any actual or potential deficiency of the contract goods that may cause damage to the contract goods; and shall not be deemed as exemption, change or impact of the Seller’s obligations under the laws or hereunder. Meanwhile, the Certificate for Final Acceptance shall not be proof for exemption from liability of any actual or potential deficiency of the contract goods that may cause damage to the contract goods; and shall not be deemed as exemption, change or effect of the Seller’s obligations under the laws or hereunder.

8.9	The Seller assures that conditions are ripe for operation of SCADA system prior to the commissioning of the first batch of wind turbine generators.

8.10	Provisions in Article 8 hereof shall not be deemed as exemption from warranty obligations and other obligations hereunder.

8.11	The Seller:

(a)	acknowledge and accept the contents in Appendix 6 Site Data hereof;

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(b)	acknowledge that documents contained in Appendix 6 Site Data hereof shall be provided by the Buyer and used only for information, and shall not constitute part of this Contract;

(c)	assures that will not in any way rely on:

(i)	any information, data, statement, declaration or documents (including documents contained in Appendix 6 Site Data hereof) prepared by the Buyer or Buyer’s representative and provided to the Seller; or

(ii)	accuracy or sufficiency of such information, data, statement, declaration or documents, but only those for the signing of this Contract and constitute part of this Contract;

(d)	ensure that the Seller entered into this Contract in the view of its own investigation, interpretation, reasoning, information and determination; and

(e)	acknowledge that the Buyer did not make any statement or pledge on accuracy or sufficiency of contents contained in Appendix 6 Site Data hereof;

(f)	acknowledge and accept within the law that the Buyer is not responsible for any litigation caused by the following situations or related thereto in any way:

(i)	the contents in Appendix 6 Site Data hereof;

(ii)	the site conditions (including weather, geological and topographical conditions), including but not limited to conditions indicated in Appendix 6 Site Data hereof; and

(g)	accept all risks related to the on-site conditions (including weather, geological and topographical conditions) (including but not limited to conditions indicated in Appendix 6 Site Data), other than geological survey in formations.

ARTICLE 9

PACKING

The Seller shall provide package necessary for transporting the contract goods to the final destination set out herein, guarding the contract goods against damage or spoilage in transportation. Such package shall adopt necessary measures to protect the products against moisture, sunshine, corrosion, rust and other damages and shall be able to stand shock, ensuring the contract goods can withstand multi-handling and long-distance land carriage. The Seller shall bear any loss or expense arises from rust and corrosion, damage and loss of contract goods due to the package provided or caused to be provided by the Seller or insufficient protection thereof.

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ARTICLE 10

SHIPMENT MARKS

10.1	The Seller shall indicate clearly on the four neighboring surfaces the following marks in Chinese with inerasable paint:

(a)	Consignee;

(b)	Contract number;

(c)	Transportation mark;

(d)	Destination;

(e)	Name, serial number and carton number of the contract goods;

(f)	Gross weight/net weight (in kilogram);

(g)	Volume (length×width×height, in centimeter).

10.2	Should a single package weight tow ton or above, the Buyer shall indicate in Chinese “Orthocenter” and “Lifting Point” on the two flacks of the package for convenient handling. In accordance with the nature of the contract goods and different requirements of transportation, the Seller shall indicate clearly on the packing case such marks as “HANDLE WITH CARE”, “THIS SIDE UP, KEEP UPRIGHT.”, “KEEP DRY” and otherwise.

10.3	Outer packing shall be provided for transportation of equipments.

ARTICLE 11

DELIVERY OF EQUIPMENTS AND TRANSFER OF OWNERSHIP

11.1	The Seller shall deliver the contract goods to the Buyer subject to the Delivery Schedule provided in Appendix 3 hereof. Place of delivery for the contract goods shall be the site of Datang Jilin Xiangyang Phase-I Project. Spare parts and components and special tools shall not arrive at the site after arrival of the fist batch of contract goods. The Buyer’s signing of acceptance shall be deemed as delivery completed.

11.2	All contract goods shall be deeded as the Buyer’s property in the following situations, free of any lien or any other encumbrance:

(a)	The contract goods have been delivered to the site; and

(b)	The Buyer has effected payment for the contract goods according to provisions hereof.

ARTICLE 12

NOTIFICATION OF SHIPMENT

16.1	The Seller shall, seven (7) days prior to the expected date of Shipment, notify the Buyer via email or fax the contract number, name of contract goods, quantity, number of case, total gross weight, total volume and ready for transportation date.

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16.2	The Seller shall, within twenty-four (24) hours upon loading of contract goods, notify the Buyer via email or fax the contract number, name of contract goods, quantity, total gross weight, net weight of contract goods, B/L no., carrier vehicle number, expected time of arrival at the destination, volume (in m³), name of carrier and dispatching date. Should a single package weight over twenty (20) ton, or the volume is 12m×2.7m×3m or above, the Seller shall notify the Buyer weight and volume of each package. Details of inflammable and hazardous substances shall be stated otherwise.

ARTICLE 13

DELIVERY AND RECEIPTS

13.1

(a)	The Seller shall, within twenty-four (24) hours upon dispatch of the contract goods, hand over original receipts such as Bill of Lading, insurance policy and packing list.

(b)	The Seller shall, upon loading, provide to the Buyer a B/L copy, a packing list and inspection certificate of quality together with the contract goods. Should surrender of receipts later than such time provided in Article 13 hereof, such surrender of receipts may lead to delayed delivery, and all expenses, liability or consequences thus caused shall be borne by the Seller.

Consignee:

Address of Consignee:

Zip Code:

Contact of Consignee:

Phone:

Fax:

(c)	Delivery by the Seller shall be furnished with Shipment details along with necessary receipts to the Buyer.

(d)	The Buyer shall, within forty-eight (48) hours upon arrival of a particular batch of contract goods, finish unloading the very batch of contract goods. Should the unloading fail to be finished within the set time due to immediate causes of the Buyer, all expenses thus caused shall be borne by the Buyer.

13.2	The Seller shall, immediately upon loading and dispatch of the contract goods, notify the Buyer via fax all Shipment details, including but not limited to contract number, information and quantity of contract goods, name of carrier, date, place of loading and dispatching date and otherwise.

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ARTICLE 14

RISKS AND INSURANCE

14.1	The Seller shall shoulder the following risks:

(a)	Any loss or damage of the following properties:

(i)	The contract goods; and

(ii)	Any equipments (such equipments constitute part of the contract goods) used or controlled by the Seller for the performance of this Contract;

until Phase completion of wind farm.

(b)	The Seller shall responsible for any loss or damage caused to the buyer due to the Seller’s risks set forth in Article 14.1 hereof.

14.2	The Seller shall indemnify the Buyer in the following situations:

(a)	Losses or damages to the contract goods or properties of the Buyer;

(b)	Any property loss or damage and injury or death of a third party and any liability or litigation litigations claimed or filed by a third party due to the Seller or Seller’s representatives or subcontractors or any fault by the Seller, however, the responsibility of indemnification by the Seller to the Buyer shall not cover any loss, damage, injury or death directly results from any act or omission by he Buyer.

14.3	Transportation insurance shall be covered by the Seller for 110% of the value of contract goods.

14.4	The Seller shall:

(a)	Staring from the date of signature of the Contract, cover the following insurance on the terms approved by the Buyer:

(i)	Product liability Insurance; and

(ii)	Indemnity limit shall be performance bond amount to 20% of total contract price, and shall be covered prior to payment of the fist batch of primary devices by the Buyer.

(b)	Furnish the Buyer with proof of insurance terms and conditions that should be covered and approved by the Buyer, and as requested from time to time by the Buyer, provide with proof of effectiveness of the insurance policy approved by the Buyer.

14.5	The insurance set forth in Article 14.4 hereof which should be covered by the Seller shall remain effective in the period as follow:

(a)	Regarding the Workmen’s Compensation Insurance, the latest date of the following:

(i)	End of the final warranty period;

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(ii)	Termination of this Contract; and

(iii)	The date on which all deficiencies have been rectified in accordance with this Contract; and

(b)	Regarding the Product liability Insurance, until end of warranty period.

ARTICLE 15

INCIDENTAL SERVICES

15.1	The following services are requested to be provided by the Seller, as well as any other incidental services provided herein and in Technical Specifications (if necessary):

(a)	Carry out or supervise on-site assembly, testing and commissioning of the contract goods;

(b)	Offer tools, spare parts and components and consumables necessary for assembly, testing and commissioning of the contract goods;

(c)	Supervise installation, commissioning, operation and maintenance of the contract goods, and furnish with detail manuals therefore (6 sets, in Chinese);

(d)	Operate, monitor, restore and maintain the contract goods within the period agreed by both parties, provided that such services can not result in exemption from the Seller’s obligations during warranty period hereunder;

(e)	Provide training to operators of the Buyer on assembly, commissioning, operation, maintenance and/or restore of the contract goods at the Seller’s workshops and/or site, including training on the SCADA System. (Details as per Schedule 4, Appendix 1)

15.2	The Seller assures, within the range of total contract price, that the Seller shall provide all contract goods and other devices, spare parts and components, incidental services, consumables, equipments, engineering and otherwise necessary for the performance of contractual obligations by the Seller, excluding any reasonable extra expenses due to requests by the Buyer resulting not from this Contract or Technical Specifications hereof, or related not to this Contract or Technical Specifications hereof.

15A.	Designs and Certificates of the Seller

15A.1	The Seller shall provide to the Buyer the Seller’s design documents in accordance with Technical Specifications. In addition, the Seller agrees and accepts that:

(a)	The Seller shall be responsible for any error or omission in the Seller’s design documents. The Seller will shoulder all risks regarding damage of wind turbine generators arising from on-site micro-sitting and location identification of each wind turbine generator (including obstructions due to location of wind turbine generators);

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(b)	Should the Seller be delayed in provision of the Seller’s design documents and other documents and information hereunder, or such documents contain any error or omission, any extra expenses thus caused shall be borne by the Seller;

(c)	The Seller shall, at its own expense, rectify any error or supplement any omission in the Seller’s design documents and any other documents;

(d)	The Seller shall keep the Seller’s design documents for the Buyer during the twenty-year designed life time of the wind turbine generator. As requested by the Buyer, the Seller shall relieve such documents to the Buyer.

(e)	The Seller shall be responsible for any extra expenses arise from the performance of Article 15.A herein.

15A.2	The Buyer shall not be responsible for reviewing the Seller’s design documents to make sure whether there’s any error, omission or incompliance. Should any error, omission or incompliance be found, the Buyer shall inform the Seller.

15A.3	The Buyer’s review, comment or disapproval, or any other instruction on the Seller’s design documents shall not:

(a)	Result in exemption, change or impact on liabilities or obligations hereunder or under applicable laws; or

(b)	Impair the Buyer’s rights against the Seller hereunder or under applicable laws.

15A.4	The Seller:

(a)	Acknowledge and accept that the Buyer shall rely on the Seller’s design documents for project development, including on-site location identification of the wind turbine generators, civil engineering construction and tower manufacturing;

(b)	Indemnifies to the Buyer for any loss or damage due to any error or omission in the Seller’s design documents;

(c)	Will not file any lawsuit against the Buyer regarding civil engineering construction, tower manufacturing and installation, testing, experiment and trial operation of wind turbine generators. Should the Seller have supervised a particular activity or approve that such activity or results thereto are in compliance with provisions or standards of the Seller (or both), the Seller shall not be exempted from any obligation or liability hereunder, which arise from any error or omission related to defects of such activity or results thereto.

15B.	Power Grid Connection

15B.1	The Seller acknowledge and accept, for the Buyer’s use of wind turbine generators in accordance with the set purpose, that the Buyer shall:

(a)	Register at the local electric power sector and bear relevant expenses, and shall comply with any applicable local electric power law;

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(b)	Enter into grid connection agreement with service providers of power grid; and

(c)	Comply with provisions of use of wind turbine generators and provisions of projects, and apply for approval for use of wind turbine generators and for projects.

15B.2	For the Buyer to attain the purpose set out in Article 15B.1, the Seller shall:

(a)	Furnish the Buyer relevant documents as requested;

(b)	Subject to the manner and time requested by the Buyer, cooperate with and offer assistance to the Buyer; and

(c)	At the time requested by the Buyer, attend relevant meetings at or outside the site.

15B.3	The Seller shall:

(a)	Ensure that all documents provided according to Article 15B.2 hereof shall precisely reflect the performance of wind turbine generators, and the purpose thereof set forth in Article 15B hereof is sufficient; and

(b)	Have no right to claim for extra expenses from the Buyer or increase in total contract price.

15C.	Certificate of Wind Turbine Generators

15C.1	The Seller shall, against time, provide to the Buyer with Design Certificate of Conformity and Certificate of Wind Turbine Generator Version (both shall include compliance statement on design appraisal and version verification test) issued by Germanischer Lloyd, or GL in accordance with IEC WT01 Standards. In any case the Seller shall not furnish the aforesaid certificates later than the primary acceptance of the first batch of wind turbine generators.

15C.2	The Seller assures that the Design Certificate of Conformity and Certificate of Wind Turbine Generator Version furnished in accordance with Article 15C.1 hereof are true and correct, and are relevant to the wind turbine generators supplied or about to supply according to provisions herein.

ARTICLE 16

SPARE PARTS AND CONSUMABLES

16.1	The Seller shall provide the following documents, notifications and information related to spare parts:

(a)	The Buyer shall purchase spare parts and components from the Seller, but such purchase shall not result in exemption of the Seller’s obligations during warranty period hereunder;

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(b)	The Seller shall supply spare parts and components for the 5-year warranty period according to Technical Specifications. The Seller shall supplement any shortage of spare parts and components within fifteen (15) days upon expiry of warranty period. The Seller shall not sell to the Buyer spare parts and components at prices higher than the then market price within ten (10) years upon expiry of warranty period;

(c)	In the event of ceased production of certain spare parts and components, the Seller shall give prior notification to the Buyer on the plan of production halts, furnishing sufficient time for the Buyer to purchase necessary spare parts and components;

(d)	Upon cease production of spare parts and components, should be requested by the Buyer, the Seller shall provide to the Buyer with blueprint, drawings and specifications, free of charge;

(e)	The consumables supplied by the Seller according to Technical Specifications shall meet the requirements of the five-year warranty period, and shall not need to supplement upon expiry of warranty period.

16.2	The Seller shall supply spare parts and components required hereunder or by Technical Specifications.

ARTICLE 17

GUARANTEES AND WARRANTIES

17.1	The Seller shall insure that the contract goods hereunder are brand new, unused and are the newest model in compliance with Technical Specifications. Unless stated otherwise herein, the contract goods shall consist of the latest improvement regarding the design and materials. The Seller further assure that all the contract goods hereunder are suitable for specific conditions (including weather, geological and topographical conditions) on the date of drawing up of this Contract and of the site, and are free of any design, documentary and technical defects.

17.2	Quality warranty: the Seller shall ensure that the contract goods are designed and manufactured in accordance with Technical Specifications, and are suitable for site purpose. For every Phase of project, warranty period is five (5) years starting from issuance date of Certificate for Phase Completion of Wind Farm. Should there be any defect of the contract goods, the Seller shall restore or replace any component with defects (subject to instructions of the Buyer), and the warranty period with respect to such components shall be extended for twelve (12) months from the day of replacement, but such extension shall not be longer than six (6) years starting from the day of replacement. Should the extended warranty period exceeds 5 years from the beginning of the aforesaid warranty period, the two parties shall, through mutual consultation, agree upon the Performance Bond (such as Bank Guarantee) regarding the extended period of warranty for the performance of the Seller’s obligations during extended warranty period. The Seller shall ensure that the quality of electric energy supplied by the wind turbine generators is in compliance with national standards (including Technical Provisions for Power Grid Connection of Wind Farms by State Grid Corporation of China, and Quality of Electric Energy Supply-Harmonics in Public Supply Network, GTB/T14549-1993) and (to avoid doubts) the Technical Specifications. Should the quality of electric energy fail to comply with national standards or the Technical Specifications, the Seller shall adopt necessary measures to resolve such problem promptly, and bear all relevant expenses and losses thus caused. Computational procedure as per Article 18.3 hereof.

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17.3	At expiry of warranty period, the Buyer is entitled to authorize a third party to estimate the conditions of primary parts of the wind turbine generators in five (5) years. The designed life time of a wind turbine generator is no shorter than twenty (20) years. Thereinto, the primary parts (wind rotor, rotor blades, generator, gearbox, main shaft, nacelle, main frame and tower) shall not be replaced during warranty period. Should replacement of the aforesaid primary parts due to design, manufacturing or material defects, the Seller shall be responsible for all expenses thus caused.

17.4	The Buyer shall notify the Seller in writing on any product defect during warranty period, immediately.

17.5

(a)	The Buyer shall, within one (1) month upon signing of this Contract, furnish the Seller with standards and procedures adopted for annual maintenance plan which are provided hereunder, including provision that annual maintenance plan for each wind turbine generator shall be no more than fifty (50) hours. The Seller acknowledge that the maintenance time over fifty (50) hours shall be deemed as down time of the Seller as calculating availability rate.

(b)	The Seller shall,

(i)	Within three (3) months upon signing of this Contract,

(ii)	At the starting date of warranty period of each year and within warranty period,

Provide after-sale services annual maintenance plan in accordance with provisions hereunder or the format approved by the Seller, and such plan shall be submitted for the Buyer’s approval. Such plan shall include all significant dates related to after-sale services and other specific matters requested by the Buyer.

(c)	The Seller ensure that after-sale services, operation and maintenance during warranty period and deficiency rectification shall:

(i)	Implemented by skilled and experienced staff in accordance with valid annual maintenance plan (as provide in Article 17.4 hereof);

(ii)	Comply with all applicable laws and regulations; and

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(iii)	Provide life-long operation, maintenance and restore for the contact goods in accordance with optimum industrial standards, and ensure that the contract goods are suitable for the purpose hereof and the Seller shall retain ongoing compliance with other provisions hereunder.

17.6	Should the Seller fail to rectify deficiencies at a reasonable velocity within the time provided herein upon notification, the Buyer may, with consent of the Seller (the Seller shall not reject without reason or delay authorization of such consent), adopt necessary measures for remediation, and all risks and expenses shall be borne by the Seller. Other rights of the Buyer hereunder against the Seller shall not be impaired.

17.7	The Seller hereby undertakes that the power curve for each wind turbine generator is calculated according to Appendix 7 hereof. Should the wind turbine generators fail to meet the standards provided in Appendix 7 hereof, the Seller shall pay to the Buyer liquidated damages in accordance with Appendix 8 hereof. The Buyer and the Seller hereby agree and approve that the amount of liquidated damages payable by the Seller due to violation of Article 17.7 hereof shall not exceed 10% of total contract price.

17.8	The Seller hereby undertakes that annual average availability rate of the projects and wind turbine generators shall be in compliance with provisions of Appendix 8 hereof. Should the Seller fail to perform obligations provided in Appendix 9 hereof, the Seller shall pay to the Buyer liquidated damages in accordance with Appendix 8 hereof. The Buyer and the Seller hereby agree and approve that the amount of liquidated damages payable by the Seller due to violation of Article 17.8 hereof shall not exceed 10% of total contract price.

17.9	Should the availability rate of any wind turbine generator provided hereunder lower than 85%, the Seller shall accept the Buyer’s request on returning such wind turbine generator, and the Buyer may exercise its rights according to Article 17.8 and Article 18 hereof.

17.10	Should there be any upgrade to SCADA System by the Seller at any time during warranty period, the Seller shall provide to the Buyer with free upgrade to the SCADA System during the five-year warranty period.

17.11	Should, during warranty period, identical or similar defects be found:

(i)	In six or more different parts and components of the contract goods; and

(ii)	By mutual consent, or such identical or similar defects are identified as universal in the contract goods by a arbitrator if no agreement has been reached, then the Seller shall

(a)	bear the expenses thus caused if it fail to prove in a reasonable manner approved by the Buyer that such defects are caused by exceptional cases of certain defective parts and components;

(b)	as soon as reasonably practicable (shall before expiry of the warranty period in any case), rectify deficiencies of each part or component of the contract goods; and

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(c)	improve all contract goods to prevent the appearance or reoccurrence of such defects.

17.12	All maintenance and restore hereunder shall be recorded as work instructions in Maximo. Such work instructions shall be kept on a daily basis to ensure accuracy of the recorded information.

ARTICLE 18

CLAIMS

18.1	Should there be any claim from the Buyer in inspection, installation, commissioning, acceptance and during warranty period according to Article 17 or other provisions hereof, the Buyer and the Seller shall, through mutual consultation, settle such claims in accordance with one or several combined methods chose by the Buyer:

(a)	The Seller agrees on return of contract goods and reimburses the Buyer payment of such goods in contract currency, and covers all expenses thus caused, including interests, bank charges, freights, premium, inspection fee, storage charges, handling charges and all other necessary expenses on keeping and protecting the returned goods. The Seller acknowledges and agrees that the Buyer may return all contract goods and claim for reimbursement from the Seller should the contract goods fail to meet the requirements of this Contract and the Technical Specifications due to defects of parts or components of contract goods;

(b)	Subjecting to the condition of defects, degree of damages and amount of losses by the Buyer, the contract price shall be lowered through mutual consultation by the Buyer and the Seller;

(c)	The Seller agrees to replace the defective parts with new parts, components and/or equipments that are in compliance with the specifications, quality and performance requirements provided hereunder, and/or repair such defective parts. The Seller shall be responsible for all costs and risks and bear all losses directly suffered by the Buyer. Meanwhile, the Seller shall ensure that the warranty period for the replaced or restored contract goods shall be recalculated accordingly subjecting to Article 17 hereof.

18.2	Should the Seller fail to reply within fourteen (14) days upon notification of claim from the Buyer, such claim shall be deemed as accepted by the Seller. Should the Seller fail to settle such claims in accordance with any of the aforesaid methods approved by the Buyer within thirty (30) days upon notification of claim or other extended period agreed by the Buyer, the claim amount by the Buyer shall be deducted from the trade accounts payable and Performance Bond issued by the Seller, or the Buyer shall lodge a claim arbitration against the Seller at China International Economic and Trade Arbitration Commission according to Article 31 hereof.

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18.3	Other than such indemnifications provided in Article 17.6 and 17.7 hereof, the Seller shall indemnify to the Buyer for economic damages of on-grid energy due to design or manufacturing deficiencies of wind turbine generators. Calculation of on-grid energy shall be the average daily on-grid energy for the year multiply by number of days of the delayed period. Electricity price shall subject to the actual price. The Buyer and the Seller acknowledge and agree that indemnification in this Article shall not apply to such compensation due to failure in performance of guarantees under Article 17.6 and Article 17.7 hereof.

18.4	Should the finished project are unable to use due to design defects of foundation of wind turbine generators and wind turbine tower, should measures need to be adopted, the expenses thus caused shall be borne by the Seller.

18.5	Indemnifications to the Buyer and the Seller for the same reasons shall not be repetitively calculated.

ARTICLE 19

PRICE AND PAYMENT

PRICE

The Total Contract Price amounts to RMB ¥2,436,405,054.00. Total price for contract equipments of Phase-I Project amounts to RMB ¥174,299,511.00; total price for contract equipments of Phase-II Project amounts to RMB ¥697,198,043.00; and total price for contract equipments of Phase-III Project amounts to RMB ¥1,455,400,914.00.

Spare parts and components of wind turbine generators, special tools and consumables amount to RMB ¥13,661,192.00, while technical service fee amounts to RMB ¥92,790,000.00, and price for Central Monitoring System and Remote Control System amount to RMB ¥3,055,394.00.

PAYMENT (As per Appendix 4)

ARTICLE 20

CHANGE INSTRUCTIONS

20.1	In accordance with provisions hereof, the Buyer may give instructions to the Seller at least sixty (60) day prior to delivery. The Buyer may change one or more of the followings within the bounds of generality (but shall not have material effects to the performance of this Contract):

(1)	Drawings, design or specifications of contract goods;

(2)	Means of transportation or package;

(3)	Place of delivery;

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(4)	Services provided by the Seller.

20.2	Should the aforesaid changes result in increase or decrease in the expenses or time needed for performance of this Contract, the contract price or time of delivery or both shall be adjusted and the Contract shall be amended simultaneously. Request of expenses and time adjustment from the Seller shall be lodged in writing within thirty (30) days upon instruction changes from the Buyer for its approval. Opinions produced through mutual consultation of the Buyer and the Seller shall be appendix hereto and are equally valid with this Contract.

ARTICLE 21

AMENDMENT OF THE CONTRACT

Any amendment to this Contract shall come into effect with written consents from the Buyer and the Seller.

ARTICLE 22

TRANSFER

Unless approved in writing by the Buyer in advance, the Seller shall not transfer its obligations hereunder in part or in whole. The Buyer may transfer to a third party its rights and obligations hereunder at any time, but prior written consent from the Seller shall be obtained if the transferee is a competitor wind turbine manufacturer to the Seller. Rights and obligations hereunder shall not be exercised and performed outside China.

ARTICLE 23

SUB-CONTRACTING

The Seller shall notify the Buyer in writing all subcontracts entered into, but such subcontract notification shall not result in exemption from the Seller’s responsibilities and obligations. Without consent from the Buyer, the Seller shall not subcontract any responsibility and obligations hereunder.

The Seller be liable for all actions, nonfeasance and nonperformance related in any way to the Seller’s obligations by the subcontractors (and employees and agents thereof) of the Seller.

ARTICLE 24

DELAY PERFORMANCE OF THE SELLER

24.1	The Seller shall make delivery and provide services in accordance with provisions hereunder (including the Technical Specifications in Appendix 2 hereof and Delivery Schedule provided in Appendix 3 hereof).

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24.2	In performance of this Contract, should encounter circumstances that would impede delivery and service provision on schedule, the Seller and subcontractors thereof shall, in a timely basis, notify the Buyer in writing the fact that delivery or service may delay and the reasons and time thereof. The Buyer shall, upon notification from the Seller, assess such situation promptly and decide whether or not to postpone the time of delivery and charge for liquidated damages for delay.

24.3	Other than the situations described in Article 27, in case of delay in delivery, the Seller shall pay to the Buyer liquidated damages for delay according to Article 26 hereof, unless such delay is in accordance with Article 24.2 and free of liquidated damages.

ARTICLE 25

DELAY PERFORMANCE OF THE BUYER

In case of delay in payment by the Buyer, the time of delivery by the Seller shall be postponed accordingly.

ARTICLE 26

PENALTIES

26.1	Should the Seller fail to deliver the contract goods and the Seller’s design documents (including report on micro-sitting and Document 1-6 of Part 1 listed in Schedule 3-1 of Part 3 in the Technical Specifications in Appendix 2 hereof), in accordance with provisions hereunder (including the Technical Specifications in Appendix 2 hereof), the Buyer shall deduct the liquidated damages from the contract price provided that other remedial measures hereunder shall not be affected.

(a)	Should delay in delivery of contract goods and the Seller’s design documents lasts for one to four weeks, liquidated damages for delay shall be paid as follow:

(i)	In case of delay in delivery of contract goods, 0.5% of price of the delayed contract goods shall be paid for each week in delay; and

(ii)	In case of delay in delivery of the Seller’s design documents, 0.1% of the total contract price shall be paid for each week in delay.

(b)	Should delay in delivery of contract goods and the Seller’s design documents lasts for five to eight weeks, liquidated damages for delay shall be paid as follow:

(i)	In case of delay in delivery of contract goods, 1% of price of the delayed contract goods shall be paid for each week in delay; and

(ii)	In case of delay in delivery of the Seller’s design documents, 0.1% of the total contract price shall be paid for each week in delay.

(c)	Should delay in delivery of contract goods and the Seller’s design documents lasts over eight weeks, liquidated damages for delay shall be paid as follow:

(i)	In case of delay in delivery of contract goods, 2% of price of the delayed contract goods shall be paid for each week in delay; and

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(ii)	In case of delay in delivery of the Seller’s design documents, 0.1% of the total contract price shall be paid for each week in delay after eight weeks.

Price of the delayed contract goods shall subject to provisions of Appendices related to pricing.

Maximum amount of liquidated damages for delayed delivery of contract goods shall not exceed 10% of total contract price.

26.2	In the event of the Seller fail to provide services on the time set forth herein, the Buyer shall deduct the liquidated damages from the contract price provided that other remedial measures hereunder shall not be affected.

(a)	Should delay in service provision lasts for one to four weeks, during the first four-week, liquidated damages for delay of services (definition as follow) shall be 1% of the price of such service in such delayed period for each week in delay;

(b)	Should delay in service provision lasts for five to eight weeks, during the second four-week, liquidated damages for delay of services (definition as follow) shall be 2% of the price of such service in such delayed period for each week in delay;

(c)	Should delay in service provision lasts over eight weeks, after eight weeks, liquidated damages for delay of services (definition as follow) shall be 3% of the price of such service in such delayed period for each week in delay.

Maximum amount of liquidated damages for delay of services shall not exceed 30% of total price for warranty and technical services during such periods. The Buyer and the Seller acknowledge and agree that such limitation shall not apply to the liquidated damages payable by the Seller according to Article 18 hereof.

Less than one week shall be regarded as one week when calculating liquidated damages for delay of contract goods and services.

26.3	Penalties of delay in construction of projects

Each wind turbine generator shall finish commissioning and trial operation within four (4) days upon issuance of acceptance report on installation completion. The Seller shall give written notice to the Buyer applying for conducting 240-hour test when the wind turbine generators are qualified for 240-hour test after commissioning and trial operation. All wind turbine generators of a particular batch shall pass the 240-hour test within sixty (60) days upon issuance of acceptance report on installation completion for the last turbine of the very batch. Should any wind turbine generator fail to pass such test, liquidated damages shall be paid to the Buyer by the Seller in the amount of 0.1% of the price for a wind turbine generator for each week in delay. Maximum amount of liquidated damages payable according to Article 26.9 hereof shall not exceed 10% of the total contract price. Less than one week shall be regarded as one week.

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26.4	Should a particular project fail to pass the 72-hour test within twenty (20) days upon issuance of certificate of final primary acceptance, the Seller shall pay to the Buyer liquidated damages in the amount of .01% of the contract price for such project. Maximum amount of liquidated damages payable according to Article 26.9 hereof shall not exceed 10% of the total contract price. Less than one week shall be regarded as one week.

26.5	Should the Seller delay in delivery for over thirty (30) days due to reasons of the Buyer, the Buyer shall make payment in accordance with procedures of payment set forth herein, and pay for storage charges, discharging fee and bank interests due to delay delivery.

26.6	Unless unloading of contract goods is prevented by weather conditions or the Buyer, contract goods delivered to the site by the Seller shall be unloaded within forty-eight (48) hours, or else the Buyer shall bear the expenses on holding up the vehicle at market price. Any time longer than eight hours shall be regarded as one day.

26.7	Should the Buyer delay in payment for over thirty (30) days upon due time provided herein, the Seller is entitled to postpone delivery for the same period or demand from the Buyer for payment of bank interests incurred during such period in delay as indemnification.

26.8	Maximum amount of liquidated damages described in Article 26 hereof shall not exceed 20% of the total contract price.

26.9	In the event of liquidated damages payable to the Buyer in accordance with Article 26 fail to cover the actual loss of the Buyer, the Seller shall indemnify to the Buyer for its actual loss according to Chinese law.

ARTICLE 27

TERMINATION

27.1	The Buyer may give written default notice to the Seller on termination of the Contract in part or in whole due to the following reasons, provided that any remedial measure adopted by the Buyer against default of the Seller shall not be affected.

(a)	Should the Seller fail to supply the contract goods in part or in whole within the period provided hereunder or the extended period approved by the Buyer according to Article 24 hereof;

(b)	When this Contract can not be fulfilled due to nonperformance of the Seller’s obligations hereunder;

(c)	Should the Buyer consider the Seller guilty of corruption and fraud during competition for and performance of this Contract; towards such end, the following terms shall have such meaning ascribe to them:

(i)	“Corruption” refers to any acts of supplying, offering, accepting or extorting anything of value to influence the Buyer’s behaviors during the purchase or execution of this Contract;

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(ii)	“Fraud” refers to any acts of lying about or concealing the true facts to influence the process of purchasing or execution of this Contract, damaging the interests of the Buyer.

27.2	Should the Contract be terminated in part or in whole according to Article 27.1, the Buyer may purchase goods or services similar to the undelivered contract goods on such terms and in such manner the Buyer sees appropriate. And the Seller shall be responsible for extra expenses of the Buyer seeking to purchase such similar contract goods and services. However, the Seller shall continue performance of the Contract to the extent not terminated.

27.3	The Buyer is entitled to terminate the Contract in case of delay in delivery of contract goods for over twelve (12) weeks due to reasons of the Seller. In the event of the Contract terminated in part or in whole, the Seller shall reimburse to the Buyer principal and interests of the unperformed part in the contract price paid by the Buyer in accordance with bank rate on short term loans for the corresponding period promulgated by People’s Bank of China.

27.4	The Seller is entitled to dispose of such contract goods and reject to return the payment made by the Buyer in case of delay in delivery of contract goods for over twelve (12) weeks due to reasons of the Buyer.

27A.	Replace staff of the Seller

27A.1	The Buyer may notify the Seller in writing to fire any staff of the Seller whom the Buyer reasonably considers with misconduct, disqualified, neglectful and careless, or whose manner of conduct is unsafe or unsatisfied to the Buyer.

27A.2	The Seller shall ensure that such person shall not be allowed to enter into the site again.

ARTICLE 28

FORCE MAJEURE

28.1	If either Party is rendered unable to perform its obligations hereunder due to a Fore Majeure Event, the Contract term shall be extended to the extent so affected. For the purpose of this Contract, the term “Force Majeure Event” shall mean any natural disaster that is beyond the reasonable control of the Party affected, and by exercise of due diligence is unable to reasonably prevent, avoid or eliminate, including landslide, flood, fire, earthquake, storm, typhoon, war, invasion, acts of the public enemy, hostilities (whether war be declared or not), civil war, insurrections, revolutions, riots, military actions or usurpation, martial law imposition or requisition by orders of any government, state or authority, and radioactive contamination of any fission fuel and nuclear waste due to combustion of nuclear fuel by any person other than the Seller or subcontractors thereof or staff or agents of either of the aforesaid Party, in each case to the extent deferring pr preventing performance of obligations hereunder of the Party affected.

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28.2	The Party affected shall notify the other Party promptly via fax upon occurrence of the Force Majeure Event, stating the starting date and time thereof and the obligations unable to perform due to the Force Majeure Event, and send to the other Party by special delivery or registered letter proof of Force Majeure Events issued by relevant authorities within fourteen (14) days upon occurrence of such events, for review and confirmation. To the extent affecting the performance of this Contract by Force Majeure Events, the Buyer and the Seller shall come to a further agreement on the performance of this Contract within reasonable time through mutual consultation.

28.3	The non-performing Party affected by Force Majeure Events shall exercise the greatest efforts to:

(a)	Resume performance of its obligations hereunder and correct or cure the event or condition excusing performance;

(b)	Mitigate or limit influence of Force Majeure Events; and

(c)	When Force Majeure Events no longer affect its ability to perform, that Party shall give the other Party written notice to that effect and shall promptly resume performance hereunder.

28.4	The Party affected shall take all reasonable actions to mitigate or limit damages to the other Party due to non-performance of such obligations hereunder, and continue to perform other obligations hereunder that are not affected by Force Majeure Events.

28.5	To the extent affecting the performance of this Contract by Force Majeure Events, the Buyer and the Seller shall reach an agreement on continuing performance of this Contract through mutual consultation.

28.6	Should non-performance of obligations hereunder for over sixty (60) days due to Force Majeure Events, the Buyer may terminate this Contract.

ARTICLE 29

TERMINATION BY BANKRUPTCY

Should the Seller go bankrupt or insolvent, the Buyer may at any time give written notice of termination to the Seller without paying any liquidated damages. Termination of the Contract shall not harm or impair any action or remediation by the Buyer or the Buyer’s power to adopt such actions or remediation.

29

ARTICLE 30

TERMINATION FOR BUYER’S CONVENIENCE

30.1	The Buyer, for its convenience, may at any time give written notice to the Seller to terminate the Contract in part or in whole. Notice of Termination shall specify that such termination is for the convenience of the Buyer and shall state the extent of termination and effective date of termination.

30.2	The Buyer shall accept the contract goods that are ready to ship out within thirty (30) days upon receipt of Notice of Termination from the Buyer at the original contract price on the original terms. As for the rest of the contract goods, the Buyer may:

(a)	Accept only part of the contract goods at the original contract price on the original terms; or

(b)	Cancel purchase of the remaining contract goods, and shall, at the amount agreed upon hereunder, pay to the Seller price of the finished contract goods and services and the expenses of the Seller on materials and components purchased for the manufacturing of contract goods.

ARTICLE 31

DISPUTE RESOLUTION

31.1	Any dispute related to this Contract or the performance thereof shall be resolved through mutual consultation by the Buyer and the Seller. If, within sixty (60) days after such consultation, the Parties have not succeeded in negotiating a resolution of the dispute, such dispute shall be submitted to arbitration at China International Economic and Trade Arbitration Commission at Beijing, in accordance with the arbitration rules/procedures thereof. The arbitral award shall be final and binding upon both parties.

31.2	Unless agreed otherwise by both parties, the official language of arbitration shall be Chinese.

31.3	The arbitration fee shall be borne by the losing Party.

31.4	Other than the part under arbitration, other parts of this Contract shall continue to be performed during arbitration.

ARTICLE 32

CONTRACT LANGUAGE

This Contract is written in Chinese. Relevant correspondences exchanged by the two parties shall be written in the Contract language.

ARTICLE 33

APPLICABLE LAW

This contract shall be construed according to the law of the People’s Republic of China.

30

ARTICLE 34

NOTIFICATION

34.1	Notice from one Party hereof to the other shall be given in written form or via facsimile to the other Party’s address set out in this Contract. If the notice was sent by fax, a written confirmation shall be obtained.

34.2	Effective date of notification shall be the latter of the arrival date of such notice or the effective date stated on which.

ARTICLE 35

TAXES

35.1	All taxes in connection with the execution of this Contract levied by the Chinese Government on the Buyer in accordance with the tax laws in effect shall be borne by the Buyer.

35.2	All taxes in connection with the execution of this Contract levied by the Chinese Government on the Seller in accordance with the tax laws in effect shall be borne by the Seller.

ARTICLE 36

EXECUTION OF CONTRACT AND MISCELLANEOUS

36.1	Condition for Effect:

36.1.1	The Contract shall be approved by Board of Directions of both parties.

36.1.2	This project shall be ratified by national authorities.

36.1.3	The Buyer received from the Seller a Performance Bond in the amount of 100% of the price for Phase-I Project, which was provided according to Article 7 hereof.

36.1.4	The Seller has provided to the Buyer with a design certificate of wind turbine generators in a form and with contents approved by the Buyer, which is listed in the Technical Specifications.

36.1.5	The Buyer has inspected the manufacturing equipments of the Seller, and the Seller has proven that the manufacturing equipments thereof are appropriate for the purpose of this Contract and approved by the Buyer.

36.1.6	The Seller has provided proof to the Buyer that static test of rotor blades has been conducted and passed in accordance with relevant provisions of the Technical Specifications, and the results thereof are approved by the Buyer.

31

36.1.7	The Buyer and the Seller has agree upon the failure distribution of SCADA System regarding the standards of test and availability rate.

36.1.8	The Seller has provided to the Buyer a whole set of documents related to the SCADA System, and the Buyer is satisfied with functions of the SCADA System.

36.1.9	Wind turbines generators of the Seller at Inner Mongolia Damaoqi Wind Farm have passed the condition assessment implemented by the Buyer, and the Buyer is satisfied with such results.

36.2	The Buyer and the Seller shall exercise all efforts to do whatever necessary for the validation of the Contract upon signing of this Contract.

36.3

The Parties shall notify the other Party in writing once the conditions for effect are met. If the conditions for effect fail to be met at October 10th, 2008 (“deadline”), and the Buyer did not renounce such conditions in writing, the Buyer may terminate this Contract immediately. Henceforth, the Buyer shall not bear further obligations or responsibilities hereunder.

36.4	Should the Contract be terminated ahead of schedule due to failure in meeting the conditions for effect, the obligations hereunder shall not be binding on the Buyer or the Seller since termination, however, the rights of both Parties prior to termination shall continue to be effective.

36.5	This Contact has six (6) originals and twelve (12) copies. The Buyer holds four (4) originals and ten (10) copies, and the Seller holds two (2) originals and two (2) copies.

ARTICLE 37

PRE-CONDITIONS FOR PHASE-II PROJECT

37.1	Obligations of the Buyer to purchase wind turbine generators for Phase-II Project shall be provided that, within six (6) months upon completion of Phase-I Project, the Seller meets or the Buyer surrenders the following terms:

37.1.1	The Buyer has received from the Seller a Performance Bond in the amount of 15% of the price for Phase-II Project, which was provided according to Article 7.2 hereof.

37.1.2	The wind turbine generators of Phase-I Project have passed the condition assessment for Phase-II Project with the Buyer’s satisfaction.

37.1.3	Each wind turbine generator of Phase-I Project has successfully passed the 240-hour test within sixty (60) days upon installation completion, and the 72-hour test of the project in accordance with Technical Specifications.

37.1.4	The Seller has, within six (6) months upon beginning of warranty period for Phase-I Project, proven in accordance with this Contract that the availability rate for Phase-I Project attains 95% for three (3) continuous months.

32

37.1.5	The Seller has provided measured power curve of wind turbine generators of Phase-I Project, and the Buyer is satisfied with the form and contents thereof.

37.1.6	Low voltage ride through ability (LVRT ability) of Phase-I Project has been proven according to relevant provisions of the Technical Specifications, and the Buyer is satisfied with the results thereof.

37.1.7	The power quality of Phase-I Project has been proven according to relevant provisions of the Technical Specifications, and the Buyer is satisfied with the results thereof.

37.1.8	The Seller has provided to the Buyer with proof in a form and with contents approved by the Buyer, stating that the rotor blades used in the wind turbine generators have passed static load test according to GL standards.

37.2	The Buyer shall give written notice to the Seller promptly once the preconditions set forth in Article 37 hereof have been met, and such provisions herein applicable to Phase-II Project shall apply to Phase-II Project.

37.3	Should any of the precondition listed in Article 37.1 fail to be met within six (6) months upon completion of wind farm for Phase-I Project, and the Buyer did not surrender such preconditions, the Buyer is not obligated to purchase wind turbine generators for Phase-II and Phase-III Project and bear no obligation or responsibility to the Seller in Phase-II and Phase-III Project. Both Parties acknowledged that rights and obligations hereunder for Phase-I Project shall remain effective.

ARTICLE 38

PRE-CONDITIONS FOR PHASE-III PROJECT

38.1	Obligations of the Buyer to purchase wind turbine generators for Phase-III Project shall be provided that, within three (3) months upon completion of Phase-II Project, the Seller meets or the Buyer surrenders the following terms:

38.1.1	The Buyer has received from the Seller a Performance Bond in the amount of 10% of the price for Phase-III Project, which was provided according to Article 7.3 hereof.

38.1.2	The wind turbine generators of Phase-I and Phase-II Project have passed the condition assessment for Phase-III Project with the Buyer’s satisfaction.

38.1.3	The Seller has provided measured power curve of wind turbine generators of Phase-I Project, and the Buyer is satisfied with the form and contents thereof.

38.1.4	Wind turbine generators of Phase-II Project have successfully passed the 240-hour test and the 72-hour test of the project in accordance with Technical Specifications.

38.1.5	The Seller has proven the average availability rate for a single project reaches or exceeds 95% since Phase-I Project.

33

38.1.6	If necessary, fatigue test on rotor blades shall be conducted by the Seller according to IEC 61400-23 Standards.

38.2	The Buyer shall give written notice to the Seller promptly once the preconditions set forth in Article 38 hereof have been met, and such provisions herein applicable to Phase-III Project shall apply to Phase-III Project.

38.3	Should any precondition fails to be met within three (3) months upon completion of wind farm for Phase-II Project, and the Buyer did not surrender such preconditions, the Buyer is not obligated to purchase wind turbine generators for Phase-III Project and bear no obligation or responsibility to the Seller in Phase-III Project. Both Parties acknowledged that rights and obligations hereunder for Phase-I and Phase-II Project shall remain effective.

ARTICLE 39

This Contract constitutes the entire agreement and understanding of the Parties hereto, and shall come into effect in accordance with the essence of the Contract, regardless of:

(a)	Any previous agreement that conflicts with or different to this Contract; or

(b)	Any correspondence or other documents exchanged between the two Parties before the effective date that are related to the subject matter of this Contract and not included herein.

ARTICLE 40

All indemnification obligations hereunder shall remain effective after termination of this Contract.

ARTICLE 41

AMOUNT OF LIQUIDATED DAMAGES

The Buyer and the Seller acknowledge and agree that the amount of liquidated damages set forth herein is fair and reasonable, and factually estimated the losses the Buyer may suffered due to relevant breach. However, the liquidated damages shall not constitute penalty.

34

Address of the two Parties hereto

Projects	The Buyer	The Seller
Parties	Datang Jilin Roaring 40s Power Generation Co., Ltd.	Guangdong Mingyang Wind Power Technology Company Ltd.

Legal Representatives or Entrusted Agents	Yan, Zhang	Chuanwei, Zhang

Contacts	Dianbin, Jia	Pu, Yang

Address	Room 2001, Weifeng International Building, No. 7088 People’s Avenue, Changchun, Jilin, P.R. China	Mingyang Industry Park, Jianye Road, National Hi-tech Industrial Development Zone, Zhongshan, Guangdong, P.R. China

Zip Code	130000	528437

Contact Number	0431-85351212-8201	0760-8588313

Email	jiadianbin@sina.com	yangpu@mywind.com.cn

Facsimile	0431-85351212-8008	0760-8588313

Bank	China Construction Bank, Changchun Chaoyang sub-branch	Industrial and Commercial Bank of China, Zhongshan Zhangjiabian sub-branch

Account	22001360300055002580	2011021719024231505

35

The Buyer	The Seller

Company:	Company:

Datang Jilin Roaring 40s Power Generation Co., Ltd.	Guangdong Mingyang Wind Power Technology Company Ltd.

Legal Representative or Entrusted Agent:	Legal Representative or Entrusted Agent:

36

Appendix 1: Scope of Supply and Price Breakdown

1.	Scope of Supply

Scope of Supply as per “Technical Specifications of Wind Turbine Generators for Datang Jilin Xiangyang Wind Farm Phase-I Project (400 MW)” entered into between the Buyer and the Seller.

2.	Price Breakdown

Table 1: Price Summary of Contact Goods

In RMB

1	2	3	4	5	6	7	8
Contract Goods	Place of Original and Manufacturer	Quantity	Unit Factory Price (Tax Included)	Transportation Expenses	Insurance Expenses	On-site Unit Price (3×4+5+6)	Note
Wind Turbine Generator	Guangdong Mingyang Wind Power Technology Company Ltd.	267	¥8,668,085.64	¥10,116,630.00	¥2,403,000.00	¥2,326,898,468.00	Total in Table 2

Spare parts and components, special tools and consumables during warranty period of WTGs		1	¥13,661,192.00			¥13,661,192.00	Total in Table 3

Technical Services Fee		1	¥92,790,000.00			¥92,790,000.00	Total in Table 5

Central Monitoring System and Remote Monitoring System		1	¥3,055,394.00			¥3,055,394.00

Total						¥2,463,405,054.00

37

Table 2: Price Breakdown of Contact Goods

In RMB

1	2	3	4	5	6	7	8
Contract Goods	Place of Original and Manufacturer	Quantity	Unit Factory Price (Tax Included)	Transportation Expenses	Insurance Expenses	On-site Unit Price (3×4+5+6)	Note
Generator	Shanghai Nanyang Electrical Machinery Co., Ltd./China; Yongji Electrical Machinery Co., Ltd./China	267	¥500,000.00

Gearbox	Nanjing Highspeed & Accurate Gear Group Co.,Ltd/China; JADE/Germany	267	¥1,810,000.00

Rotor Blades	Sinomatech Wind Power Blade Co., Ltd/China; Jilin Subsidiary Branch of Guangdong Mingyang Blades Ltd./China	267	¥1,700,000.00

38

Rotor Hub	Ningbo Yeong-Shang Casting Iron Co., Ltd./China	267	¥200,000.00

Nacelle	Sinomatech Wind Power Blade Co., Ltd/China	267	¥210,000.00

Main Frame	Xiangtan Electric Manufacturing Corporation Ltd./China	267	¥260,000.00

Main Shaft	Wuhan Heavy Industry Casting & Forging Co., Ltd./China; CITIC Heavy Industries Co., Ltd./China	267	¥250,000.00

Main Bearing and Bed	PAC/SKP China Ltd./China; Wafangdian Bearing Group Corporation/China	267	¥300,000.00

Hydraulic System	Guangzhou BLT Seals and Hydraulic Systems/China	267	¥50,000.00

Control System	Gungdong Mingyang Wind Power Technology Company Ltd./China	267	¥320,000.00

39

Pitch System	SSB (Qingdao)/China (Pitch Control); Wafangdian Bearing Group Corporation/China (Pitch Bearing); Sunmotion Holding Ltd./China (Pitch Bearing); Siemens (Shanghai)/China (Electrical Machine)	267	¥1,000,000.00

Yaw Bearing	Wafangdian Bearing Group Corporation/China; Xuzhou Rothe Erde Slewing Bearing Co., Ltd./China	267	¥190,000.00

Yaw Drive	CQ Jiangjin Yongjin Gearbox/China (Decelerator); Siemens (Shanghai)/China (Electrical Machine); Xuzhou Rothe Erde /China (Yaw Bearing)	267	¥190,000.00

Yaw Brakeing System	SIME/France	267	¥320,000.00

Main Shaft Braking System	SIME/France	267	¥40,000.00

40

Cable & Accessories	Far East Cable Co., Ltd/China	267	¥320,000.00

Frequency Converter	IDS (Guangdong)/China; ABB (Beijing)/China	267	¥900,000.00

Standard Fasteners	Shanghai Shenguang High Strength Bolts Co., Ltd./China	267	¥70,000.00

Assembly and other Accessories	Guangdong Mingyang Wind Power Technology Company Ltd./China	267	¥38,085.64

Total		267	¥8,668,085.64	¥10,116,630.00	¥2,403,000.00	¥2,326,898,468.00

Note: Suppliers listed in the aforementioned table may be adjusted by mutual consultation of the Buyer and the Seller.

41

Table 3: Quotation List of Spare Parts and Components and Special Tools

In RMB

List and Prices of Mechanical Spare Parts

	Contract Goods	Place of Original and Manufacturer	Quantity	Unit Factory Price (Tax Included)	Total Factory Price
List of Spare Parts and Components
1	Current Transmitter		16	¥1,020.00	¥16,320.00
2	Knife Fuse Switch	ABB	8	¥1,320.00	¥10,560.00
3	Fuse-link	ABB	24	¥180.00	¥4,320.00
4	Fuse-link	ABB	24	¥144.00	¥3,456.00
5	Fuse-link	ABB	16	¥42.00	¥672.00
6	Fuse-link	ABB	16	¥132.00	¥2,112.00
7	Fuse-link	ABB	16	¥132.00	¥2,112.00
8	Lightning Arrester		24	¥732.00	¥17,568.00
9	Protection Switch	Siemens	24	¥270.00	¥6,480.00
10	Protection Switch	Siemens	8	¥144.00	¥1,152.00
11	Protection Switch	Siemens	8	¥150.00	¥1,200.00
12	Protection Switch	Siemens	16	¥144.00	¥2,304.00
13	Protection Switch	Siemens	8	¥162.00	¥1,296.00
14	Fan Heater		16	¥78.00	¥1,248.00
15	Temperature Control Switch		8	¥666.00	¥5,328.00
16	Temperature Control Switch		8	¥666.00	¥5,328.00
17	Temperature Control Switch		16	¥666.00	¥10,656.00
18	Humidity Switch		8	¥666.00	¥5,328.00
19	Humidity Switch		8	¥900.00	¥7,200.00
20	Contactor	ABB	8	¥900.00	¥7,200.00
21	Auxiliary Contact Module	ABB	16	¥90.00	¥1,440.00
22	Contactor	ABB	8	¥420.00	¥3,360.00
23	Auxiliary Relay	ABB	16	¥300.00	¥4,800.00
24	Auxiliary Relay	ABB	8	¥162.00	¥1,296.00
25	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
26	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
27	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
28	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
29	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
30	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00

42

31	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
32	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
33	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
34	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
35	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
36	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
37	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
38	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
39	Motor Protective Breaker	Siemens	8	¥594.00	¥4,752.00
40	Circuit Breaker Auxiliary Contact	Siemens	8	¥198.00	¥1,584.00
41	Residual Current Circuit Breaker	Siemens	16	¥1,044.00	¥16,704.00
42	Surge Suppressor	Siemens	40	¥672.00	¥26,880.00
43	Surge Suppressor	Siemens	16	¥672.00	¥10,752.00
44	Fuse-link	Siemens	24	¥150.00	¥3,600.00
45	Fuse-link	Siemens	24	¥150.00	¥3,600.00
46	Speed Monitor		8	¥4,200.00	¥33,600.00
47	Anemometer		8	¥3,900.00	¥31,200.00
48	Anemoscope		8	¥5,184.00	¥41,472.00
49	Switching Power Supply		8	¥3,360.00	¥26,880.00
50	Switching Power Supply		8	¥4,560.00	¥36,480.00
51	Memory Card		8	¥4,200.00	¥33,600.00
52	Lightning Protector		26	¥780.00	¥20,280.00
53	Over-voltage Protection Terminal	Phoenix	26	¥66.00	¥1,716.00
54	Thermal Relay	Phoenix	16	¥162.00	¥2,592.00
55	Digital Input Terminal	Phoenix	24	¥54.00	¥1,296.00
56	Digital Output Terminal	Phoenix	16	¥54.00	¥864.00
57	Digital Output Terminal	Phoenix	8	¥54.00	¥432.00
58	Analog Input Terminal	Phoenix	8	¥78.00	¥624.00
59	Rotor-side Converter Control Unit	ABB	4	¥40,000.00	¥160,000.00
60	Grid-side Converter Control Unit	ABB	4	¥25,000.00	¥100,000.00
61	CANopen Adapter Module	ABB	4	¥10,000.00	¥40,000.00
62	Fiber Optic Distribution Unit	ABB	4	¥15,000.00	¥60,000.00
63	Grid-side Converter Power Module	ABB	4	¥135,000.00	¥540,000.00
64	Rotor-side Converter Power Module	ABB	4	¥115,000.00	¥460,000.00
65	UPS Air Switch	Siemens	8	¥162.00	¥1,296.00
66	Exhaust Fan Air Switch	Siemens	4	¥162.00	¥648.00
67	Power Strip	Phoenix	12	¥165.00	¥1,980.00
	Subtotal				¥1,852,096.00

43

List of Special Tools (Add one set to the quantity listed below)

1	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥26.40	¥844.80
2	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥28.80	¥921.60
3	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥31.20	¥998.40
4	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥36.00	¥1,152.00
5	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥38.40	¥1,228.80
6	Professional Insulating Screwdriver with Double Colour Handle	SATA	32	¥42.00	¥1,344.00
7	Extended Metric Flat-head Inner Hexagon (9-piece Set)	SATA	32	¥42.00	¥1,344.00
8	Metric Combination Tools (38-piece Set)	SATA	32	¥360.00	¥11,520.00
9	Wire-cutter	SATA	32	¥68.40	¥2,188.80
10	Wire Stripper	SATA	32	¥300.00	¥9,600.00
11	Diagonal Cutter Plier	SATA	32	¥55.20	¥1,766.40
12	Sharp-nose Plier	SATA	32	¥64.80	¥12,595.20
13	Terminal Piler	SATA	32	¥393.60	¥5,280.00
14	Manual Ratchet Cable Cutter	SATA	8	¥660.00	¥528.00
15	External Heated Durable Eletric Iron	SATA	8	¥66.00	¥3,264.00
16	Universal Meter	FULKE	8	¥408.00	¥1,584.00
17	Tramegger		8	¥198.00	¥1,536.00
18	Phase-sequence Meter		8	¥192.00	¥1,536.00
19	Double Open Ended Wrench (11-piece Set)	SATA	8	¥320.40	¥2,563.20

44

20	Hydraulic Torque Wrench	HTS	4	¥85,428.00	¥341,712.00
21	Hydraulic Torque Wrench	HTS	4	¥107,273.00	¥429,092.00
22	Manual Torque Wrench	Zhunda	16	¥2,688.00	¥43,008.00
23	Manual Torque Wrench	HTS	16	¥2,797.20	¥44,755.20
24	Special Hydraulic Pump	HTS	4	¥81,000.00	¥324,000.00
25	Hydraulic Twin Pipe Line	HTS	40	¥10,200.00	¥408,000.00
26	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
27	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
28	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
29	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
30	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
31	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
32	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
33	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
34	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
35	Weighted Socket Head	HTS	16	¥78.00	¥1,248.00
36	Weighted Inner Hexagon Counter Bore Socket Head	HTS	16	¥78.00	¥1,248.00
37	Weighted Inner Hexagon Counter Bore Socket Head	HTS	16	¥78.00	¥1,248.00
38	Weighted Inner Hexagon Counter Bore Socket Head	HTS	16	¥78.00	¥1,248.00
39	Weighted Inner Hexagon Counter Bore Socket Head	HTS	16	¥78.00	¥1,248.00
40	General Weighted Socket Wrench (19mm)	HTS	16	¥354.00	¥5,664.00
41	Weighted Socket Extender (19mm)	HTS	32	¥138.00	¥4,416.00
42	Weighted Socket Extender (19mm)	HTS	32	¥138.00	¥4,416.00
43	Special Lifting Appliance for Nacelle	Mingyang Wind Power	4	¥108,000.00	¥432,000.00
44	Special Sling for Wind Turbine Tower	Mingyang Wind Power	4	¥24,000.00	¥96,000.00
45	Lifting Appliance for Rotor Blades	Mingyang Wind Power	4	¥24,000.00	¥96,000.00

45

46	Special Lifting Appliance for Wind Wheel	Mingyang Wind Power	4	¥24,000.00	¥96,000.00
47	Plate Sling	Mingyang Wind Power	4	¥12,000.00	¥48,000.00
48	Plate Sling	Mingyang Wind Power	8	¥12,000.00	¥96,000.00
49	Shackel	Mingyang Wind Power	96	¥4,800.00	¥460,800.00
50	Shackel	Mingyang Wind Power	64	¥3,600.00	¥230,400.00
51	Shackel	Mingyang Wind Power	64	¥600.00	¥38,400.00
52	Crow Bar		16	¥39.60	¥633.60
53	Crow Bar		16	¥43.20	¥691.20
54	Safty Belt (Tumble Prevention Device)	Erde	80	¥1,380.00	¥110,400.00
55	Safty Rope	Erde	128	¥912.00	¥116,736.00
56	Steel Hook	Erde	128	¥160.80	¥20,582.40
57	Helmet		160	¥120.00	¥19,200.00
58	Test Pencil	SATA	32	¥18.00	¥576.00
59	Grease Gun		64	¥144.00	¥9,216.00
60	Rechargeable Flashlight		32	¥540.00	¥17,280.00
61	Interphone		16	¥6,000.00	¥96,000.00
62	Plastic Toolbox		16	¥70.80	¥1,132.80
63	Wire Coil		24	¥300.00	¥7,200.00
Subtotal					¥3,678,116.00
Total Price for the Additional Set					¥3,678,116.00

Quotation List of Consumables Needed during Wrranty Period

1	Lubricating Grease	Great Wall	6400KG	¥144.00	¥921,600.00
2	Gear Grease	Great Wall	2400KG	¥96.00	¥230,400.00
3	Low-tempreture Extreme-pressure Grease	Shell	7200KG	¥144.00	¥1,036,800.00
4	Industrial Gear Oil	Great Wall	1000KG	¥120.00	¥120,000.00
5	Brake Pad		40 Pieces	¥18,000.00	¥720,000.00
6	Hydraulic System Filter Core		267 Units	¥2,400.00	¥640,800.00
7	Gearbox Filter Core		268 Units	¥2,400.00	¥640,800.00
8	Hydraulic Fluid	Tellus	800KG	¥60.00	¥48,000.00
9	Clean Streaming Agent		960KG	¥98.40	¥94,464.00
Subtotal					¥4,452,864.00
Total					¥12,661,192.00

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Table 4: Technical Services fee of the Seller

In RMB

			Unit Price	Quantity	Total Price	Place	Notes
			(¥/Person)	(Person/Day)
1		Technical Liaison	1000	10*20	¥200,000.00		Staff Costs of the Buyer
2		Factory Inspection	1000	3*300	¥900,000.00		Staff Costs of the Buyer
3		In-plant Training	1000	6*20	¥120,000.00		Staff Costs of the Buyer
4		On-site Training	1000	3*10	¥30,000.00	Site
5		Micro-Sitting	2000	2*20	¥40,000.00
6		80-meter Tower Design			¥4,380,000.00		including drawings, technical specifications, Process specifications
7		Manufacture Supervision of Wind Turbine Tower	1000	1*300	¥300,000.00
8		Base Design			¥8,010,000.00		including as- built drawing
9	On-site Technical Services	1) Foundation Construction Supervision	1000	2*300	¥600,000.00	Site
		2) Installation Guidance	1000	2*600	¥1,200,000.00	Site
		3) Commissioning	1000	3*600	¥1,800,000.00	Site
		4) Commissioning Supervision	1000	5*130	¥450,000.00	Site
10		Maintenance during Two-year Warranty Period			¥26,700,000.00
11		Maintenance expenses for the 3-year Period after Expiry of Warranty			¥48,060,000.00		consumables and spare parts for 267 wind turbines
Total : ¥92,790,000.000

47

Appendix 2 Technical Specification

Please refer to the “The technical specification of WTGs of Datang Jilin Xiangyang Wind Farm (Phase I)”

48

Appendix 3 Delivery batch, time and location and terms

1.	Delivery batch and time:

Project	Name of the Assembly Plant	Model	Phase	Batch	Quantity	Delivery time
Datang Jilin Xiangyang Wind Farm ( Phase I)	Jilin Mingyang Datong Wind Power Technology Co., Ltd	My 1.5se	I	1	10	Oct.2008
				2	10	Nov.2008
			II	3	20	Nov.2009
				4	20	Dec.2009
				5	20	Jan.2010
				6	20	Feb.2010
			III	7	33	Aug.2010
				8	33	Sep.2010
				9	33	Oct.2010
				10	34	Nov.2010
				11	34	Dec.2010

2.	Delivery location: Construction site of Datang Jilin Xiangyang Wind Farm

3.	Delivery terms: Delivery shall not be taken until the Seller receives 20% of the Contract progress payment. The delivery time of the first batch of equipment shall be 180 days. In particular case, it shall be mutually decided by both parties upon negotiation.

49

Appendix 4 Payment

The buyer shall make the payment, the amount of which has been set out in the Payment Statement, to the Seller under the following preconditions and cancellation terms:

A.	Preconditions

The Seller is not subject to the payment obligations as specified in Article 20 herein unless the Seller has:

(a)	provided tax invoices in the form that is reasonably required by the Buyer;

(b)	complied with the preconditions of every significant payment progress as specified in Appendix 4, Part I;

(c)	provided the performance guarantee (if any) to the Buyer according to Article 7 herein; and

(d)	taken out the policies (upon request) as specified in Article 8.5 and provided evidence thereof.

B.	Cancellation

The Buyer may deduct the following amounts from its payment to the Seller:

(a)	any debts or other amounts that the Buyer owes the Seller, and

(b)	any other funding requirements made by the Buyer, whether about the compensation (including damages) or about other amounts, whether the amount is specified in this Contract or in other laws.

Terms of Payment: Payment shall be made by T/T in RMB. This Contract only covers the computation of the Contract amount of Phase I, the payment of Phase II and III shall be carried out by referring to the followings:

19.1	The advance payment of the Contract shall be 10% of the total amount of the wind turbine in Phase I, which is ¥17,429,951.00. Payment shall be made by T/T or bank draft to the Seller when the Buyer has informed the Seller in accordance with the preconditions in Article 37 and the Buyer has received one copy of the financial bills whose amount is 10% of the total amount of the wind turbine in Phase ☐ which is verified by the Buyer without error within one month.

19.2	The Contract progress payment shall be 20% of the total amount of the wind turbine in Phase ☐, which is ¥34,859,902.00. The Buyer shall pay the said amount by T/T to the Seller within three months after the Contract take effect. The Seller shall furnish in advance a copy of the said financial bills.

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19.3

19.3.1	The Buyer shall pay 50% of the total amount of the wind turbine of the first batch (ten units) by T/T or bank draft to the Seller within one month after the Buyer has verified without error the VAT invoice (100% of the full amount) of the wind turbines of that batch upon delivery, and the Seller has provided a copy of the said invoices, which is ¥43,574,877.50.

19.3.2	The Buyer shall pay 50% of the total amount of the wind turbine of the second batch (ten units) by T/T or bank draft to the Seller within one month after the Buyer has verified without error the VAT invoice (100% of the amount) of the wind turbines of that batch upon delivery, and the Seller has provided a copy of the said invoices, which is ¥43,574,877.50.

19.3.3	The Buyer shall pay 10% of the total amount of the wind turbine of every batch (ten units) by T/T or bank draft to the Seller 240 hours after the primary acceptance check is finished and accepted, which is ¥87,149,755.50.

19.4	The Buyer shall pay 2% of the total contract amount of Phase I to the Seller after 72 hours of testing when the primary acceptance check is finished and accepted, which is ¥3,485,990.00. At the beginning of the second, third, and fourth year of the warranty period, the Buyer shall pay 2% of the total contract amount of Phase ☐ to the Seller, which is ¥3,485,990.00. After the warranty period, the Buyer shall pay 2% of the total contract amount of Phase I to the Seller, which is ¥3,485,990.00. The payment of the aforesaid amounts shall be made by T/T or bank draft to the Seller within one month after the Buyer has verified the financial billings without error.

19.5	The Buyer shall make payment of the spare parts of the generator and special tools, the central monitoring system and the remote monitoring system by T/T or bank draft within one month after the Buyer has verified without error the VAT invoice (100% of the amount) upon delivery and receiving the said invoice. The Buyer shall pay ¥6,733,510.00 (including the central monitoring system and the first sets of special tools) for Phase I, ¥1,852,096.00 (spare parts) for Phase II and ¥8,130,980.00 (the second unit of tools and consumables) for Phase III.

19.6	Technical services fee (Refer to Appendix 4)

19.6.1	The payment of Item 1-7 shall be made at the same time as the equipment progress payment, which is ¥5,970,000.00

19.6.2	The Buyer shall pay 50% of the technical service fee upon the receipt of the construction drawings which is ¥4,005,000.00 and another 50% upon the receipt of the completion drawings which is ¥4,005,000.00

19.6.3	The payment of Item 9 falls into three phases. The payment of each phase is made after the 240 hours and 72 hours testing when every primary acceptance check is accepted, which are ¥302,000.00, ¥1,208,000.00 and ¥2,540,000.00 respectively.

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19.6.4	The payment of Item 10-11 (the total amount is ¥74,760,000.00) is made in three phases:

19.6.4.1	The Seller shall pay 20% of the technical service fee (the total amount is ¥5,600,000.00) thereof in Phase ☐, which is ¥1,120,000.00. At the beginning of the second, third, and fourth year of the warranty period, the Buyer shall pay 20% of the technical service fee of Phase ☐ to the Seller, which is ¥1,120,000.00. After the warranty period, the Buyer shall pay 20% of the total technical service fee of Phase ☐ to the Seller, which is ¥1,120,000.00.

19.6.4.2	The Seller shall pay 20% of the technical service fee (the total amount is ¥2,240,000.00) thereof in Phase ☐, which is ¥4,480,000.00. At the beginning of the second, third, and fourth year of the warranty period, the Buyer shall pay 20% of the technical service fee of Phase ☐ to the Seller, which is ¥4,480,000.00. After the warranty period, the Buyer shall pay 20% of the total technical service fee of Phase ☐ to the Seller, which is ¥4,480,000.00.

19.6.4.3	The Seller shall pay 20% of the technical service fee (the total amount is ¥46,760,000.00) thereof in Phase ☐, which is ¥9352,000.00. At the beginning of the second, third, and fourth year of the warranty period, the Buyer shall pay 20% of the technical service fee of Phase ☐ to the Seller, which is ¥9352,000.00. After the warranty period, the Buyer shall pay 20% of the total technical service fee of Phase ☐ to the Seller, which is ¥9352,000.00.

The payment of the aforesaid amount shall be made by T/T or bank draft toe the Seller within one month after the Buyer has verified the official invoice without error and the Buyer has received a copy of the said invoice.

19.7	The advance payment of the wind turbine in Phase ☐ shall be made before the end of August, 2009. The advance payment of the wind turbine in Phase ☐ shall be made before the end of February, 2010.

52

Appendix 5 Letter of Guarantee (format)

No.:

To the beneficiary:

Whereas,              (hereinafter referred to as “the applicant”) and you entered into the No:             (contract or agreement), this bank has accepted the applicant’s request, and hereby represent and warrant to you on the applicant’s fulfillment of the obligations as specified in this Contract or Agreement as follows:

1.	The maximum amount (currency, amount and in Chinese numeral) of the guarantee this Bank undertake hereunder shall be (hereinafter referred to as “the Guarantee amount”).

2.	The guarantee this Bank undertake is joint and several guarantee.

3.	The guarantee we undertake is irrevocable, which is not subject to any revocation, damage or invalidation due to the following reasons:

(1).	any modification to any article therein or acts or matters that shall be enforced, performed or finished in connection therewith, whether this Bank is informed of or consent to such modification, or

(2).	any breach of contract.

The period of this Guarantee shall be from              to             , provided that upon the expiration of this Guarantee, this Bank is still obliged to fulfill the obligations hereunder and that you informed us of before the expiration thereof.

4.	Should the applicant is in breach of the obligations thereof during said period, this Bank will make the payment to the extent of “the Guarantee amount” working days after we receive the original copy of this letter and a claim notice which meets the following requirements:

(1)	the claim notice is in written form and states the claim amount and shall be signed by your legal representative (the responsible person) or an authorized agent acting on his behalf and affixed with the official seal;

(2)	The claim notice shall be delivered to the address: within the effective time.

53

5.	“The Guarantee amount” decreases progressively upon the payment of installments by the applicant according to the contractual and legal obligations as specified herein and the requirements in your claim notice.

6.	Disputes arising herefrom, if cannot be resolved upon negotiation, shall be dealt with according to the way:

(1).	taking an action against this Bank to the local people’s court.

(2).	submitting to the arbitration committee (the arbitration place shall be ) according to the effective arbitration rules when the arbitration application is made. The arbitral award shall be final and binding.

7.	This letter shall be governed by the laws of the People’s Republic of China.

8.	Miscellaneous:

                        .

9.	This letter shall be effective from the date it is signed by the responsible person or his authorized agent and be affixed with the official seal.

Guarantor (official seal):

Responsible person or authorized agent (signature):

Date:

Note: The content of this letter shall be confirmed by the Buyer before issuance.

54

Appendix 6 On-site Materials

Climatological Data of the Meteorologic Stations in Recent 30 years

Average temperature	6.2°C
Average barometric pressure	996.6hpa
Average rainfall precipitation	395mm
Prevailing wind direction	NW
Average maximum temperature	12.3°C
Average minimum temperature	0.7°C
Extreme maximum temperature	40.1°C
Extreme minimum temperature	-34°C
Hours of mean annual temperatures lower than -30°C	16 h
Average annual hailstone	4 times
Average annual thunderstorm	51 times
Instant maximum wind speed	25.7m/s (Mar.9, 1978)
10min Average maximum wind speed	20.2m/s (Mar.9, 1978)
Actual maximum wind speed (50m)	19.8m/s (10min average)
Actual extreme maximum wind speed (50m)	21.6m/s (instant)
Average annual air density	1.243kg/m3
Average annual wind speed (10m)	5.20m/s
Average annual wind speed (50m)	6.91m/s
Average annual wind speed (70m, 80m)	7.31m/s
Average annual wind power density (70m, 80m)	325.W/m2
Average annual wind speed (70m, 80m)	m/s
Weibull parameter (10m)	A=7.3
K=1.98
Prevailing wind direction	NW

55

Appendix 7 Power curve warranty

1.1	Definition

Unless otherwise defined hereinafter or required by the context, the meanings of the words and expressions in the appendixes is the same as those defined in the Contract or Measurement standard.

AEP measurement shall have the meaning as described by the measurement standard.

Appeal period:

(a)	if the power curve defects as specified in 1.5(a) hereinafter occurs, the period shall be from the date when the Seller receives a notice by the Buyer according to the 1.2(a) to the date when the Buyer receives the a notice by the Seller according to 1.4 (f)(i)

(b)	if the power curve defects as specified in 1.5(b) hereinafter occurs, the period shall be from the date when the Seller receives a notice by the Buyer according to the 1.2(a) to 20 years after completion.

Cure period refer to:

(a)	6 months;

(b)	Any longer period as described in 1.4 hereinafter

The Cure period shall be from the date (inclusive) when the report is issued by the measuring mechanism according to 1.2 (d) hereinafter.

The cure plan refers to the Seller’s plan to cure the power curve defects. The plan:

(a)	is proposed with the cure period; and

(b)	detailed description:

(i)	the time required to cure the relevant power curve defects within the cure period;

(ii)	the time required to perform all tasks in relations to the cure of the power curve defects and finish all tasks, including the working proposal of all WTG of the Project.

kWh refers to kilowatt hour.

Measuring mechanism refers to an internationally- recognized independent institution which is authorized by DAR or MEASNET, so that it can measure the power performance of the WTGs according to its standard.

Designated WTGs refers to:

(a)	a WTG jointly designated by the Buyer and the Seller upon negotiation to represent the average power performance of the Project; or

(b)	a WTG designated by a measuring mechanism where a consensus can not be reached by the Buyer and the Seller.

56

For the meaning of power curve defects, please refer to 1.4(a) hereinafter.

Power loss compensation refers to the amount calculated in accordance with 1.6 hereinafter.

μ refers to the combined standard uncertainty according to IEC 61400-12-1:2005.

1.2	The measurement of power performance

(i)	Where the Buyer intends to engage a measuring mechanism to conduct measurement on the power performance of a WTG of the Project, the Buyer may decide, at its own discretion, to notify the Seller at any time within the warranty period. If consensus can not be reached by both Parties on the measuring mechanism within 14 days after a notice is issued by the Buyer, then a measuring mechanism shall be designated by an independent professional expert as specified in the Contract.

(ii)	The measuring mechanism designated pursuant to 1.2(a) shall conduct measurement on the WTG’s power performance in a way that is provided by the relevant measurement standard, but the shortest measuring period shall be able to meet 200% of the minimum data as specified by the relevant measuring standard. The measuring mechanism shall, by reference to the technical specification or according to the power performance thereof, conduct analysis and measurement on the power performance. The measuring mechanism shall especially:

(1)	determine the power curve of the WTG; and

(2)	calculate the AEP measured value and AEP forecast value of the WTG and determine the measurement difference μ arising therefrom by applying the Weibull distribution as set out in 1.7 hereinafter and described by scaleparameter (A)(m/s) and shape parameter (The said calculation shall be performed based on the comprehensive standard difference as set out by the measurement standard.).

(3)	calculate the AEP commitment value of the WTG by applying the Weibull distribution as set out in 1.7 hereinafter and described by scaleparameter (A)(m/s) and shape parameter; and

(4)	compare the AEP commitment value and AEP forecast value by taking the comprehensive standard difference related to the calculation into consideration.

(iii)	During the measuring period, the Seller must cooperate with the measuring mechanism in conducting power performance measurement, and shall use and maintain the designated WTGs according to the requirements of the measurement standard and others as prescribed by the terms and conditions of the Contract.

57

(iv)	After the measuring period, the measuring mechanism shall forthwith provide a detailed written report to the Buyer and the Seller, stating the measuring procedures and the analysis result of the power performance of the designated WTGs, especially the any difference between the theoretical power performance and commitment power performance of the designated WTGs according to the technical specification. The report shall be comply with the standard as set out by the measurement standard (if any).

(v)	Subject to 1.4(a), the expense arising from the measuring mechanism’s any power performance measurement, as request by the Buyer, shall be borne by the Buyer.

1.3	Warranty on the annual power output

The Seller guarantees, during the warranty period, that the forecast value (AEP forecast value) of the annual power output of this Project which is calculated according to the procedures and methods of this appendix, shall be greater than or equal to the result of AEP theoretical value which is determined according to the technical specification or the statements thereof multiples by (95%-μ).

That is AEP forecast value ≥ AEP commitment value×(100%-μ).

The AEP forecast value is the annual power output which is determined by applying the methods as set out in measurement standard (by adopting the Weibull parameter as specified in 1.7 hereinafter) on wind profile to the measured the power curve; and

The AEP commitment value is the annual power output which is determined by applying the methods as set out in measurement standard (by adopting the Weibull parameter as specified in 1.7 hereinafter) on the wind profile to the commitment power curve.

It is acknowledged and agreed that, considering the combined standard difference of the permitted uncertainty in the measurement standard, 0.95 is adopted in the above formulas and the combined standard difference of uncertainty will not be reduced in the AEP commitment value.

1.4	Power curve defect.

(i)	Where the power performance measurement of the designated WTGs conducted by the measuring mechanism pursuant to 1.2 hereof demonstrates that it does not meet the requirements of 1.3 hereof, it shall be deemed that neither of the WTGs of this Project meet the said requirements, and the Seller shall:

(1)	within 28 days after receiving the report released by the measuring mechanism according to 1.2 (d) hereof;

(A)	notify the Buyer of the reason for the power curve defects in written form;

(B)	propose to the Buyer a cure plan for the curve defects of all WTGs of the Project;

(C)	pay the Buyer all the expenses incurred in the process of measuring the power curve of the designated WTGs by the measuring mechanism.

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(2)	During the cure period, the power curve defects shall be cured according to the cure plan.

(ii)	Where the Seller request an extension of cure period, it shall provide the followings as soon as possible (but not later than the expiration day of the current cure period):

(1)	the amended cure plans; and

(2)	the evidence demonstrating that:

(A)	the Seller has tried and will continue to try to seek a feasible and practical proposal to resolve the problem of power curve defects.

(B)	notwithstanding proper measures have been taken, the problem of power curve defects can not be resolved during the cure period.

(iii)	The Buyer shall not decline the application of the extension of cure period if the Seller has made up in accordance with 1.4(b).

(iv)	Unless otherwise agreed by the Buyer (the Buyer shall not uncauseably decline), the Seller may only make an application of extension in response to the power performance defects stated in the report released by the measuring mechanism.

(v)	The Seller shall endeavor to carry out all care plans, whether the period extension is approved by the Buyer or not.

(vi)	If the Seller deems that the said power curve defects has been resolved, it must:

(1)	notify the Buyer in written form that the said power curve defects has been resolved; and

(2)	supervise the re-measurement of the power curve of the Project carried out according to the procedures and methods as set out in 1.2 hereof by the measuring mechanism designated according to 1.2(a) (The expense incurred therefrom shall be borne by the Seller).

1.5	Compensation for the power curve defects.

(i)	If there are defects in the power curve but it can be cured within the cure period and the Buyer is satisfied therewith (whether a cure plan is proposed or not), the Seller shall compensate the Buyer for the power loss which is applicable to the compensation period within 28 days after the cure period

(ii)	If any defects in the power curve occurs and :

(1)	such defects fail to be cured within the cure period to the satisfaction of the Buyer (whether a cure plan is proposed or not);

59

(2)	the Sell does not seek to explore a feasible and practical proposal; or

(3)	such defects are incurable,

the Seller shall compensate the Buyer for the power loss which is applicable to the compensation period within 28 days after the cure period.

1.6	Calculation of compensation for the power curve defects

(a).	Subject to the provision of 1.6(b) hereof, if any defects occurs in the power curve, the Seller shall compensate the Buyer according to the provision of 1.5(a) or 1.5(b) (if applicable) and the compensation shall be made by the following formula:

LD=((0.95×X)-Z) ×EP×WTN×Y

And,

LD	refers to the power loss compensation payable for the power curve defects. (in RMB);

X	refers to the AEP commitment value determined according to statement of technical specification or set out thereof. (kWh), which is measured by the year kilowatt hour;

Z	refers to the AEP forecast value (kWh) of the designated WTGs determined by the measuring mechanism pursuant to the 1.2 (d) hereof and the report released, which is measured by the year kilowatt hour;

EP is [            ] RMB per kWh, which increases year on year at [            ]% at the beginning of every anniversary.

WTN	refers to the number of WTGs of the Project, and

Y	refers to the years the cure period cover (which is expressed as a decimal, for example, one year and six months is expressed as 1.5 years).

(iii)	The amount of compensation payable of the power loss hereunder to be paid by the Seller shall not greater than the maximum amount specified in the Contract.

1.7	Weibull parameter

On-site                              A (m/s)                              K

1.8 Warranted power curve under the standard operation conditions (air density to be determined)

60

Wind Speed m/s	power kilowatt
4
4.5
5
5.5
6
6.5
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
12.5
13
13.5
14
14.5
15
15.5
16
16.5
17
17.5
18
18.5
19
19.5
20
20.5
21
21.5
22
22.5
23
23.5
24
24.5
25

The hub is 80m high; the diameter of wind rotor is 82m; the model of rotor blade is SINOMA40.2

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2. Standard power cuve

The air density is 1.225kg/m3.

Wind Speed m/s	power kilowatt
4	4
4.5	30
5	56
5.5	91
6	139
6.5	199
7	270
7.5	358
8	460
8.5	577
9	711
9.5	863
10	1021
10.5	1183
11	1356
11.5	1500
12	1500
12.5	1500
13	1500
13.5	1500
14	1500
14.5	1500
15	1500
15.5	1500
16	1500
16.5	1500
17	1500
17.5	1500
18	1500
18.5	1500
19	1500
19.5	1500
20	1500
20.5	1500
21	1500
21.5	1500
22	1500
22.5	1500
23	1500
23.5	1500
24	1500
24.5	1500
25	1500

62

3. Warranted power curve and thrust coefficient curve

The air density is 1.243kg/m3

Wind speed (m/s)	Power (kW)
3	4
4	57
5	142
6	275
7	467
8	722
9	1037
10	1356
11	1500
12	1500
13	1500
14	1500
15	1500
16	1500
17	1500
18	1500
19	1500
20	1500
21	1500
22	1500
23	1500
24	1500
25	1500

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3.2 Thrust coefficient curve

Wind speed (m/s)	Thrust coefficient
3	0.946
4	0.883
5	0.757
6	0.755
7	0.755
8	0.755
9	0.744
10	0.677
11	0.588
12	0.515
13	0.451
14	0.397
15	0.354
16	0.317
17	0.287
18	0.261
19	0.240
20	0.222
21	0.026
22	0.193
23	0.181
24	0.170
25	0.160

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Appendix 8 Availability rate

1.1	Definition.

Unless otherwise defined hereinafter or required by the context, the meanings of the words and expressions in the appendixes are the same as those defined in the Contract or measurement standards.

Completed WTGs refers to the WTGs where a notice of completion is issued pursuant to the supply contract.

Insufficient availability rate of each WTG occurs when the availability rate of a WTG which constitutes part of this Project calculated according to 1.3(a) hereinafter does not meet the requirements as set out in 1.2(b) hereinafter (if applicable).

The compensation of the Insufficient availability rate of each WTG refers to the amount calculated in accordance with 1.6(a) hereinafter.

kWh refers to kilowatt hour.

Manufacturing period refers to the period from the day when technical service is provided to the day when the Project is completed, and the 12 months starting from the day technical service is provided after the Project completion day or all anniversary days.

The defect of Project availability rate refers to the average availability rate of the Project, as a whole, does not meet the requirements in 1.2 according to 1.4 hereinafter in a manufacturing period.

The compensation of the defect of Project availability rate refers to the amount calculated in accordance with 1.6(b) hereinafter.

1.2	Availability rate commitment value

Warranted availability rate of each WTG

The Seller warrants that the availability rate of any single WTG as measured according to 1.3 hereinafter which constitutes part of the Project is greater than or equal to 75%.

Warranted availability rate of the Project

The availability rate of the whole wind farm as measured according to 1.4 hereinafter is greater than or equal to 95%.

1.3	Calculation of the availability rate of each WTG

(b) The availability rate of each WTG which constitutes part of the Project shall be calculated according to the following formula, and OT, AT, GD and CD are mutually exclusive and the time can not be recorded simultaneously (All time periods can only be recorded once and categorized into one type.).

65

WTA=	OT+AT+GD+CD
TT

And,

WTA	refers to the availability rate within the corresponding manufacturing period of a single WTG, which is expressed in a percentage of total hours;

OT	refers to the generating hours of the said WTG within the corresponding manufacturing period;

AT	refers to the hours that the WTG is able to operate within the corresponding manufacturing period if any or several of the following factors does/do not occur (the WTG is operative but not in operation which is caused by any or several of the following factors):

(i)	the wind speed of the vector of the WTG is greater than that as specified in the technical specification;

(ii)	the environmental temperature is higher or lower than the operation temperature that is specified in the technical specification; or

(iii)	the WTG unwinds itself;

GD	refers to the non-operation hours of the power grid during the corresponding manufacturing period, which is resulted from that the power grid the WTG connects to is not the type as stated in the technical specification or that the said power grid operator exerts any limitation on the said power grid; GD is expressed in the hour;

CD	refers to the non-operational hours caused by the Buyer in the corresponding manufacturing period, which is expressed in the hour. Specifically, it means the non-operation hours of the WTG which is resulted from the limitations that the Buyer exerts or requests;

TT	refers to the total time of the corresponding manufacturing period (in hour). For instance, when the period is one calendar year, the total time shall be 8,760 hours; and

PR	refers to the non-operation hours of the said WTG in the corresponding manufacturing period because of the risks of the Buyer.

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(c).	If during a manufacturing period, any of the WTGs can not operate because of the Buyer’s risk, the calculation of AT, GD, and CD shall be suspended and the mechanism which records this factor shall be examined in order that the time related to AT, GD or CD is not included in the said period.

(d)	The two parties will conduct sincere talks and strive to decide on how to reflect the formula as stated in 1.3(a) on the timer in the control system of the Project within 90 days after the execution of this Contract. If the two parities can not reach a consensus on this article, it shall be submitted to an independent certification institution as approved by the Buyer. The expense incurred therefrom shall be equally borne by the two parties.

1.4	Calculation of the availability rate of the Project

The availability rate of the Project refers to the amount that equals to the total availability rate of each WTG divided by the number of WTGs of the Project.

1.5	Availability rate insufficiency

(i)	The Seller shall:

(1)	make sure that the SCADA system can automatically:

(A).	record and store any relevant data regarding the calculation of the availability rate of each WTG; and

(B).	calculate the availability rate of each WTG according to the formula as stated in 1.3(a) hereof; and

(2)	furnish a detailed written report to the Buyer within 14 days after each manufacturing period, detailing the followings:

(A).	the availability rate of each WTG of the Project in the said manufacturing period calculated according to the formula as stated in 1.3(a) hereof; and

(B).	the average availability rate of the whole Project in the said period according to the formula as stated in 1.4 hereof

(ii)	If:

(1)	the availability rate insufficiency of a single WTG occurs, the Seller shall, within 28 days after the corresponding manufacturing period, compensate the Buyer for the said insufficiency; and

(2)	the average availability rate insufficiency occurs, the Seller shall, within 28 days after the corresponding manufacturing period, compensate the Buyer for the said insufficiency.

(iii)	Subject to the provision of 1.6(c) hereof, the two parties acknowledge and agree that if, within the same manufacturing period, the availability rate insufficiency of a single WTG and the average availability rate insufficiency of the Project occur simultaneously, the Seller shall compensate the Buyer regarding the said manufacturing period in the higher amount of the followings:

(1).	the total compensation amount of the availability rate insufficiency of a single WTG incurred within the said period; and

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(2).	The compensation amount of the average availability rate insufficiency within the said period.

1.6	Calculation of the amount of availability rate compensation

(e).	Subject to the provision of 1.6(c) hereof, the Seller shall compensate the Buyer for the availability rate insufficiency of a single WTG in the following formula:

IAFC=	(A-B)×	(C÷D)	×EP
B

And,

LD	refers to the compensation amount that the Seller shall pay the Buyer for the availability rate insufficiency of a single WTG (in RMB);

A	refers to the commitment value of the availability rate of a single WTG as stated in 1.2(a)(i) or (ii) (if applicable)(in percentage);

B	refers to the availability rate (in percentage) of relevant WTGs calculated according to 1.3;

C	refers to the power that has been actually generated (in kWh) by the equipment of the Project during the corresponding manufacturing period, which is measured by the measuring instrument in the connections of the local power grid that the WTGs connected to ;

D	refers to the number of WTGs when the Project is completed; and

EP	is [ ] RMB per kWh, which increases year on year at [ ]% at the beginning of every anniversary.

(iv) Subject to the provision of 1.6(c) hereof, the Seller shall compensate the Buyer for the availability rate insufficiency of the Project in the following formula:

AAFC=	(W-X)×	Y	×EP
X

And,

LD	refers to the compensation amount that the Seller shall pay the Buyer for the availability rate insufficiency of the Project (in RMB);

W	refers to the commitment value of the availability rate of the contractual goods as stated in 1.2(b)(i) or (ii) (if applicable)(in percentage);

X	refers to the availability rate (in percentage) of the Project calculated according to 1.4;

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Y	refers to the power that has been actually generated (in kWh) by the equipment of the Project during the corresponding manufacturing period, which is measured by the measuring instrument in the connections of the WTGs;

EP	is [ ] RMB per kWh, which increases year on year at [ ]% at the beginning of every anniversary.

(☐)	The total compensation amount that the Seller should pay regarding the availability rate defects according to this appendix shall not greater than the maximum amount as specified in the Contract.

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Appendix 9 Contract of Incorruption (Format)

Project:

Tender Contract No.:

Party A:

Party B:

Party C (tendering agent):

To standardize the bidding and tendering operations of China Datang Corporation and avoid the violations of laws and disciplines, Party A, Party B and Party C, upon friendly negotiation, agree to execute the following clauses.

1.	Party A’s rights and obligations

(1).	The staff and worker of Party A is obliged to introduce its mechanisms and regulations on incorruption issue to Party B and Party C. The disciplinary inspection and supervision personnel of Party A shall have the right to supervise the three parties’ incorruption implementation situation in bidding and tendering and the execution of the Contract.

(2).	The staff and worker of Party A shall not disclose any commercial secrets to Party B in the process of bidding and tendering.

(3).	In the process of bidding and tendering and the execution of the Contract, the staff and worker of Party A shall not (a) extort money or property, accept rebates and commission from Party B; (b) accept securities and valuable articles presented by Party B; (3) allow Party B to claim any expenses; (4) participate in any entertainment activities and dinners and banquets which will exert influences on the performance of official duties; (5) introduce to Party B any relatives or close friends who is/are engaging in such economic activities as relating to the supply of materials and equipments and the subcontract of this Project; (6) require Party B to decorate its house; (7) ask Party B to arrange outbound and domestic travel for its relative(s); (8) accept money (including securities) and properties by means of weddings and funerals.

(4).	The staff and worker of Party A shall decline the money (including securities) and properties offered by Party B. Where it is difficult to decline, the said money and properties shall be submitted to the disciplinary inspection and supervision personnel of Party A or those at a high level.

(5).	The staff and worker of Party A shall abide by other regulations on self-discipline and incorruption in the process of tendering and performance of the Contract.

2.	Party B’s rights and obligations

(1).	The disciplinary inspection and supervision personnel of Party B shall have the right to supervise the three parties’ incorruption implementation situation in bidding and tendering and the execution of the Contract, and to cooperate actively with the disciplinary inspection and supervision personnel of Party A in investigating and collecting evidence on the relevant discipline problems.

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(2).	Party B shall have the right to know about all mechanism and regulations on incorruption and cooperate actively with Party A and Party C in complying with such mechanism and regulations.

(3).	The staff and worker of Party B shall not inquire about any commercial secret from Party A and Party C in the process of bidding and tendering.

(4).	In the process of bidding and the execution of the Contract thereafter, the staff and worker of Party B shall not (a) give money or property, offer rebates and commission to Party A and Party C; (b) present Party A and Part C with securities and valuable articles; (3) accept any expense claims by Party A and Party C; (4) purchase or provide any vehicles to the staff and worker of Party A and Party C without charge; (5) invite the staff and worker of Party A and Party C to participate in any entertainment activities and dinners and banquets which will exert influences on the performance of their official duties; (6) receive any relatives or close friends of Party A and Party C who is/are engaging in such economic activities as relating to the supply of materials and equipments and the subcontract of this Project; (7) decorate the house(s) of the staff and worker of Party A and Party C ; (8) arrange outbound and domestic travel for the relative(s) of the staff and worker of Party A and Party C; (9) offer money (including securities) and properties by means of weddings and funerals to the staff and worker of Party A and Party C.

(5).	Should the Party B finds out that the staff and worker of Party A and Party C involve in corruption affairs, it shall inform the disciplinary inspection and supervision personnel of Party A and C or the competent department leader(s).within 48 hours by issue a written notice with signature.

4.	Party C’s rights and obligation

(1).	The staff and worker of Party C shall be obliged to introduce its mechanisms and regulations on incorruption issue to Party A and Party B. The disciplinary inspection and supervision personnel of Party C shall have the right to supervise the three parties’ incorruption implementation situation in bidding and tendering and the execution of the Contract,

(2).	The staff and worker of Party C shall no disclose any commercial secrets to Party B in the process of bidding and tendering.

(3).	In the process of bidding and tendering and the execution of the Contract, the staff and worker of Party C shall not (a) extort money or property, accept rebates and commission from Party B; (b) accept securities and valuable articles presented by Party B; (3) allow Party B to claim any expenses; (4) participate in any entertainment activities and dinners and banquets which will exert influences on the performance of official duties; (5) introduce to Party B any relatives or close friends who is/are engaging in such economic activities as relating to the supply of materials and equipments and the subcontract of this Project; (6) require Party B to decorate its house; (7) ask Party B to arrange outbound and domestic travel for its relative(s); (8) accept money (including securities) and properties by means of weddings and funerals.

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(4).	The staff and worker of Party C shall decline the money (including securities) and properties offered by Party B. Where it is difficult to decline, the said money and properties shall be submitted to the disciplinary inspection and supervision personnel of Party C or those at a high level.

(5).	The staff and worker of Party C shall abide by other regulations on self-discipline and incorruption in the process of tendering and performance of the Contract.

4.	Liability for breach of Contract

(1).	Should the staff and worker of Party A is in violation of the incorruption obligations which is proved to be true upon investigation, Party A will punish its staff and worker in accordance with the party and government disciplines and deliver the relevant suspect to the competent judicial departments.

(2).	Should the staff and worker of Party B is in violation of the incorruption obligations which is proved to be true upon investigation, Party A and its agent shall have the right to return its bidding application. If Party B has won the bid, Party A and its agent shall have the right to revoke the acceptance of the bid, or impose a one-off fine on Party B at 0.5%-10% of the total amount of the Contract that they entered into until the termination of performance of the Contract, and the economic loss incurred therefrom shall be borne by Party B. All entities under China Datang Corporation will not conduct business with Party B in the future projects.

(3).	Should the staff and worker of Party C is in violation of the incorruption obligations which is proved to be true upon investigation, Party C will punish its staff and worker in accordance with the party and government disciplines and deliver the relevant suspect to the competent judicial departments.

5.	Miscellaneous

(1).	This contract shall com into force upon the signature of the three parties.

(2).	This contract is executed in triplicate. Each party hereto shall hold one counterpart.

(3).	This contract shall be effective throughout the whole process of execution and performance and shall be an appendix to the main Contract.

Party A:

Legal representative (or authorized agent) (signature)

Seal:

Date:

Party B:

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Legal representative (or authorized agent) (signature)
Seal:
Date:

Party C (tendering agent):

Legal representative (or authorized agent) (signature)
Seal:
Date:

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Appendix 10 The Construction progress chart of the Assembly Plant of Jilin Mingyang Datong Wind Power Technology Co., Ltd

To ensure the smooth progress of the $00MW wind farm construction of Datang Jilin Xiangyang wind farm (Phase I), we have started to prepared the construction of the wind turbine assembly plant, rotor blade plant and the technical service center since May 20, 2008.

The current construction progress:

1.	the main steel structure;

2.	the installation of all crane beams has completed as of October 30, 2008;

3.	electric-installation has completed as of November 15, 2008;

4.	HVAC has completed as of November 20, 2008;

5.	the office building is under decoration;

6.	tooling starts as of November 10, 2008, and commence production as of November 20.

Capacity planning for:

1.	1500MW wind turbine: 2008:30 units; 2009: 400-500 units; 2010:over 600 units.

2.	2500MW/3000MW wind turbine: June, 2009: pilot production; at the end of 2009: 10 units; 2010:250 units.

General introduction of the plant:

1. The wind turbine assembly plant

(1)	The mainframe plant is designed and equipped to produce the 3MW wind turbines, and will be in the Hi-tech Industry Park of Changchun. The first phase of the construction area covers 60,000 square meters and the capacity thereof is 300 units.

(2)	Production area and equipment

(i)	Production area:

(a).	the main production area:

The installation of yaw system, main transmission connection and the whole unit and storage of such large components as gearbox, rack, principal axis, main bearing, bearing bed and generator will be carried out here. The main production area shall be equipped with/be able to:

·6 WTG assembly stations

·3 main axis

·2 yaw units

·8 WTG assembly stations and 6 stations working simultaneously;

·store 12~16 sets of gearboxes, racks, principal axises, main bearings, bearing beds and generators

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(b).	supporting production area

The installation of hub system, control cabinet and the storage of other small and medium size components (including hubs) will be carried out here. The supporting production area shall be e equipped with/be able to:

·6 hub assembly stations

· to store anther 9 sets of hubs, 6 sets of frequency converter and controller, 8~12 sets of pitch system, yaw, pith axises and 6 sets of other components.

(c).	Components storage area

It is used for storing nacelle covers, racks and other large components. The area shall be able to store at least 6 nacelle covers and 6 racks

(d).	WTG storage area

It is used for storing the completed WTGs and hubs. The area shall be able to store at least 12 units of WTGs and hub systems.

(ii)	Main production equipment

The main production equipments include: double girder crane, hydraulic torque wrench, hydraulic transfer mechanism. The detailed equipments are listed as follows:

·double girder crane

    20/10T×1;40/50T×2;85T/24T×1

·RMG:

    15T×1

·hydraulic torque wrench

    wrench (2) ×1; wrench (4) ×2; wrench (6) ×1

·hydraulic carrier

    Half-lift carrier×4

    Electric fork truck (2 tons)×2

    Electric Forklift (>10m) ×2

·air compressor

    3.6m3 air compressor×1

The plant construction will be completed in July, 2008 and pilot production. The plant will be put into use and commence production in August, 2008.

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(3)	Human resource:

The detailed human resources allocation for the 3 main axis- gearbox preassemble stations, 3 hub preassemble stations, 2 yaw component preassemble stations, 6 WTG preassemble stations and 2 flexible are as follows:

Post	No. of worker	No. of team	subtotal
Director	1	2	2
Equipment engineer	1	2	2
clerk	1	1	1
Site management	1	2	2
Site technology	1	2	2
Leader of mechanical assembly	1	2	2
Leader of electric assembly	1	2	2
Mechanical assembly worker	50	2	100
Electric assembly worker	35	2	70
lift and transport worker	4	2	8
Material management	3	2	6
Quality inspection	10	2	20
Total:	217

(4)	Quality control and inspection:

The testing devices of the assembly plants shall include (according to the operational sequence): parts and components testing device, operational sequence testing device and WTG testing device. The details of each device are as follows:

1.	Parts and components testing device

(a).	including such foreign brands as ShinWa (亲和), HinBan (品番) and other domestic brands of high precision and external diameter measuring machine.

(b).	all high precision digital electric measuring device

(c).	ultrasonic EPK from Germany.

2.	operational sequence testing device

(a).	Easelaser high precision laser centering device and flatness measurer from Sweden.

(b).	Frequency converter and the debugging software system based on the Drive Window system of ABB.

(c).	Testing system of the pitch system on software environment based on the Beckhoff from Germany.

(d).	Testing system of WTG control system on the software environment based on the SSB from Germany.

3.	WTG testing device

(a).	shall be miniwatt WTG joint debugging system with completely independent intellectual property right which has reached advanced domestic level.

(b).	shall be the full power WTG testing system with completely independent intellectual property right which has reached advanced international level, which include: the full power WTG test-bed, 2MW high power generator and variable frequency drive system, advanced feedback experimental current and multiple signal testing and analyzing control system with completely independent intellectual property right.

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2. Rotor blade plant:

(1)	The rotor blades plant will be in the Tongyu county in Jilin Province, which covers 60,000 square meters, with production capacity of 300 sets of 40.25~48 meter rotor blades. The construction of the plant started in April, 2008, and completed in July, 2008 for production. The rotor blade plants is among the rotor blade production plants, whose technology comes from headquarter of Zhongshan Mingyang Wind Power Blade Technology Co., Ltd which includes the support and share of the material standards, technical specification, F&T Facility & Tooling, testing devices.

(2)	The equipment allocation for producing 300 sets of rotor blades.

a.	6 production lines. That is 6 sets of molds (Length of the rotor blade is 40.25m)

b.	Area:

Land: 80 mu

Building area: 25,000 square meters

Blade workshop:	150m×27m×3sections=12500 square meter, including mold workshop: 1500 square meters, warehouse:2000 square meters, office:500 square meters and staff dormitory: 2000 square meters.

Storage yard: 10000 square meters

Roads: 5000 square meters

Landscaping: 10000 square meters

c.	human resource: 10 management staff, 20 technical workers and 200 operators.

d.	equipment:

Imported equipments:	1 perforating machine; 2 resin blending machines; 2 adhesive machines

Domestic equipments:	lifting appliance, haulage equipment, rotor blade transfer assembly stations, dust-removing equipment for workshops, dehumidifying equipment, spraying equipment, glass fabric cutting bed.

Measuring devices and apparatus: rotational viscosimeter, viscose tester, electronic weigher, electronic tiltometer, etc

3. Technical service center:

(1). main responsibilities:

1.	providing technical support for the Jilin base.

2.	providing technical support and after-sales maintenance/repair services for the sales center in

Northeast China.

(1)	sales service:

A.	base of the WTG: to design the base of WTG according to the site geologic information provided by the user, and the supervise and examine the construction of the base of the WTG.

B.	to provide technical requirements for the road and installation area.

C.	to support, supervise and guide the equipment assembling and installation and to be responsible for the commissioning of the equipments.

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D.	to participate in technical negotiation and organize trainings.

(2)	after-sales maintenance/repair services

During the warranty period, if any quality issues arise from the products, the staff of the service center will respond to the malfunction information from the user within 24 hours, and arrive at the site within 48 hours to resolve the problem, and repair or replace any defected goods or components without charge.

3.	setting up training based for the local users.

(2). Departments and personnel:

1.	Technical department:

(1)	This department is responsible for the user’s technical support, training, and the adaptability design of WTG according to the wind resources, geology and physiognomy of the wind farm.

(2)	There shall be five mechanical experts/engineers and five electric experts/engineers with training capability under the director of the technical department.

2.	Department of craftsmanship quality:

(1)	This department is responsible for the guidance of production, the establishment of strict craft procedures, the design of craft and the quality control of products.

(2)	There shall be five craftsmanship engineers and five quality control engineers.

3.	Engineering department

(1)	This department is responsible for the arrangement of the performance the Contract, including the micro-siting, on-site supervision of construction, the submittal of drawings, pilot operation, etc.

(2)	This department shall provide two years (the warranty period) of maintenance/repair services.

(3)	This department shall provide 24 hours service and respond to the calls from the users.

(4)	There shall be at least 20 service staff

4. Quality warranty for product and service

The Jilin wind turbine assembly plant, rotor blade plant and the technical service center of the Company strictly carry out the Mingyang Quality Warranty systems, which include the technical design control system, production control system, examination and test control system, nonconformity control system, necessary corrective and preventive measures, market service systems. We have installed a full power experimental platform in the assembly plant to test the power out of every WTG before delivery so that the power output of every WTG we produce is assured.

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Datang Jilin Xiangyang Wind Farm

Phase-I Project (400 MW)

Wind Turbine Generators

and

Subsidiary Devices

Purchase Contract

Appendix 2: Technical Specifications

Buyer: Datang Jilin Roaring 40s Power Generation Co., Ltd.

Seller: Guangdong Mingyang Wind Power Technology

Company Ltd.

Changchun, China

December, 2008

I

Part One Technical specification

1. General introduction

1.1 Final purpose

The final purpose of this technical specification is to determine the technical specifications and requirements in the construction of WTG s and purchase of technical service related thereto of Dating JiLin Xiangyang Wind Farm (Phase I) in Baicheng, Jilin by Datang Jilin Roaring 40s Power Generation Co., Ltd.

The total installed capacity of Xiangyang Wind Farm (Phase I) is 400.5MW.

This specification include the design, manufacture, commissioning, guidance, warranty, acceptance check, technical service and other applicable technical specifications (as agreed upon by both parties) of WTGs, central monitoring system (with remote monitoring function), tower, base, and the onboard wind measurement device.

The “WTGs” shall represent in such as including the following systems:

1.2 Supply Scope

1.2.1 General scope

The supply scope herein include but not limited to the followings, which are set out in detail in Part II:

a.	the supply of 267 WTG and the transport to the construction site.

b.	Central Monitoring system

c.	spare parts, including Warrant Period

d.	consumables, including Warrant Period

e.	tools

f.	technical services, including the micro-sitting and base design of WTGs

g.	the regulation and supervision of lifting, including the base

h.	The commissioning of WTGs

i.	Technical documents, including the quality record, safety management plan, environment management plan, operation and maintenance brochure, power curve guarantee, availability rate guarantee, power and push curve, operation function and power quality testing in malfunction

j.	Power collection system

k.	Supervision of base

l.	Supervision of tower

1.3 Language

The Seller’s documents and all documents, letters, faxes, e-mails, and drawings in pertain to the communication with its tendering agents and the Buyer shall be written in Chinese. Where a Chinese/English bilingual version is used, the Chinese version prevails.

1.4 Unit of Measurement

All technical materials and forms, drawings and apparatus shall use the legal unit of measurement as formulated by the PRC.

1.5 Standards and Procedures

Unless otherwise specified in this specification, all equipment, device, materials and all design computations and experiments used and furnished thereunder are in compliance with the latest Standard and Procedure version or other authorized standards or other relevant, applicable standards.

Should the equipments or materials furnished by the Seller do not meet the standards hereafter, detailed differentiation shall be illustrated between its suggested version and the version hereafter, and the Seller shall provide its standards, which may exert influence on the design of the equipments or the functions thereof, in the form of text files to the Buyer and the purchase tendering agent for approval.

2. Ratings of the Standards

The ratings of the Standards are as follows:

IEC	International Electrotechnical Commission
ISO	International Standardization Organization
GL	GermanischerLloyd
IEA	International Energy Agency
DIN-VDE	Deutsches Institut für Normung- Verband Deutscher Elektrotechniker
CEE	Committee of Electric Equipment Acceptance Regulations
EC/EN	European Standard/European Norm
ANSI	American National Standards Institute
GB	Guobiao
DL	Dianli

3. Technical requirements

3.1 General contractual conditions of the main equipment

3.1.1 General technical requirements

The rated capacity of each WTG purchased is 1500kW and the model is : MY1.5se 1500kW. The model is three-blade, upwind, horizontal-shaft variable-pitch variable-speed double-fed grid-connected wind turbine. The voltage outlet of WTG is 690V;

Certification

The model shall obtain certifications from independent and internationally recognized institutions as previously agreed by the Buyer and the Seller:

e.g.	GL GermanischerLloyd

DNV Det Norske Veritas

The certification of original model shall be disseminated in accordance with the requirements of the installation of original model by the competent certifying authority. The said certification shall at least include the followings:

a.	design evaluation and load assessment

b.	manufacturability assessment

c.	test on static blade

Comprehensive IEC certification shall be disseminated in accordance with the IEC WT01:2001Ed.1 and based on the followings:

a.	design evaluation

b.	manufacturability assessment

c.	model test

d.	final assessment

Detailed design of WTGs is based on IEC61400-1:2007 Ed.03 and include the followings:

a.	the design of WTGs shall perform the IIIA standard of IEC61400-1:2007 Ed.03

b.	Blade test (carry out the IEC61400-23:2001 Ed.01 standard)

c.	Surviving temperature range: -40°C to 50°C

d.	Operation temperature range: -30°C to 40°C

e.	the power quality of WTGs shall be in line with the given statistics of the power quality. The factors of power quality statistics shall be in line with IEC 61400-21:2001Ed1 standard.

f.	the height of the hub of cylindrical tower shall be 80m.

To prevent the misaction of the controller, the effect of dust tornado, high temperature, ice coating, rain and snow, salt fog and thunderstorm shall be taken into consideration.

To observe the wind speed, the output power and relevant power curves of all WTGs, when in operation, shall not be lower than 95% of the power output that was computed based on the standard power curves. The average availability of all WTGs shall not be lower than 95% during the warranty period.

The WTGs shall be able to work safely without any attendant.

All components of the WTGs shall be able to work normally on site.

3.1.2 Mechanical, aerodynamic and hydraulic components.

Nacelle:

The nacelle shall be accessed safely, and shall be capable of providing enough space and lighting for the functional experiments, maintenance and repair.

The nacelle shall be equipped with a lifting appliance, which, at least, can satisfy the lifting of tools, spare parts and materials, lift items over 500kg, and meet the relevant ISO 27245:2007 standard and other applicable international and national standards.

The nacelle shall have a safe work area to ensure the safety of the maintainer who approaches the rotating components. The nacelle shall also have a tying point for the safety rope, including a tying point of the safety rope which is used for accessing the headspace.

The nacelle shall have sufficient ventilating device and shall take measures to guard against the salt fog corrosion, sand tornado, noise and small animals.

Inside the nacelle and the tower, there shall be two fire-fighting equipments and first-aid kit.

There shall be two evacuation equipments or multipurpose exit systems for emergency. All daily work facilities and evacuation equipments at the entrance to high space shall be in line with the ISO10333:2004 standard.

Wind rotor and rotor blade

The material, size of the rotor hub and the anti-corrosion quality of paint shall be in line with the relevant international and national standards and the climatic conditions of the wind farm, which include but not limited to IEC 61400-23:2001 Ed.1 standard.

The inlet edge of the rotor blade shall undergo anticorrosion treatment.

The rotor blade shall be replaceable. The Seller shall furnish detailed documents of each parts of the wind rotor, including balance information. The new rotor blade shall be identical to the replaced one.

The rotor blade shall have safe lightning conductors and reliable connector relating to the protection of earthing system of the nacelle, and shall be in line with the IEC 61400-24:2002 Ed.1, IEC 61662 and IEC 61024, I.

Pitch Control System

The regulating mechanism by adjusting the pitch of rotor blade of the Seller’s WTG shall be power-driven adjustment mechanism. The adjustment range shall be from 0 to 90. The pitch control system shall have three independent adjusting drives.

The pitch control system adopts the 7-nacelleet design. The main controller shall be able to ensure the pitch control system on braking state , when a sudden cut of power occurs, and have its own monitor as the HMI. Salt fog prevention measures shall be taken on all controlling components.

The pitch system shall mainly include: PLC controller, thyristor converter, Direct-current machine, spare assembled battery, etc.

The Central Control Box: 1, hexagon, 2mm stainless steel materials. The Grade of Protection is IP54. The central control box, on which over voltage and lightning protection measures are taken in respect of internal interfaces, is mainly use for power allocation and PLC controller.

Drawings of the Pitch control system.

Axial Box: 3, hexagon, 2mm stainless steel materials. The axial boxes, which employ the thyristor converter to control the rotating speed of the generators, control the three rotor blades independently with the rated current of 50A, and peak current of 100A.

Battery Box: 3, hexagon, 2mm stainless steel materials. The battery boxes supply power to three Direct-current machines independently. The voltage of each battery bank is 216V, which contains 18 storage batteries of 12V/7.2Ah. The effective design ensures the long life time. Under normal condition, the life time of the batteries shall be not less than 3 years.

Pitch Direct-Current Machine: 3 single-phase dc series generator. Parallel resistors are connected to prevent the no-loading, brown-out and galloping. In terms of temperature, reliable measures are taken to ensure the safe, reliable and long operation of WTGs in the environment and autostart of WTGs without damage any parts and components of the WTGs after the temperature regains to -30°C (Cryogenic Model ) or -10°C (Ambient Temperature Model) in response to the chronic power-cuts under lower temperatures that the WTGs may encounter within twenty years.

The connection of the pitch control system and the electric of the nacelle are carried out through the slip ring, which include 400VAC power supply, 230VAC power supply, DI/DO, ProfiBus telecommunication lines, etc. The pith system shall meet the following environment conditions:

The temperature scope of Cryogenic Model: Working Temperature: -30 to +40°C; Survival Temperature: -40~+50°C; Altitude: not higher than 2000 meters (Yellow Sea Datum)

Yaw System

MY1.5se WTGs adopt the active yawing way to face the wind; there are two independent sensors at the back of the nacelle: anemometer and wind vane. The nacelle yaw is driven by four elektrischer fixtures (WTG with brakes and gearbox) through four connection with bearings. Every yaw generator is equipped with four generator driving devices and the friction moment induced by the frictionplate of the braker. Four brake motor is capable of providing enough yawing moment; the controlling mode of the brake motor is safebreak. The nacelle is brought right to the wind through the four drive motors.

A set of anti-winding fixture of the cables is equipped in the Tower in order that it unwinds the said cables automatically, when they have rotated for over 2.5 circles in one direction in the nacelle; manual yawing adjustment shall be able to be made in the nacelle and the control panel on the spot. To ensure the normal operation of the yaw generator in low temperature, each yaw generator shall be equipped with a heater. Meanwhile, the bearings apply the low temperature lubricating grease.

Security System

To ensure the safety of the operation staff and the continuous and faultless operation, the Seller furnishes a full set of interlocking and safety device to safeguard:

a.	the operator and maintainer

b.	the machinery and electric equipment from damage

c.	a perfect state when starting and closing all components of the WTGs and equipments thereof, including the perfect order control thereafter.

All interlocking and safety devices are in preventive operation and do not disturb the regular return circuit in operation. The WTGs shall be a safe system against vibration, overspeed, overload of electric, transonic cut-out, temperature anomaly.

Brake System

The WTG is equipped with independent pneumatic brake system in ensure that the WTG ceases operation under any circumstances (including the load shedding under the power system fault and the maximum rotating speed the wind rotor reaches).

The WTG shall have a set of hydraulic machinery brake system.

To ensure the safety in the process of maintenance, the brake system shall possess a fixture or function of locking the position of the rotor blade.

The WTG shall be equipped with two independent sets of brake system to ensure the WTG cease operation under any circumstances and when the wind rotor reaches its maximum rotating speed. There shall be at least one set of brake device that operates according to the aerodynamic principles, which acts on the rotors. Where circumstance is different from the above, brakes shall be carried out through a mechanical braking system on the high-speed spindle.

All rotor blades of the WTGs shall be independent from each other. The pitching system can not only act as the main brake, but also the auxiliary brake. Each pitch unit is equipped with an independent spare battery in order that the pitch task is finished smoothly when a power-cut occurs. The change of unoperatedposition by a single rotor blade is able to turn the whole set of WTG from any work condition to a safe brake status.

Besides, a mechanical (disc) brake is installed in the high-speed shaft between the gearbox and generator, which takes effect in manual stop and in emergency. Where the power is cut for a long time, the high-speed shaft between the gearbox and the generator is in the state of freedom and the mechanical (disc) brake is inoperative. The high-speed shaft brake is equipped with a monitor that monitors the abrasion condition of the brake pad, and when it is time for adjusting or replacing the brake pad, it signals to the control system.

For the purpose of the maintenance work, the brake system is equipped with a device for locking the wind rotor.

3.1.3 The on-site control system of WTG

The control system and generating system are equipped with machinery and electric device, which are used for protecting the WTG, to prevent the damages from the malfunction of WTGs, and at the same time, to ensure the maximum energy generation of the WTG in specific wind force condition.

The control system of WTG shall be able to operate automatically without attendants. Every WTG control system that is installed in the base thereof is equipped with an independent main control panel with a standard interface that is compatible with the central monitoring system. The said control system is responsible for the detection of all unsafe situations, enabling the WTG system to cease operation and/or bring the WTG back to safety or harmlessness.

The device of the control system must be frequently safeguarded to avoid any unauthorized interference.

No single malfunction of the sensor or starting unit of the control system can exert any impact of the safety stop thereof.

The controller shall survive the severe environments, including the abrupt change of dust tornado, high temperature, tsunami, rain and snow, ice coating, rain and snow, salt fog and thunderstorm.

The control system shall be manually operated in, for example:

(1)	terminating the automatic operation and preventing the unauthorized operation by remote control system;

(2)	manual start;

(3)	manual yaw;

(4)	manual brake and release; and

(5)	manual closing down.

The system can at least be stopped, displayed and raise a warning on the followings:

(1)	emergency stop at start;

(2)	power grid malfunction, such as frequency outage, voltage fault, overcurrent, phase sequence malfunction and phase asymmetry;

(3)	overspeed of rotor;

(4)	overspeed of generator;

(5)	exceeding the temporary acceptable load;

(6)	exceeding the maximum instant acceptable load;

(7)	overspeed of wind;

(8)	overtemperature (for example, the generator, bearing, control panel and surroundings);

(9)	brake system malfunction;

(10)	vibration of the nacelle;

(11)	cable twist;

(12)	anemometer and wind vane breakdown;

(13)	control system malfunction;

(14)	power generation system malfunction; and

(15)	hydraulic system.

The system is capable of displaying and raising an when the anemometer and wind vane thereof malfunction.

The control system shall be able to ensure the aerodynamic braking condition of the WTG when a power-cut is brought about by the power grid malfunction.

The control system shall be capable of bring the WTG to a safe stop to ensure the aerodynamic brake to respond first in a normal stop (or stop for generic failure)

Upon the release of cable twist, disappearance of overspeed of wind, the super temperature rise thereof caused by the surroundings and the temporary and instant overload, the control system is capable of restarting the WTG automatically, including the manual restart resulting from other reasons that give rise to the stop of the WTG.

There is a control panel (the top control panel) in the nacelle for manual operation whose fixture is fixed up to the main power distribution unit or the control panel in the base of WTG.

The control system of WTG shall be able to prevent the program crash and when the crash occurs, the operation staff can reinstall the program.

The control system of WTG shall be able to display the sending/receiving of datas from the central monitoring system to examine and discover the possible mistake in the connection.

Monitoring:

In respect of the monitoring, the control system of WTG shall, at least, be able to display the followings:

1)	The state of the WTG;

2)	the daily, monthly, yearly and cumulative operation time by the hour thereof;

3)	normal operation hours of the power grid;

4)	normal operation hours of the WTG;

5)	power generation hours;

6)	service hours;

7)	the daily, monthly, yearly and cumulative power generated by kWh;

8)	frequency and three-phase current;

9)	wind speed by m/s, and the comparison between the actual power curve (kW-m/s) and the design power curve by the kilowatt-hour;

10)	all malfunctions (information of the state, times of malfunction, duration and date, positioning of the current malfunction, the materials of monthly and cumulative storage capacity whose power requiring exceeds 14 months );

11)	active power (kW);

12)	reactive power (kvar) or power factor (cosj);

13)	rotating speed of the rotor;

14)	nacelle, stator of the generator, bearing and environmental temperature; and

15)	availability.

Such parameters as curves and statistical analysis that can not be directly displayed or recorded on site shall be obtained from the central monitoring computer.

All monitoring data shall be converted into documents in a certain format, in order that the exact and separate data and record can be searched and used. To achieve this, an appropriate connector shall also be recommended.

3.2 Central monitoring system (Remote monitoring) (RCMS)

3.2.1 Central monitoring system

The Seller shall furnish a set of central monitoring system that is installed in the control building of the wind farm. The system shall include the following equipments:

1)	central monitoring computer and software;

2)	conveyor that manufactured in accordance with the IEC 61850:2003 standard (100Mbit fiber connected through Ethernet );

3)	Fiber-Optic communication used by the WTG and the RCMS, where the Seller furnishes all hardware and is responsible for the manufacturing of the connector thereof (The communication optical cable )

4)	Software and connector for the transmission of remote monitoring data

A reliable spare power system (UPS, uninterrupted power supply) must be in place; the UPS shall allow the RCMS to keep on operation for at least 30min to avoid data loss.

The malfunction of the WTG and the wind farm shall not affect the normal operation of the RCMS.

The RCMS shall at least possess the functions of:

1)	terminating the operation of the WTG and the whole wind farm (under normal condition and in emergency); and

2)	resuming operation thereof after termination.

These functions shall be recorded by data and time and kept record in the form of log file. Where necessary, the said log file can be printed out.

The RCMS shall maintain instant values (that display the state of the wind farm) of the followings:

1)	last malfunction;

2)	the number of WTGs that are connected to the grid;

3)	wind speed (m/s) (of the higher place of the hub);

4)	total active power (MW);

5)	total reactive power (MVAr); and

6)	power factor.

The central monitoring computer must be able to raise a sound and literal warning under the following conditions:

1)	malfunction and emergency stop;

2)	manual stop and start

3)	stop when the wind speed reaches the cut-out speed; and

4)	stop when the environment temperature goes beyond limit (too high or too low).

The functions of the RCMS must be safeguard against unauthorized access.

The hardware of the RCMS shall meet all requirements of the identical software.

Detailed examination shall be carried out during trial operation of the RCMS.

The Data Collection of the RCMS:

All monitoring data and functions shall be recorded and saved on a periodic basis.

The monitoring data shall include the on-line operation data and historical data, where the following data shall be monitored:

1)	the state of each WTG and the whole wind farm;

2)	all malfunction of the whole wind farm and each WTG, including the power grid malfunction (the information of the state, number, type, date and time of malfunction and the duration);

3)	all data as set out in 3.1.4

Besides, the following data shall be determined, displayed and stored; the corresponding stored capacity shall be able to store data of over 14 months:

1)	the active power by kW of each WTG and the whole wind farm (the current number and the average of every ten minutes);

2)	the power generated by kW of each WTG and the whole wind farm (daily, monthly, yearly and cumulative figures );

3)	Power consumption of each WTG;

4)	The wind speed and wind direction of the wind speed sensor and wind vane (such as the distribution and time series, m/s, the average of the ten minutes, daily, monthly and yearly figures );

5)	the environment temperature of the temperature sensor on the WTG (the average of the current, daily, monthly and cumulative figures);

6)	the malfunctioning voltage and current of each WTG;

7)	the temperature (the average of the current, daily, monthly and yearly figures) of the generator (stator and rotor) of each WTG and the sensitive electric equipment, and the relevant and possible maximum temperature;

8)	availability of each WTG and the whole wind farm;

9)	the manual start and stop of WTG and record of the inoperative period (time, duration and times);

10)	the start and stop of each WTG owing to the environment temperature change, and the record of the inoperative period (time, duration and times) and the relevant environment temperature;

11)	the stop because of that the wind speed reaches the cut-out speed and the record of the inoperative period (time, duration and times)

12)	the stop because of that the wind speed is lower than the cut-in wind speed, the record of the inoperative period (time, duration and times) ;

13)	monthly load, average load and rate of loading; and

14)	the cumulative power generated by circuit.

The data collection system shall be able to record the automatic generated daily and monthly operation situation of each WTG, in order to provide the historical data of the operation and stop of the WTGs.

The data collection system shall be capable of dealing with the statistics of:

1)	the availability of each WTG and the whole farm wind;

2)	the average of daily, monthly, and yearly wind speed or its distribution.

3.2.2 Remote monitoring

The RCMS which is provided by the Seller and installed in the main control building of the wind farm shall be capable of conducting remote monitoring simultaneously on the wind farm and in Changchun, however, Changchun does not possess the control function. The on-site control system shall have a communication interface that is able to receive the signal of box change, and conduct central monitoring.

A RCMS that is able to conduct remote monitoring is installed by the Seller in the Buyer’s Changchun headquarter. The modem shall be provided by the Seller for connecting the control building of the wind farm to the internet network.

3.2.3 Additional characteristics

This section aims to state the basic control functions that the wind farm controller should possess, which include:

1.	the setting value (MW) of active power;

2.	the setting vaule (MVAr) of reactive power; and

3.	the control mode of voltage.

It is recognized that there are some mutual effect between the said control modes, especially the adjacent operation of the said control modes, or the operation at the limits of the WTG’s capability. The Seller shall furnish regulations in relation thereto.

The mode of active power setting value

(a). In this mode, the RCMS will set the setting value as the wind farm’s active power output (MW);

(b). The wind farm’s MW output shall be equal to or less than a certain setting value; the setting value shall be any figure between the smallest possible value of the wind farm’s rated MW output and 100%;

(c). The wind farm’s power output, calculated by the average of one minute figure, shall not exceed 5% of the wind farm’s rated NW output the active power setting value reaches.

(d). The mode of active power setting value is used when the transmission is limited or used to supply continuous power input.

(e). The setting value of active power shall be monitored through the interface of the RCMS.

(f). This mode shall be a self-control mode or a mode that is assisted by the tilt modulation mode and/or frequency control mode (only for reducing frequency).

The mode of reactive power setting value

(a). In this mode, the RCMS will set the setting value as the wind farm’s reactive power output (MVAr).

(b). The wind farm’s MW output shall be equal to a certain setting value; the setting value shall be any figure between 0% of wind farm’s rated MVA output and a reasonable percentage.

(c). Absolute power control prevails over absolute reactivity control.

(d). Restricted by the WTG (as shown on the P-Q capacity plan), the reactive output thereof, calculated by the average of one minute figure, shall not exceed 5% of the wind farm’s rated MWA output the reactive power setting value reaches.

(e). This mode shall be an independent control mode that is assisted by the absolutely true power mode and/or the tilt modulation mode and/or frequency control mode and/or triangle control mode.

(f). Absolute reactive power setting value shall be monitored through the interface of the RCMS.

Voltage control mode

(a). In this mode, the RCMS shall facilitate the control of the outline of the transmission system .

(b). This mode shall indirectly control the 35kV busbar voltage.

(c). The voltage control shall be carried by the second, and the on-load tap changing shall at least take about 30 seconds.

(d). Voltage regulation will be realized by changing the setting value of the reactive power of a single WTG in accordance with the roll-off characteristics with a dead band. When a voltage difference (the difference between the determined value and the reference value) occurs outside the dead band, the calculating method of this mode is activated. Adjustment will be made in response to the zero voltage around the dead band according to the default value of +/-0.01pu. The reference value shall be operator adjustment. There shall be an adjustable limiter that is able to cut the voltage output that goes beyond the limit.

(e). The RCMS shall re-allocate the reactive power according to the instant capacity of a single WTG.

(f). This mode shall identify the reactive capacity of a single WTG as a function of the active power output, including the effect of triangle/astral distribution. This mode shall possess the function of cutting in and cutting out to prevent the degraded adjustment of the 35kV voltage in low wind speed.

(g). Under normal circumstance, this mode shall not reduce the active power output to increase the reactive power output. However, when the output system resume from interference, active power may reduced for the time being.

(h). The setting value of the voltage magnitude, the slope factor of the roll-off characteristic, reference voltage, dead band of zero-voltage difference and the power output limiter shall be remotely controlled by the interface of the RCMS.

(i). It is recognized that this mode is only completely effective when most of the WTGs are generating power.

3.3. Power generating system.

Such electric components as the switch gear, actuator, generator, control unit and equipment shall be designed according to the national standards. Each of the electric equipment in the electric system shall meet the national standards. Each part shall be applicable to all expectable site conditions, whether in installation or operation, including the environment, machinery, chemical and thermal effects that act on the operating system. The rated parameter shall be applicable to the possible stable and instant voltage and current under normal and malfunction circumstances. All exterior factors may exert influence independently, or interactively. Should the said factors exert interactive influence, every part of the electric machinery is adequately protected by choosing a proper level. The protection level of the generator shall be able to guard against salt fog, sand storm. The generator shall be equipped with a stator coil temperature measurer and rotor speed sensor. And the E. on Netz low voltage standard or similar standards as specified in the documents is applied thereto.

Each electric component shall display a certain level of interference immunity towards electric interference. The selection of electric components shall not cause damages or interfere other components.

Such as the switch gear, actuator, generator, control unit and equipment shall be designed according to the WEC regulations. Each of appliance parts in the appliance system shall meet the IEC or identical standards. Each part shall be applicable to all expectable site conditions, whether in installation or operation, including the environment, machinery, chemical and thermal effects that act on the operating system. The rated parameter shall be applicable to the possible stable and instant voltage and current under normal and malfunction circumstances. All exterior factors may exert influence independently, or interactively. Should the said factors exert interactive influence, every part of the appliance is adequately protected by choosing a proper level.

Each appliance part shall display a certain level of interference immunity (refer to IEC 1000) towards electric interference. The selection of electric appliance parts shall not cause damages or interfere other components.

3.3.1 Protection.

Prevention of electric contact:

The layout of the electric system of WTG shall be convenient for the operation, testing, examination, maintenance and the access of repairman. The design thereof shall be safe for staff and able to guard against other dangers as brought about by the direct or indirect contact of the live components of animals. All live components shall be covered by insulating materials or in a proper way.

The conductive parts of the indirect contact electric system shall be capable of preventing electric leakage, because these parts are live when the insulating materials malfunction. The following measures or other identical measures shall be taken to perform the protecting functions:

1). employ the earthing malfunction protecting device to automatically cut the fault circuit; and

2). meet the insulation requirements as set out in IEC (or identical standards)

Connector to the 35KV power grid:

There shall be a circuit breaker between the power grid and the electric system of the WTG, which is able to simultaneously cut all power circuits. The position of the breaker shall be convenient for the operator and repairman to enter and exit and the said breaker can be started manually or by the control system of the WTG. The rated parameter shall be in conformity with the maximum short circuit capacity of WTG’s connector and the power grid.

The accessorial circuit (such as the isolation equipment respectively equipped in heating and lighting circuits) shall have an exact breaking point and can be used on no-loading condition.

The transient will be reduced to the minimum by the soft start device or identical device when the WTG is connected the power grid, in order to avoid the overvoltage of the WTG when it starts.

The shell of the electric device:

The shell of the electric device shall be able to prevent dust, water, rain and snow, salt fog and sunshine and meet the requirements of NEMA12 or IEC or identical regulations.

The shell of the electric device shall be able to guard against the ambient influences, dust, water, sunshine. The gate and cover plate is equipped with special locks to ensure the safe close in the closing position, which shall meet the requirements of NEMA12 or IEC or identical standards. All shells shall be properly safeguarded and the position of shell shall minimize the possibility of the exposure to rains. The splash of rain water shall be prevented when the door of the shell is open for entry or maintenance purpose.

Electric wiring:

The wiring between the components of the electric system of WTG shall be in conformity with IEC 227,245,287 or corresponding standard. The stress in installation and operation shall be taken into consideration when choosing the position and the conducting wire.

Overvoltage that trigger by the contact of wires of different rated voltage shall be avoided when fixing up the conducting wire.

Conducting wires of different thermal ratings shall not operate in the same conduit, unless the ampere density of each conducting wire is not higher than the minimum thermal rating.

The route and the fixing of the conducting wire shall be able to prevent the friction and abrasion resulting from the yaw of the WTG, vibration of equipment or induced vibration.

All cable shoes shall be connected to ringed ends or installed to the wiring board. The cable terminal shall be labeled or color-numbered. All colored numbers shall be used to all WTGs. All electric connection shall meet the IEC or relevant domestic standards.

Current and Voltage transformer:

Where the measurement of power is carried out through data collection system, the relevant current and voltage transformers shall be corrected. The transformers shall meet the requirements of IEC on the Sub/measurement or identical requirements.

Control and Protection:

When the exterior grid system, such as voltage, frequency and electric breakdown, could not ensure the continuous and safe operation of WTGs, there shall be an automatic device for a safe stop. And when the exterior grid system regains stability, the device can restart the WTGs automatically.

The protectors shall be set according to the current, voltage and time of the circuit and power grid.

All settings of the protectors shall be illustrated in the attachment papers.

The protection of WTGs and the grid power protectors shall be matched against each other, thus ensuring a timely and smooth troubleshoot.

The protection and control system shall possess the electromagnetic interference ability at an appropriate rating. All components of the protection and control system shall carefully selected and laid, in order to free the components from the destructive or damaging electromagnetic effects from inside the electric system.

There shall be an urgent stop button on the ground and in the nacelle respectively. The priority level of urgent stop buttons shall prevail over the automatic control system and bring the machines to a stop.

A communication mode between the controllers of WTG and main controlling computer shall be provided. The controllers of all WTGs shall be installed in the tower thereof.

The controllers of WTGs and the connecting cables and optical cables and all accessories shall be provided by the Seller.

The UPS of WTGs’ controllers shall be provided by the Seller.

3.3.2 The generator and related device

The generator shall be full-closed and able to operate in the power grid under the followings conditions:

•	rated voltage: 690V (three phase);

•	rated frequency: 50Hz, the allowable deviation is ±1Hz;

•	the allowable voltage deviation of 10kV end of the box transformer is between +10% and -10%;

•	asymmetric limit value is 5%;

•	insulation level: F

•	vibration level: N

•	protection level: IP54

•	The electric and mechanic components shall be able to withstand the impact on the startup.

3.3.3 Power distribution unit

The power distribution unit of the on-site control system and the power generating system shall be installed in a common panel. Low voltage (<50V) circuit shall be separated from the motor circuit.

The distribution panel installed on the ground shall have a base stand, the minimum height of which is 100mm. The panel shall have a few cable seals to allow the ins and outs of all cables.

Current-carrying components shall exceed the allowable temperature rise under restricted circumstance and able to continuously withstand the rated current under rated voltage.

The distribution panel shall be equipped with multiplex coppery earth bus (PE). The bus shall be connected to cables and/or guard sheet of the ground conductor. The earth bus (PE) shall also be connected to the ground system.

All components inside the distribution panel must be installed onto the installation board, whose surface is equipped with an intensive cover/door.

All distribution panels (including their modules) shall meet the IEC requirements which set forth a minimum space and creep distance to the insulators.

The bus shall be pure electrolytic copper.

The wiring board shall be installed onto a standard installation board. All interior wiring shall be flexible single conductor cable with a minimum fracture surface of 1m m2.

Every distribution panel shall be equipped with 15% spare wiring boards which are used for controlling the cut-in of wires.

Every component inside the distribution panel shall be labeled according to the corresponding drawings. Phase flag shall be marked at the terminal of the power line. The controlling line shall be marked according to the wiring diagram provided by the Seller.

The interior wiring must be ferruled and labeled according to the wiring diagram. All devices installed on the face plate shall be marked by planar and functional symbols.

Safety symbols shall be in Chinese and English, other symbols and descriptive words can be in English.

3.3.4 Low voltage cable

The power cable shall be in conformity with the requirements of the national standard or other identical standards.

The power cable shall be coppery wire whose minimum rated voltage is 1000/600V. There shall not be junction of cables inside the tower.

Where the monitoring cables are parallel to the power cables, they shall be shielded.

3.3.5 Grounding/ shielding ground

The grounding of every WTG shall be laid out in accordance with the standards as advised by the WTG manufacturers and IEC standard. All electric frames shall be effectively connected to the ground, and the ground circuit which connects the grounding electrode and the terminal cable shall be coppery. The branch circuit shall be equipped with protective cables.

Every WTG must have a ground electrode system provided by the Seller whose RG is less than four ohm.

The ground electrode shall be designed to meet the requirements of the maximum possible short circuit current. The Seller shall provide the designed grounding parameters.

All metal components shall be precisely connected to the user’s grounding system.

The ground mesh under the ground and the ground electrode thereof shall be provided by the Buyer and confirmed by the Seller.

The section of the lead wire of the shielding ground is half the lead wire. The shielding shall be carried out between the grounded metal and the exposed hard goods, in order that it can be connected in emergency. The exposed hard goods include:

•	ladders

•	accessible structure steel parts

3.3.6 Lightning protection

The WTGs and relevant device shall be properly protected in order to avoid thunderstrike and damages of overvoltage trigger by thunder.

The WTG equipment (including remote monitoring system) shall employ the protection device to guard against the detrimental instant voltage.

The protection device shall be in conformity with IEC 61400-24:2002 standard to ensure the safe operation of WTG against thunderstrike. Such device as lightning conductor and distribution system of the WTG shall be reliably connected to the ground mesh. The lightning conductor shall meet the IEC and relevant national standard. The RG shall be less than four ohm.

The basic requirements of the lightning protection and grounding system of WTGs are as follows:

•	Section 410 and 540 of VDE 0100

•	DIN VDE 0151

•	Section 1 and 2 of DIN VDE 0185

•	Section 1 of DIN VDE 0618

•	DIN 18014

•	IEC 61312-1/DIN VDE 0185-103

•	IEC 61024-1/Section 24 of VDE 0127

•	IEC 612400-24

•	IEC 61662

3.4 Monitoring upon vibration

There shall be a vibration monitoring system in WTG. Upon request, the said system shall be provided by the Buyer to the Seller, and the Seller shall be responsible for the installation of the system in the nacelle of WTG in the nacelle assembling department and on the project site (where applicable). The Seller shall install the monitoring device according to the Buyer’s instructions.

The system shall at least possess the following specifications:\

•	The system hardware installed in the nacelle shall adapt to such environment conditions as temperature scope, humility, dirt and dust in the air, vibration.

•	The rating of the shell shall be IP 65 or better.

•	It can record the vibration data of the support components, gearbox and bearings of the principal axis of the generator.

•	It can raise a warning to the operator of the wind farm when the indicated number falls beyond the allowable variables deviation.

•	It can make a remote inquiry to the system.

•	The server software shall be compatible with Windows.

3.5 Low voltage ride through (LVRT)

At the present stage, the function of riding through shall be able to keep the WTG 200ms connected when the voltage decreases until 20% of the rated voltage. Where a national or industrial standard in relation thereto is released, such standard prevails.

To ensure better the function of the system, the wind turbines provided by the Seller may also possess the function of LVRT on generators. Details are listed as follows:

(1)	Mingyang’s WTGs realize the ride-through by employing a transformer with an active Crowbar.

(2)	To ensure that the WTG is connected to the power grid when serious instant transient occurs to the power grid, transformers with active Crowbars must be employed. Then, when the power grid incurs temporary failure, the E-ON voltage rules are adhered to through the incessant operation ensured by the active Crowbar modules of the transformer and relevant control logics.

(3)	The connection and disconnection of the Crowbar is dependent on the effect of the serious instant voltage transient on rotor-side converter. When necessary, users can define under what circumstance, the transmission unit of the transformer on the WTGs—notches level and time duration of the transient of the power grid, namely level 1, level 2, t1 and t2 in the drawing below, which can be set by the users within limits. Besides, users can also define when the voltage of the power grid is lower than a set value, how much reactive current would the transmission unit of the transformer provide to support the power grid. If the voltage falls within an acceptable limit (See the shaded area in Picture 1, level 2 shall be not less than 15% of the rated voltage), then the transmission of the transformer is able to ensure the connection of WTGs and power grid by generating capacitive reactive power to support the power grid.

The variance of the voltage level of LVRT towards time

(4)	The picture below is the on-site measured drawings reflecting the changing relations of currents in the power grid during the voltage dips and recovery.

The map of the tested variance relationship between the current and the voltage in the power grid

3.6 Other requirements

3.6.1 Interchangeability

All WTGs supplied shall be the same in design and structure and all identical components shall be interchangeable. All WTGs shall adopt the same color code and/or wiring marks. But the base of each WTG shall be designed according to the geological condition.

The function and life of any interchangeable component in the wind power generating system shall be the same under normal condition. The components can be interchanged without changing the characteristics of the interface.

3.6.2 Reliability design

All components of the system shall meet any of the following three reliability requirements:

(1)	The way of detecting possible malfunction by employing the control system, for example, the system can stop automatically when any possible malfunction is detected.

(2)	Upon the analysis of components, during the time intervals between two examinations, the possible malfunction can be detected and resolved before it actually happens.

(3)	The design of the system requires abundant components, which ensures the continuous and safe operation after the malfunction till it is detected by monitoring devices or in normal check.

3.6.3 The lubricating oil

All lubricating oil in relation to the operation and maintenance of WTGs shall be provided. All lubricating oil shall be applicable to the temperature and other conditions as specified herein.

3.6.4 Materials

All materials used for manufacturing WTGs shall be completely new without any defect and damage. All materials shall be applicable to the temperature and other conditions as specified herein.

The components to be replaced during the warranty period shall be brand new.

3.6.5 Tailor-making

The non-natural hard materials shall be dealt with or tailor-made to ensure the completeness of and surface thereof under the condition as specified in Section 3 herein. The purpose in so doing is that the materials do not need to be re-maintained in ten years.

Components made of composite materials shall be used. For instance, the rotor blades, it shall be colored by gelpaint or polyurethane; its front end shall be colored by special paint to strengthen its anti-fraying capability.

The outside surface shall be grey white. Except for the name of the manufactures and the measurements thereof and the shape of the nacelle, approval shall be obtained from the Buyer for other marks to be appearing on the nacelle.

3.6.6 Maintenance and safety design.

The design of WTGs shall be facilitating the maintenance and repairs in the future.

Where the maintenance and repair shall be carried out by humans, sufficient accessory devices shall be equipped with to ensure the personal safety of the maintainers and repairers. The ladder inside the tower as designed by the Seller shall be furnished with a safety slope or safety channel. The safety slope or safety channel shall be compatible with the fall protection device.

To ensure the safety of the relevant staff, the followings shall be taken into consideration in the said design:

•	furnishing components and working locations with safe access for those who are responsible for the examination and periodic maintenance.

•	taking sufficient measures to protect the relevant staff and avoid their contact with the rotating component or moving parts which might result in an accident.

•	providing safety slope or safety belt or other protection devices for staff who might climb the tower and work on the ground.

•	during maintenance, taking measures to lock the wind rotor and the yaw system and providing device for safe release.

•	Setting warning marks on the electrified bodies

•	providing sufficient lighting inside the tower and the nacelle

•	Setting stop buttons for the accidents in the control cabinet inside and under the tower

•	During maintenance, cutting off the remote monitoring activities.

The WTG shall at least display the following maintenance and safety characteristics:

•	automatic stop in a malfunction

•	on-site and remote monitoring of its function and operation

•	work platform or other accessible device

•	a safety slope is provided when employing a ladder.

•	Install accessory device to ensure the safety of staff who working on the work platform overhead and the top of the nacelle

•	The device for locking the wind rotor is applied when carrying out the maintenance work, rather than the brake system of the WTG.

There shall be an escape system in the nacelle for emergency use. Please refer to ISO10333:2004.

3.6.7 Nameplate and mark

The main components of the WTG and the spare parts in the list shall be labeled and numbered and the names of manufacturers thereof shall also be provided. With regard to the components that are manufactured in batches, if they are sensitive to the time and cycle, the time and serial thereof shall also be marked.

Evey WTG shall have permanent marks in Chinese, which include the followings:

•	model

•	generator type

•	power factor and rated power

•	rated frequency

•	phase number

•	output voltage

•	rated rotating speed

•	capacity net output

•	the efficiency of the generator in rated powr

•	manufacturer

•	manufacture date

•	serial number of the wind turbine

4. Spare parts and special tools

The Seller shall furnish two whole sets of special tools which are use for the unloading, assembly lifting and other tasks.

Upon request by the Buyer, the Seller shall provide a third set of new special tools for it to borrow. Where the tools are worn, damaged, and lost when they are used, the Buyer shall compensate the Seller at the price specified in the Contract.

The Seller shall provide a detailed list of spare parts and necessary data when an order is placed by the Buyer, including the specification and price. In addition, it shall also provide a detailed list of spare parts and/or a list of consumables that can be obtained from an independent supply center. The information thereon shall be sufficient for the Buyer to make a purchase.

4.1 Spare parts for five years’ use

The Seller shall furnish spare parts for five years’ use in terms of variety and quantity.

The variety and quantity of the spare parts provided by the Seller shall be determined with reference to the scale and the environmental quality of this project, equipment performance in a tender and the experience that the Seller gained from the past projects.

The spare parts and the WTG shall be simultaneously delivered, and the price on the pricelist of “***imported spare parts” and “***domestic spare parts” (including consumables) that is attached to the tender book shall be effected.

4.2 Spare parts during the defects liability period

The Seller shall replace the damaged components in time without charge during the five years of defects liability period. If the Seller uses the spare parts and consumables of the Buyer, the Seller shall make supplement thereto in time. At the end of the defects liability period, spare parts and consumables shall be supplemented, which means that after the supplement is made, the quantity of the spare parts and consumables shall be equal to that in the Contract list. Where the FOB unit price of spare parts that are not included in the list is over 10 USD (excluding the main components of the WTG), the said spare parts shall, at the end of the defects liability period, be supplemented without charge according to the quantity that has been used up during the defects liability period (That is, the Seller shall bear all expenses including the transportation charge, insurance, customs, loading and unloading expenses, and inland transportation charge).

4.3 The supply of spare parts after the defects liability period

After the defects liability period, the Seller shall furnish the spare parts, tools and technical service as specified in Section two of the Contract upon the request of the end customers.

After the defects liability period, if the Seller ceases to manufacture such spare parts and components, it shall immediately inform the owner in advance to allow the owner to make a last purchase. Thereafter, the Seller shall, to its best, assist the owner without charge in obtaining the blueprint, drawings and technical specifications upon request.

4.4 The quality of spare parts

All spare parts and consumables provided shall be interchangeable with the original ones, and the materials, technology and structure thereof shall be the same as the original ones.

The spare parts shall be new rather than the old parts that underwent repair or brushed. The Seller shall, at the end of the defects liability period, provide a list of spare parts to allow the owner to purchase inside the country rather than import.

The package and storage of all spare parts and consumables shall be adaptable to the long storage in wind farms.

4.5 The timeliness of the supply of spare parts

The Seller shall guarantee that it is capable of providing spare parts in time. Large spare parts (such as rotor blade, gearbox, etc.) shall be delivered to the site within 15 days and small ones shall be delivered to the site within 7 days.

5. Tower

5.1 The design of tower

The Seller shall be responsible for the design, supervision, safety slop, climb assistor and ex-factory inspection.

The Sell shall be responsible for the design of the cylinder steel tower, the standard design of the 80m hub. The design of the hub shall be in conformity with the internationally accepted and relevant Chinese standards, and shall be adaptable to the local transportation and installation conditions.

The tower shall consist of three joints, any of which shall exceed 28m.

The Seller shall furnish, according to the design proposal, a list of materials (the total quantity) to be employed, including the embedded parts, high strength bolt (provided by the Seller), flange and steel plate.

The design proposal of the tower shall comply with the Chinese material, technology, examination standards.

The cables inside the tower shall be provided by the Seller.

The Seller shall, within 15 working days after the Contract takes effect, provide the design proposal of the tower and drawings thereof.

5.2 The manufacturing of tower

The tower shall be purchased by the Buyer and the Seller shall consider the possibility of purchase and processing of the materials and technology in domestic markets. The examination certificate shall be jointly signed by the Seller, the Buyer and the Supervision unit.

There shall be an interior ladder in the tower which connects to the nacelle and there shall be fall arrest equipment installed. There shall be two intermediate platforms; it is suggested that the platforms shall be installed on the appropriate positions between the lower and middle tower, the middle and upper tower. Light sockets and electrical socket outlets for electric tools (with safety) voltage shall also be installed on safe places on the two platforms.

Floodlight shall be installed inside the tower for the rung and ladder work, which can also be used when the WTG ceases operation or when the power is cut off. The position of the floodlight shall be helpful for the prevention of damages and maintenance. The cylinder tower shall be preventive of animal access.

The anti corrosion of the bottom of the tower shall be carried out in accordance with GB 9793-1998. Specifically, the bottom shall be painted with 60um of zinc and the exterior of the tower shall be painted twice.

5.3. Embedded parts of the tower

The Seller shall also furnish the design of the embedded parts of the base in the tower and its manufacture supervision and the ex-factory examination. In order not to influence the construction of the base, the design of these embedded parts shall be delivered simultaneously with the design of the base. The construction supervision and ex-factory examination shall be carried out together with the base construction upon the request of the Buyer.

5.4 Flange

The coupling flange of the tower shall be provided by the manufacturer as designated by the Buyer.

6.	Micro sitting and the base of WTG

6.1 Micro sitting

The Buyer can entrust some domestic design and consulting agencies with high qualification level to conduct the micro sitting according to the feasibility study report, and the Seller will cooperate and confirm it.

6.2 Base design

The Seller shall offer the typical base design and the drawings for the base construction.

6.3 Base work

The Buyer shall entrust some competent engineering contractors to complete the base construction. The Seller will take charge of the technical supervision and inspection.

6.4 Base checking and acceptance

The Seller shall inspect and check-accept after it is completed, and shall jointly sign the acceptance certificate with the Buyer and the engineer supervisor.

The content and format of the acceptance certificate will be provided by the Buyer.

7. The sheet of technical parameters

General technical data and manufactories

No	Component	Unit	Value
1	The data of turbine
1.1	Manufactory/type		Guangdong Mingyang Wind Power Technology Co., LTD./MY1.5se
1.2	Rated power	kW	1500
1.3	Diameter of wind wheel	m	82.7
1.4	Height of hub	m	80
1.5	Cut-in wind speed	m/s	3
1.6	Rated wind speed	m/s	10.5
1.7	Cut-out wind speed	m/s	25
1.8	Extreme wind speed (average value of 3s)	m/s	59.5
1.9	Expected life	year	20
1.10	Availability	%	≥95%
2	Blade
2.1	Manufactory/type		Tianjing Mingyang Wind Power Blade technology Co., Ltd. Or Chinese Material technology Co., Ltd. Decided by Buyer

2.2	Material		Fiber glass reinforced plastics
2.3	Terminal linear speed of blade	m/s	75.4
3	Gearbox
3.1	Manufactory/type		Nanjing High-grade Gearbox Corporation/ PPSC1400-50HZ Jake
3.2	Driving Level		2nd class planetary gear/1st class straight gear
3.3	Gear ratio		1:103.4483
3.4	Rated torque	kNm	906.8
4	Generator
4.1	Manufactory/type		Xiangtan Electric Engine Co., Ltd./VEM (China)
4.2	Rated power	kW	1550
4.3	Rated voltage	V	690
4.4	Rated speed/speed range	rpm	1750/1000~2016
4.5	Power factor		-0.95~0.95 can be regulated
4.6	Insulation Level		F
5	Converter (adapted to DFIG)
5.1	Manufactory/type		ABB/ACS###-##-####/0770-PC-7 REnergy Electric Tianjin Ltd
5.2	Rated power	kVA	770
5.3	Input/Output voltage	V/V	690/0~690
5.4	Input/Output current	A/A	645/440
5.5	Input/Output frequency varying range	HZ	±34HZ

No	Component	Unit	Value
6	Compensation capacitor(None)
6.1	Class number
6.2	Capacity	kVAr
7	Main shaft
7.1	Manufactory/type		Wuhan Heavy-industry forging Co,. LTD./ Zhongxin Heavy-industry Co. LTD.
8	Main bearing
8.1	Manufactory/type		FAG/SKF FAG/SKF/239_670_CA_W33 240-530-ECA-W33
9	Braking system

9.1	Main braking system		Independent pitch braking system
9.2	2nd braking system		Single panel, Safe invalidation, Active subsidiary(can stop the driving system when the grid is disconnected)
10	Yawing system
10.1	Type/design		Active and electric driving/ sime/antec/ Chongqing gear company
10.2	Control		MY/BECKHOFF
10.3	Yawing speed	degree/s	0.8
10.4	Type of anemoscope		THIES4.3519.00.64(with heater)
10.5	Type of vane		Lambrecht 14565-24V(with heater)
11	Hydraulic devices
11.1	Manufactory/type		HYDAC/BLT
12	Grounding controlling system
12.1	Type/design		MY/BECKHOFF
13	Lighting protection
13.1	Designing standard		IEC1024-I, in accordance with GL certification
13.2	Grounding resistor	Ω	≤4
14	Weight
14.1	Nacelle	ton	68
14.2	Generator	ton	7
14.3	Gearbox	ton	16
14.4	Each blade	ton	6.1
14.5	Hub system	ton	15
15	Pitch system
15.1	Pitch range	Degree	0~91
15.2	Pitch controlling		Independent electric controlling
15.3	Manufactory/type		SSB/MY

8. The sheet of main material

8.1 material of main mechanical components

Component	Material specification	Technical standard
Technical condition of 1.5MW turbine
Blade	SINOMA40.2P or MY 40.2m (decided by Buyer)	GB/T10194 wheel blade of turbine GB/T1449 bending experiment method of fiberglass reinforced plastic GB/T1447 stretching experiment method of fiberglass
Pitch bearing	42CrMo	JB/T2300 slewing bearing

Yaw bearing	(low temperature)
Pitch speed reducer	Tank: QT400-18AL Gear: 20CrMnMo	GB/T1348 ductile iron GB10095 involute cylindrical gear JB/T7512.2 circle-arc tooth timing pulley
Hub	QT400-18AL	GB/T1348 ductile iron GB/T1184 tolerance of shape and position
Pedestal of nacelle
Movable shaft and stable shaft of generator
Main bearing	SKF BT2-8168/HAI VK 443
Structure of generator	Q345-C	JB4708 welding techniques judgment of pressure vessel made by steel JB/T7949 external dimension of weld joint of steel structure GB/T1591 low alloy structure steel with high strength
Tower	Q345E	GB/T134726 pressure vessel made by carbon steel and low alloy steel forgings JB/T7949 external dimension of weld joint of steel structure
Hydraulic system		Gb/T3766 common technical condition of hydraulic system JB/T7858 judgment method and index of hydraulic components’ cleanliness factor
Converter	IGBT

EN 50178 “Electronic equipment for use in power installations”

IEC 61800-1 and IEC 61800-1”Adjustable speed electrical power drive systems”

IEC61400-21 “Power quality requirements for network connected wind turbines”

Controlling system	Micro processor with monitor

GB1497 basic standard of low voltage electricity

GB4208 classification of cover’s protection level

GB4720 the 1st part of electric controlling device : low voltage electric controlling device

GB7251 whole set low voltage switching device

GB10233 basic test method of electric driving control gear

8.2 Material of main electric parts

No	Name	Specification	Manufactory
1	Breaker and delayer		ABB/Siemens
2	Main circuit breaker	SACE E2N12	ABB/Siemens
3	Accumulator cabinet of pitch system	Dip accumulator cabinet	J import
4	Pitch motor	Akos112 1.2.100024	Import
5	IGBT module	IGBT 2403	Import
6	Slip ring	GA3658	Import
7	Anemoscope	00.14575.200004	Import
8	Wind Vane	00.14566.200304	Import
9	Limit switch	Siek UV 1z	Import
10	Vibration switch	GC SU1 FFL	Import
11	Yaw position sensor	PF0903020000027	Import
12	Maintaining handle	PF01060098	Import
13	Proximity switch	BI5-M18-AP6X-H1141	Import
14	PT100	49481005	Import

9 Power in normal working condition and power ensured

9.1 Power curve in normal working condition

When the air density is 1.225kg/m3, the power curve is shown as figure 1

power curve and thrust curve of MY1.5se			Power curve of MY1.5se/50Hz Wind speed in hub altitude(m/s) Thrust curve of MY1.5se/50Hz Wind speed in hub altitude(m/s)
Wind speed	Power curve	Thrust curve
3	4	0.923
4	49.2	0.874
5	146.6	0.753
6	278.2	0.75
7	466.9	0.75
8	716.4	0.75
9	1030.9	0.742
10	1364.7	0.674
11	1500	0.598
12	1500	0.525
13	1500	0.461
14	1500	0.407
15	1500	0.362
16	1500	0.325
17	1500	0.293
18	1500	0.267
19	1500	0.245
20	1500	0.229
21	1500	0.213
22	1500	0.199
23	1500	0.186
24	1500	0.175
25	1500	0.164

Figure 1 MY1.5se Power curve in normal working condition

9.2 Power curve ensured

When the air density is 1.225kg/m3, the power curve is shown as figure 1

power curve and thrust curve of MY1.5se			Power curve of MY1.5se/50Hz Wind speed in hub altitude(m/s) Thrust curve of MY1.5se/50Hz Wind speed in hub altitude(m/s)
Wind speed	Power curve	Thrust curve
3	4.1	0.937
4	49.9	0.887
5	148.8	0.764
6	282.3	0.761
7	473.8	0.761
8	726.9	0.761
9	1046.0	0.753
10	1384.8	0.684
11	1500	0.607
12	1500	0.533
13	1500	0.468
14	1500	0.413
15	1500	0.367
16	1500	0.330
17	1500	0.297
18	1500	0.271
19	1500	0.249
20	1500	0.229
21	1500	0.213
22	1500	0.199
23	1500	0.186
24	1500	0.175
25	1500	0.164

Figure 2 MY1.5se Power curve ensured

Part Two Work and scope of supply

1 General introduction

1.1 Main work of the Seller

Provide Buyer with the ordering schedule of main equipments’ components in the contract, manufactory schedule, assembly and test plan.

Be responsible for the design, manufacturing, factory testing and packing of main equipments. And cooperate with Buyer in delivering and testing devices in wind farms.

Provide technical documents, materials, and test records on the design, installation, usage, maintenance and repairing.

Make and provide a plan of training in the factory and on-site. And deliver training on installation, commissioning, operation and maintenance to the Buyer according to the plan.

Prepare and provide the installing manual, operation and maintenance manual, commissioning manual and test report of the device supplied.

Prepare and provide the plans of sending responsible person to conduct fixation, test on-site, test run and commissioning of turbines. Finish test run and commissioning which are prescribed in Contracts, and propose a whole report of test and commissioning.

Prepare and provide the service plan of equipments supplied, and provide planned and unplanned maintaining service in the warranty period which is 5 years.

Prepare written requests about roads on the wind farm, dispersed zone, hoisting construction and so on.

Provide the designing drawing and technical norm of the tower, and offer services about construction supervision and acceptance of engineering quality. At the same time, the Seller will cooperate with the Buyer in bid inviting of tower manufactories, and offer technical request about the bid inviting.

Optimize design of the tower whose height is 80m based on the site condition.

Provide normal base work drawing based on the surveying data of geotechnical on-site. Provide top loads and safety factors of base in each working condition, and also shall offer the technical request of base design.

Take charge of designing the norm about the lightning protection and ground protection of turbines.

Supervise installation of low voltage cables and remote controlling system

Provide all further services which are necessary, which means keeping turbines no fault installing and normal running and some accessorial services. Should also provide some services to the wind farm’s owner which means taking responsibility for supervising and conducting some works like geotechnical surveying, building of base, road in the farm and dispersed zone, and integral lightning protection design of the whole wind farm.

Provide LVRT function based on the Buyer requirement.

1.2 Scope of supply

The whole wind power system includes all the equipments in the tower which make the system run normally (excluding tower). It includes but not limited to wind wheel system, driving/braking system, yawing system, nacelle and its pedestal, electric system, controlling and protecting system, main circuit breaker, power cables in the tower, controlling and communicational cables connecting to the tower base cabinet, grounding copper bar, and some related accessories which includes bolts connecting the nacelle, tower and base, all necessary lightning devices in the tower, and all connectors for the optical cables connecting turbines with central monitoring center (excluding optical cables).

The accessorial materials and accessories of this Contract includes but not limited to the followings:

one central monitoring system for the wind farm, including software, optical cable connectors and code lock. The Seller provides a central monitoring system in the main control building of the wind farm, and offers a remote system which includes software and connectors in Changchun, but this remote system does not have the controlling function. The Seller provides the software of monitoring system and devices connecting monitoring building to Internet.

providing all technical data and drawings which are needed when turbines are installed, commissioned, operating and maintained.

the Seller provides the building drawings of the tower and its technical requirements.

the Seller provides the typical base design and the base constructing drawings.

providing technical services for conducting turbines’ installation and commissioning, supervising tower building and base construction and deliver the training to the maintainers, and take responsibility for the planed and unplanned maintenance under warranty.

providing the brand, specification, type, quantity and price of the oil needed, and the scheme to replace the imported oil.

The Buyer takes charge of buying the box-type transformer and low voltage cables which connect controlling cabinet in the tower base and box-type transformer. The Seller should provide the technical requests of the low voltage cables and fibers, and also provide the technical requirements of their installation.

Provide all the necessary lightning devices for protecting turbines.

Provide all technical documents, materials and drawings including the design of base and tower which will be used in this project.

Provide related technical services which mean maintenance and services on-site in the 5 years warranty.

Deliver the training to the Buyer.

Take part in the design liaison meetings.

Send some engineers who take charge of the shop inspection of the tower.

The technical service of base construction is to supervise the rechecking work of all base rings before the tower’s installation.

The Seller should provide all above services. If the Buyer has some other needs, he need discuss with the Seller.

Provide LVRT function of wind generating systems upon the Buyer’s demand.

Optimize the tower design.

1.3 Total supply list

Name of important component	Size(mm)	Weight(kg)	Amount	Remark
My1.5se turbine			267 sets (including devices as follow)	Mingyang
Blade	flangeF1895, length 40.2m	6100kg a piece	267 sets (801 pieces)	Chinese material technology Co., LTD or Mingyang, decided by the Buyer
Hub (pitch system)	F3730 height 4875	15000kg a piece	267 pieces
Generator	F4982×1490 length of shaft 3100	7000kg a piece	267 pieces
Nacelle (including pedestal and yawing system)	4100×3900×4160	68000kg a piece	267 pieces
Converter and controlling system			267 sets
Cables and other accessorial equipments in the tower			267 sets	Transported with the nacelle
Bolts connecting tower and base ring	M42x270-10.9		120 pieces a set (267 sets)	Transported with the nacelle
Bolts connecting parts of a tower	M42x240-10.9		196 pieces a set (267 sets)	Transported with the nacelle
Bolts connecting nacelle and tower				Including in the supply scope of generators

1.4 Communication devices of central monitoring system and remote monitoring system:

No	Name	Type	Manufacturer	Unit	Amount	Remark
1	Central monitoring system		Mingyang	Set	1
1.1	Software of monitoring system	MY SCADA Server	Mingyang	Set	3	5 sets for remote controlling
1.2	Server	IBM System x3850 M2(7141I02)	IBM	Piece	3
1.3	Hard disk of server	SAS 300G/1 万转(ST300555SS)	Seagate	Piece	6
1.4	Spare hard disk	7200.11 SATA 3Gb/s 32M 1TB (ST31000340AS)	Coolfish	Piece	6
1.5	Hard disk box	Wudong DATA-3500LAN	Wudong	Piece	6
1.6	Warning speaker	Edifier R133T	Edifier	Set	1
1.7	Keyboard, mouse, 21 inch LCD	RAPOO 8200 wireless multi-media keyboard-mouse /Hp L1908w		Set	4
1.8	Mobil overhauling terminal	R61 7738RL3	Lenovo ThinkPad	Piece	10
1.9	LAN switch	SuperStack 3 Baseline(3C16470)	3COM	Piece	2

1.1	Internet cabinet	PSR6942-A	Huitong	Piece	1
1.11	Firewall	TZ-150	SonicWall	Piece	1
1.12	UPS	Pulsar Evalution 2200	MerlinGerin	Piece	1
1.13	Industrial switch	EDS-405A-MM-SC-T	MOXA	Piece	290
1.14	Printer	LaserJet 1018(CB419A)	HP	Piece	2
1.15	UPS battery box	__________	Mingyang	Piece	1
1.16	Fiber connecting box	F041011	Huijin	Piece	As required by construction
1.17	Fiber jumper	F020222	Huijin	Pair
1.18	Fiber wail tail	F020223	Huijin	Piece
2	Remote controlling system			Set	2
2.1	LCD	50 inch		Piece	1
2.2	Wireless network adapter		Huawei	Piece	1	60 hours nettime each month, 3 months
3	Others			Set	1
3.1	UPS switcher	5SX2220-7	Siemens	Piece	2
3.2	Exhaust fan switcher	5SX2213-7	Siemens	Piece	2
3.3	Plug	WE-4B-D116		piece	5

2 List of spare parts (see business part)

3 List of Consumables (see business part)

4 list of tools (see business part)

Part Three

Table 3-1. A list of technical materials provided by the Seller to the Buyer under this Project

No.	Technical materials & documents	unit	quantity	Delivery schedule
(1)	Technical materials		8	Decide by the project negotiation meeting
1	Drawings of the base of wind turbines, technical specification	set	8
2	Design drawings of tower, technical specification	set	8
3	The structure diagram of wind turbine	set	8
4	Installation manual and commissioning manual of WTGs	set	8
5	Operation and maintenance manual of WTGs (including the overhaul manual of wind turbine)	set	8

6	shematic diagram of the electric system of WTGs	set	8
7	List of spare parts	set	8
8	List of consumables of WTGs	set	8
9	List of special tools for installation	set	8
10	List of operation and maintenance tools	set	8
11	On-site delivery and acceptance check form of WTGs	set	2
12	The placement and storage standard of WTGs (including parts and components)	set	2
13	On-site inspection sheet for tower	set	2
14	Inspection sheet for the installation of WTGs	set	2
15	List of primary acceptance checking form	set	2
16	Final acceptance form of WTGs	set	2
17	List of common errors	set	8

(2)	Relevant documents		Delivery batch No.	Decide by the project negotiation meeting
1	Product certificate of WTGs	set	267
2	Test reports of WTGs (including test records)	set	267
3	Deliver notice of WTGs	Copy
4	Packing list of WTGs for delivery	set	4
5	“Commissioning report” of WTGs	set	267
6	Training textbooks	set	10
7	Summary report on the trainings	set	2

(3)	Certifying documents
1	Certifying documents on design	set	10
2	Certifying documents on testing	set	10	Deliver after test

Table 3-2. The relevant documentations of this Project as provided by the Buyer to the Seller (the delivery schedule shall be determined by negotiation meetings)

No.	Technical specification, documents	Quantifier	Quantity	Delivery schedule
2	The requirements of the (environmental) design of WTG	copy	1	Refer to Appendix 11

3	Transport documents signed by the Buyer	copy	Delivery Batch No.
4	The receipt of delivery and acceptance	copy	Delivery Batch No.
5	The receipt of acceptance of installation and commissioning	copy	267
6	Primary acceptance report	copy	267
7	Final acceptance report	copy	267
8	Minutes of the negotiation meetings of this Project	copy	Times of meetings

Part Four. Delivery schedule of the contractual equipments

Both Parties hereby determine that the delivery schedule shall be carried out according to construction period as set out in the commercial parts hereof-----Appendix 3, delivery batch, time and place.

The equipments delivered shall include: the installations of main contractual equipments, commissioning, and all components, materials and equipments, WTG accessories, central and remote monitoring systems, etc.

The packing of WTGs: the Seller shall be responsible for the packing of the contractual equipments and the uploading to the vehicles. The packing shall be able to withstand the carriage during transfer of transport, extreme temperatures, rain and snow, storage in the open-air, and be preventive from loss and abrasion till the delivery of the said equipments.

The transportation charge shall be borne by the Seller.

Part Five. The manufacturing supervision (supervision) and performance acceptance test.

1. General introduction

1.1 This clause is applicable to the supervision, supervision, and performance acceptance tests of the contractual equipments provided by the Seller within the contract period, to ensure that the equipments provided by the Seller is in conformity with the technical specification attached hereof.

1.2 The Seller shall furnish the standards in relation to the supervision, examine , and performance acceptance tests of the contractual equipments in the second technical meetings. The said standards shall be in line with those set out in Part One.

2. Factory supervision

2.1 Factory supervision is an integral part of quality control. The Seller shall strictly carry out the supervision and tests in production procedures. The quality certificates, supervision record and test report shall be issued for the contractual equipments and form parts of the quality certificate documentations.

2.2 The Seller shall carry out supervision on the incoming of raw materials and components, the processing of components, the supervision and test throughout the assembling process until delivery.

2.3 The supervision result shall be in conformity with the requirements as stipulated in Appendix 1. Where there is any inconformity or inconsistency, the Seller shall take necessary measures to solve the problem. Where there is some design change to the prototype, the Seller shall notify the Buyer in written form to the Buyer before making such change(s) and the probable effects that would achieve and the consequence arising therefrom after being put into commercial operation.

3. Equipment supervision

The supervision of the Seller’s equipment by the Buyer

3.1 The Buyer shall conduct supervision on the Seller’s equipment. The Buyer’s supervision shall not be deemed to free the Sellers from the responsibility of safeguarding the quality of its equipments.

3.2 The supervision of documents of equipments and the on-site supervision documentations shall be provided to the supervising representative of the Buyer 10 days before such supervision. For the supervision of equipment, the Buyer shall assign relevant personnel to conduct on-site supervision. For the document supervision and on-site documentations supervision, relevant documents shall be provided to the Buyer 30 days before such supervision.

3.3 The Seller shall furnish production plan before the charging for equipments. The Seller shall also notify the supervising representative of the Buyer of the processing plans and supervision and test plans within the first week of each month.

3.4 The supervising representative of the Buyer shall have the right of access to the technical materials related to the supervision of equipments and the Seller shall cooperate actively and provide relevant copies thereof.

3.5 The significant components of the contractual equipments and special tools shall not be exchanged without the permission of the Buyer.

3.6 The supervising representative of the Buyer shall have the right to examine the manufacturing progress of equipments in workshops at any time.

3.7 The Seller shall provide an exclusive office, communication and accommodation service for the supervising representative of the Buyer.

3.8 The Seller shall notify the supervising representative of the Buyer 10 days before on-site supervision.

3.9 Basis of the supervision

The Contract, the “Provisional regulations on the quality supervision of on the large-size power equipment” and “Action guide for the general representative group in large-size power equipment manufacturing plants ” provides for the said supervision.

3.10 Ways of supervision

Supervision can be carried out three ways: Documentation supervision, on-site supervision and shutdown for supervision (which is also called “R”,“W” and “H” respectively).

R: the Seller provides supervision, test records and project reports for supervision, which is called documentation supervision.

W: a supervision where the supervising representative of the Buyer participates in the supervision or test, and the Seller provides the record after supervision or test, which is called on-site supervision.

H: shutdown for supervision. The Seller shall stop production at the exact time and wait for the supervision or test to be made by the supervising representative of the Buyer; the Seller shall also provide the supervision or test record thereto.

The Buyer shall, after receiving the notice requiring for quality supervision, assign representative to participate in the on-site supervision on the Seller’s site. Where the representative fails to participate on time and respond to the Seller seven days after receiving the said notice, then W will automatically turn R. While, if a written approval is not obtained from the Buyer for H to turn to R, the Seller shall not proceed to the next procedure, rather, it shall decide on the change of supervision day upon negotiation with the Buyer. If, after the change of time, the Buyer still fails to participate on time, H will turn R automatically.

No.	Components	Items for test	Way of inspection			Remarks
1	the installation of driven system	assembly of baseboard accessory		✓	✓
		assembly of pitch drive		✓	✓
		assembly of pitch bearing		✓	✓
		assembly of rotator and stator of WTG		✓	✓
		assembly of rotator (for detection and repair )		✓	✓
2	the assembling of yaw system	installation of yaw bearing		✓	✓
		installation of yaw brake		✓	✓
		installation of yaw reducer		✓	✓
		installation of yaw generator		✓	✓
3	the assembling of nacelle cover	installation of the left and right beam		✓	✓
		installation of baseboard and nacelle cover		✓	✓
		installation of hoister		✓	✓
4	the assembling of hydraulic system	installation of hydraulic station		✓	✓
		connection of pipeline		✓	✓
5	ground test of WTG	ground test	✓

The Seller and the supervising representative of the Buyer shall sign on the content of the supervision upon supervision. The signed documents shall be made triplicate, and one shall be held by the representative.

3.11 The items to be supervised

The main projects to be supervised are listed on the table above. The Buyer has the right to add items thereon or to make adjustment on the ways of supervision. For instance, the Buyer can turn W to H where necessary, which shall be approved by the Seller.

4. Manufacturing Supervision of Turbine Tower by the Seller

4.1 Manufacturing Supervision of Foundation Ring includes:

	Project	Quality Standard	Test Result	Results of Inspection
1	Flatness of Upper Flange on Foundation Ring after welding	-2~0mm
2	Coaxiality between upper flange and cylindrical shell	F3mm
3	Cylindrical shell of Foundation Ring: overall height; external diameter	1600±1mm
F mm
4	Position and number of holes for rebar, cable and scupper	in compliance with requirements of drawings and design
5	Tower Gate Mark (Flange join Mark)	in compliance with requirements of drawings and technical documents
6	Accessories (Adjusting Rod, Grounding Lug)	in compliance with requirements of drawing and design
7	Anticorrosion: thickness of inside & outside paint film; thickness of zinc coating of flange	inside: 170µm; outside: 230µm
Zn: 160±50µm
8	Quality Certificate of Steel Materials; Quality Certificate of Paint	in compliance with requirements of design
9	Certificate and Qualified Certification of Flange Material;	in compliance with requirements of design
Test Report on Geometric Dimensioning of Flange;
Report on Raw Material and Welded Seam Inspection of Flange;
Report on Aging Treatment of Flange
10	Report on Welded Seam Inspection of Foundation Ring	in compliance with requirements of design
11	Qualified Certification of Products	in compliance with requirements of design
Inspection Conclusion		☐Qualified ☐Disqualified

Note: Inspection Results shall not result in exemption from quality liability of the manufacturer.

Inspection Organization		Representative	Date

4.2 Manufacturing Supervision of Turbine Tower includes:

		Project	Quality Standard	Results of Inspection
1	Project Documents	Quality Certificates of Materials of Turbine Tower Cylindrical shell, Flange and Steel Plate of Doorframe	incompliance with requirements of GB1591-94 and drawings
		Quality Certificate of High Strength Bolts	Mechanical Property shall be in compliance with GB3098.1-2000, with a report issued by a qualified third party
		Quality Certificates of Paint and Welding Materials	in compliance with requirements of drawings and design
		Report on Aging Treatment and Qualified Certification of Flange	in compliance with requirements of drawings and design
		NDT Report of Flange and Cylindrical shell of Turbine Tower	in compliance with requirements of drawings and JB4730-95
		Manufacture Inspection Records	shall be authentic and valid, in compliance with requirements of manufacturing and technical documents
		Qualified Certification of Turbine Tower and Basic Products	confirmed and signed by manufacturer
2		Flatness of Upper Flange on Upside of Turbine Tower after welding	-1.5~0mm
3		Flatness of Lower Flange on Upside of Turbine Tower after welding	-2.0~0mm
4		Flatness of Upper Flange on Midpiece of Turbine Tower after welding	-2.0~0mm
5		Flatness of Lower Flange on Midpiece of Turbine Tower after welding	-2.0~0mm
6		Flatness of Upper Flange on downside of Turbine Tower after welding	-2.0~0mm
7		Flatness of Lower Flange on downside of Turbine Tower after welding	-2.0~0mm
8		Inspection of Coaxiality of Upside of Turbine Tower and Face Parallelization	Relative difference between lengths of bevel edge of quadrant shall be less than 3mm
9		Inspection of Coaxiality of Midpiece of Turbine Tower and Face Parallelization	Relative difference between lengths of bevel edge of quadrant shall be less than 3mm

10		Inspection of Coaxiality of Downside of Turbine Tower and Face Parallelization	Relative difference between lengths of bevel edge of quadrant shall be less than 3mm
11		Inspection of Coaxiality of Turbine Tower and Face Parallelization	Relative difference between lengths of bevel edge of quadrant shall be less than 8mm
12		Position Test of Bolt Hole of Upper Flange on Upside of Turbine Tower	F2 (F2068±2mm)
13		Appearance of Anticorrosion	smooth and bright, of even thickness and consistent color, without sagging, cavity, pinhole or bubble,
14		Thickness of Anticorrosion Coating (average thickness of 10 points): paint coating; Zinc coating	minimum µm: 170 for inside, 240 for outside
Thickness of Zinc coating: 160±50µm
15		Total Heights of Turbine Tower	±10mm
16		Appearance of Cylindrical shell and welding joint	Local surface convex-concave of cylindrical shell, welding joint dislocation and edges, welding joint appearance shall be in compliance with requirements of drawings and technical documents
17	Accessories Installation	Flange Installation Mark	Correct and complete, lower flange mark shall be on door axis
		Installation of door, door accessories and ladder at entrance	Flexible opening of doors, complete accessories, fine appearance
		Installation of ladder and strut	Steady installation, correct location
		Installation of safety rope and accessories	Correct installation, complete accessories
		Installation of lantern support and lamp line holder	Installed at right location and complete
		Installation of lightning protection plate	Installed at right location and completely
		Installation of cable bracket and saddle frame	Correct installation location and size, fine appearance
		Installation of lifting beam support 1 & 2	Correct installation location and size, fine appearance
		Installation of mounting bracket for power box	Installed at right location and completely, with fine appearance
		Installation of torsional sensor support	Correct installation location
		Coat and hat hanger and safety belt hanger; flame arrester mounting seat	Correct installation location and size, fine appearance
		Installation of platform and cover plate (level 8.8 high strength bolt, self-locking nut)	Steadily and neatly installed, with fine appearance; bolt tightening torque is in compliance with requirements of technical documents
		noise deadening cement sheath	In compliance with requirements of drawings and design
		Rubber plate of platform	In compliance with requirements of drawings and design
		Rust-proof sleeve of turbine tower flange bolt	In compliance with requirements of drawings and design
		Temporary support of flange	In compliance with requirements of drawings and design
Inspection and acceptance conclusion:

Note: Quality standards may be adjusted after custom design in accordance with site condition.

5. Test, Inspection, Confirmation and Completion of Operation Acceptance

5.1 Tests and Inspections Implemented by the Seller

The Seller or the manufacturer shall manufacture the contract equipments according to recognized quality assurance program, and conduct the specified teats and inspections in accordance with internal test procedures, which shall be incompliance with generally accepted standards. The Seller shall provide the Buyer with test and quality assurance procedures before conducting such tests or inspections.

The Seller shall provide relevant quality assurance and control documents, including inspection records, model tests and/or test certificates.

The Seller shall provide the Buyer with relevant quality assurance and control documents before the equipments are discharged from the manufacturer. Other than the check-off list of quality assurance and test certificates, documents provided to the Buyer shall also include detail specifications of primary parts and components for the equipments.

5.2 Transportation and Open Box Audit

The Seller shall participate in the inspection and shall arrive at the inspection scene on time.

The Buyer shall notify the Seller preliminary time of open box audit seven days prior to such test, and confirm specific time five days ahead. Should the Seller’s representative fail to present at the open box audit, the Buyer shall conduct such test without such presence of the Seller’s representative.

Should there be any shortage, defect and damage in transportation and/or open box audit, or other situations that are not in compliance with the Contract, the inspection certificate issued by the Buyer shall be deemed as valid proof of claim for losses responsible by the Seller.

5.3 Test Requirements

Owing to the prototype of MY1.5se wind turbine generator, the Seller shall enable the Buyer to meet the test requirements with satisfaction.

5.3.1 Manufacturing Requirements of Rotor Blades

The Buyer shall investigate the production plant and manufacturing process of rotor blades, focusing on the following aspects:

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Personnel. Only approved by the manufacturing quality system can such personnel participate in the manufacturing. Any subcontractor engaged by the manufacturer shall work in accordance with control procedures. Staff of the manufacturer shall understand and be competent for what was asked to. Every step of the manufacturing shall be in compliance with fine workman standards and principles. Such fine workman standards and principles shall base on experience of the Buyer.

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Quality Control System. For each task, controlled instructions shall be made in daily words, and specific requirements shall be clearly stated. All work instructions and relevant quality records shall be taken correctly and signed promptly by relevant manufacture personnel upon completion of relevant manufacture process. Any revision or violation of work instructions shall be recorded in quality control system.

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Physical Resources. The working environment shall be adapted to the conduction of every task so that efficiency will not be impaired inappropriately and the designed quality will not be affected accordingly. This shall include appropriate lifting, moving and cutting equipments, special tools and personnel protective equipments. Environmental conditions, such as dust, temperature, humidity and direct exposure to sunlight, shall be recorded and monitored. Special workshop and compartment shall be separated to ensure nonoccurrence of environment and work area contamination, which is of significant importance for workshops of material storage, material allocation, lamination and grinding and surface finishing. Sufficient ventilation shall be provided to prevent accumulation of airborne particulates.

Particular Manufacturing Requirements: The following primary manufacturing activities shall be subjected to in the manufacture of rotor blades for wind turbines.

•	Material Processing and Storage

•	Types and batch numbers of all primary materials used in production shall be recorded, and shall include at least the type, manufacturer, item number and batch number of the materials;

•	Materials shall be appropriately stored, and properly assembled prior to use, kept clean, dry and away from heat;

•	Inspections from storage to workshop of raw materials entering the plant shall not be limited to batch number and certificates. Raw materials shall also be checked by the inspector with naked eyes;

•	Glass fiber mat shall be wrapped up by protective layer, and shall be stored in a place with temperature higher than that of workshops, preventing moisture condensation on glass fiber;

•	Preimpregnated materials shall be stored in controlled refrigeration facilities;

•	Moisture of timber shall be controlled, and free of oil, dust and dirt;

•	Resin, adhesive and hardener/catalyzer shall be stored in properly sealed containers, with clearly indicated name and expiry date. Resin and hardener shall be stored separately;

•	Storage and transportation to factory of pre-assembled/equipped materials (such as pre-welded flange) shall be supervised.

•	Molding. Molding of composite in die shall be conducted in accordance with work instructions provided. The following matters shall be noted:

•	Mold surface shall remain clean and non-contaminated prior to use;

•	Where gel coat is applied, such coat shall be applied smoothly on the surface of the mold (note that thickness of gel coat is generally 0.4 to 0.6 mm);

•	Type of composite shall be correct;

•	Layers of composite shall be correct (discernible with naked eyes);

•	Location and position of ply/sheet in the molds shall be correct;

•	The tolerance of molding and overlapping requirements shall be complied with (such tolerance is included in work instructions);

•	Ply/sheet shall not be wrinkled or distorted. Inspection shall be conducted before and after resin infiltration;

•	For wet contour machining, ply shall be soaked sufficiently by lamination resin. In polymerization, scrolling of any kind shall not result in other inclusion or wrinkle;

•	Pre-assembled parts (such as root lamination sheet and lining, lighting loop) shall remain clean and dry before being equipped into the mold;

•	Root bolt shall remain clean and be applied to required bolt torque;

•	Interfusion of foreign materials and contaminants shall be prevented;

•	For vacuum infusion, isolating membrane, proper application of ventilator/compartment, vacuum bag, resin entrance and vacuum exit shall be inspected.

•	Solidification. Upon molding, composite parts shall be solidified to provide necessary structural properties. During such process, the following matters shall be complied with:

•	Prior to solidification, moulds shall be checked to ensure no foreign objects;

•	Limits of temperature and humidity shall be recorded and within the indicated range (note that environment limits shall be above 18°C, and humidity below 80%);

•	For vacuum infusion, types, batch number and mixture ratio of resin and catalyzer shall be recorded;

•	Solidification cycle shall be recorded (pressure, temperature and duration) and inspected subject to relevant work instructions.

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Splice. Slice is a conventional method for joint of solidified composite parts, such as top and lower housing, roof beam, net and accessory devices, such as shock absorber and ballast. The following matters shall be complied with:

•	Surface of splice shall be prepared in accordance with work instructions, and remain smooth, clean, dry and free of oil contamination;

•	Flange on splice shall not have dry spot or unsolidified laminating sheet;

•	If applied, peel ply shall be removed prior to splice;

•	Adhesive, hardener and mixture ratio shall be applied properly;

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Prior to splice, alignment of edge and surface shall be inspected by drying equipment (usually by applying substitutive clay on the surface prior to sealing up, however under such circumstances, cautions shall be stressed to prevent contamination of the surface of splice);

•	Adhesive should apply to specific splice surface. Any violation to such provision shall be recorded and authorized by engineer;

•	Where infrared camera is applied for splice inspection, the operator shall comprehend basic operation and inspection standards;

•	Calibration kit/fixture shall be properly installed;

•	All excessive adhesive shall be removed. Any water film/screen from adhesive shall also be removed. Note: excessive adhesive may fall off in operation, resulting in second damage and noise;

•	Minimum harden/solidification time shall be maintained prior to removal of calibration kit/fixture;

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Upon solidification, all excessive adhesive shall be removed for visibility of substrate, and splice joint shall be inspected to ensure fully coverage and in required thickness (note: splice thickness usually between 5mm to 15mm);

•	No solidification fissure shall be contained in adhesive;

•	No wet adhesive shall be remained, indicating failure in complete solidification.

•	Assembly. Final assembly shall include the required final structural assembly of rotor blades. The following matters shall be complied with:

•	For second lamination, joint coverage of adhesive, flange and accessory devices shall remain clean and dry in surface prior to lamination;

•	Accessory devices, such as shock absorber, lightning protection system, balancing system, drainage system and blade apex brake, shall be installed properly;

•	Any required drilling/access shall be made at specific location, meaning no unscheduled drilling shall be made to structural lamination.

•	Demoulding. Upon solidification, parts shall be removed from moulds for convenient assembly. The following matters shall be complied with:

•	Prior to demoulding, the approved minimum solidification time shall be complied with;

•	Any dry spot, wrinkle and stain shall be recorded and restored properly;

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Resin shall solidify properly. Excessive “monomer” smell or appearance of wet resin indicates failure of complete solidification. Color change and/or thermal cracking inside moulds indicates excessive resin or overheat;

•	Tests requested during or after foundry (such as glass transition temperature/Tg, Barcol hardness and tensile strength) shall be verified to have conducted properly.

•	Exterior Polishing. Rotor blades have undergone exterior polishing upon final assembly, to ensure smooth surface and streamline. The following matters shall be complied with:

•	Exterior surface shall be flat and smooth (usually by grinding and sandpaper burnishing);

•	All dry spots shall be smoothed out by grinding, cleaning and second lamination;

•	All external splice joint shall be free of flaws such as gap and fissure;

•	Surface shall undergo clean and dry finishes prior to final gel coating or flame plating;

•	Flame plating shall be applied to dustfree special facilities;

•	Final polishing shall be smooth and even;

•	Shape of leading and trailing edge shall be within the required range;

•	Streamline devices (such as Vortex Generator) and stallometer shall be properly installed, without flame plating/gel coating of lamination, and free of damage of edge;

•	Proper identification plate shall be installed at root of rotor blades (if appropriate).

•	Weight and Balance. Weight measurement shall be conducted to control the weight and center of gravity. The following matters shall be complied with:

•	All parts and components shall be installed, such as root bolt, shock absorber fluid, mechanical system and all other portable/replaceable components;

•	No foreign substance shall remain on rotor blades, such as tools and water;

•	Weight measurer shall be calibrate properly, and shall be with currently valid calibration certificate;

•	Weight measurement shall be conducted in accordance with the required procedures;

•	The required ballast shall be properly fixed inside the blades;

•	Relevant final reports on weight and balance shall be delivered to the Buyer with rotor blades.

•	Functionality Test. Should functionality test on accessory devices be required by the manufacturer, the following matters shall be complied with:

•	Stress test shall be conducted on hydraulic equipments (such as blade apex brake) and hydraulic shock absorber;

•	Blade apex deviation shall be inspected according to Technical Specifications (Note: shape of blade apex greatly affects the function);

•	Installation angle of rotor blades shall be tested and correspond within records of root flange.

5.3.2 Installation Conditions of Nacelle

The Buyer will review the nacelle manufacture plants, focusing on the following aspects:

•	Installation of Wing Turbine Generator: the assembled devices inside the nacelle, as well as the final inspection documents shall be examined;

•	Master Gear: the manufacturing process and/or assembly process shall be reviewed; the final test shall be witnessed and the final manufacturing documents shall be reviewed;

•	S.G. Iron Rotor Hub: the manufacturing process shall be randomly inspected or reviewed. No less than one rotor hub shall be inspected by naked eyes. Final documents shall be reviewed;

•	Forging, rolling or casting of the main shaft: spot-check or inspect the manufacturing process. Before shipment at least one main shaft should undergo visual inspection. Review the final document(s);

•	Welding or casting the machine frame and the main shaft structure: spot-check. Before shipment at least one machine frame should undergo visual inspection. Review the final document;

•	Generator: Manufacturers should do normal type test and individual test.

•	Transformer: Manufacturers should do normal type test and individual test.

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Other components (such as Slewing bearings, special bearings, cranes, lifts, elevators, couplings, pitch drive, yaw drive, controller, hydraulic components, cables, power distribution panels) should also be inspected.

5.3.3 Blade Test

Static and fatigue blade tests should be conducted by the Seller in accordance with the IEC 61400-23 standard reports. Test reports should be provided to the Buyer for acceptance.

5.3.4 Dynamical performance Test

The measurement of power curve and reasoning curve should be done by the Seller, in accordance with standard IEC 61400-12 and IEC 6100-13. Dynamic performance test should be conducted on the Seller's wind turbine; wind turbine should be selected as representing site upon agreement of both parties. The full report should be provided to the Buyer.

5.3.5 Power Quality Testing

Assessment of power quality of wind turbines should be done by the Seller in accordance with the standard IEC 61400-21. The test shall be reported to the Buyer, and the Buyer should use the on-site equipment to inspect separately.

5.3.6 Fault bypasses Test

The Seller should provide fault bypasses test certificate of wind turbine to the Buyer. The proof should be based on the outage time of actual project site from the Buyer’s wind turbine,

5.4 Situation Assessment method

The situation assessment the method is conducted as follows: full maintenance by the Buyer - documents inspection - at least 20% of the wind turbine should do physical examination at every stage. Buyer expects that wind turbine will pass the situation assessments of every part. The wind turbine designated for the inspection would be selected by the Buyer .The inspection shall be carried out in accordance with the Part One, and focus on the following issues:

Gearbox

•	The purpose of the gear box is to avoid unpermitted invasion in order to reduce pollution or disrupting chemicals which may access the gearbox.

•	Internal visual inspection for broken and damage situation of the gear teeth.

Action: The technical servicers open the cabinet.

•	The analysis on the vibration monitoring data- hard-wired system or a portable handheld device.

Action: Consult the vibration expert.

•	Check the oil pre-heater of the gearbox (cold weather package);

•	Check the oil spilling of the gearbox, especially oil leakage in the low speed side, and from the seal.

•	Gearbox oil analysis, visual inspection of debris detector (such as installing).

Action: The service technicians take oil samples (tested by the Buyer).

•	Visual inspection of the components and gearbox shell.

Control cabinet

The visual inspection of control cabinet is to make sure of the:

•	Movement of control cabinet components;

•	Movement of the internal components of the control cabinet;

•	Damaged or broken wall components of control cabinet

•	Evidence of flashing / failure after inspection

•	Access of moisture / dust

Control software of wind turbine

Inspect the following issues:

•	Check the software situation; confirm that all machines use the same version software.

•	Check all major control parameters

•	Check the limit value used for the acceleration of nacelle which triggers the stoppage of WTGs.

Blade

Visual inspection with crane or sling on the blade:

•	Internal visual inspection and struck testing on the main beam to an permissible extent–the layer or fiber tear larger than 15 mm is not accepted;

•	Internal visual inspection for the connect situation of Lightning protection system (from the blade root to the cabinet).

•	Visual inspection on the pitch bearings and the obviously damaged seals;

•	External visual examination from the cabinet to the blades root. To detect any surface cracks that exceeds 15mm by grinding the surface for further inspection.

•	General visual inspection and percussion test on blades surface - examine any cracks and delaminating;

•	External visual inspection on air termination system;

•	External visual inspection and percussion tests on the front to assess the corrosion situation;

•	External visual inspection and percussion tests on the blade surface to estimate the damages;

•	External visual inspection on streamlined installation to confirm the attachments;

•	Visual inspection on blade bolt (blades and bearing) to determine the conditions;

•	Sample inspection on blade bolt torque (in accordance with MingYang torque specifications);

•	Sample inspection on blade bearing bolt torque (in accordance with MingYang torque specifications).

Hub

Check:

•	Status and integrity of nose cone support structure. Check there is no damage or wear to the said structure;

•	Internal visual inspection of Casting to check whether there are fatigue cracks or not– crack is forbidden;

•	Visual inspection on Electric pitching system, including: drive motor, gear, technical connection, and spare power.

Yaw system

Check:

•	The situation of outer ring and yaw gear tooth;

•	The thickness of gear

Generator

Check:

•	The status of slip ring;

•	Examine all electrical terminal interface to check whether there is any damage, fever and loose;

•	Examine the installation system. Cracks are not allowed;

•	The lubrication of generator bearings.

Main bearing

Check:

•	The oil sample of wear metal to examine the wearing condition of the bearing;

•	Visual inspection on the accessorial hardware of bearing.

Tower and Base

Check:

•	General visual inspection on tower surface to ensure a polished status;

•	Visual inspection on all welded frame to detect any crack;

•	Check that the tower door seal is correctly installed, the ventilation is filtered;

•	Corrosion or damage of base bolts;

•	Test the bolt tension of tower part (according to Ming Yang’s tension / torque).

Security and function testing

Inspect the followings:

•	Safe start-up;

•	Safe stop;

•	Safe stopin emergency;

•	Safe manual left yaw and right yaw;

•	Turn off under speeding or typical simulation situation;

•	The functional test of all protection systems (arc detection, emergency shutdown, smoke detectors, etc.);

•	The function test of wind turbine control system (i.e. voltage control, reactive power service control, power control, etc.).

Personnel safety

•	Access

•	Door / corridor accessible;

•	No sharp edges;

•	Can not be locked from the inside;

•	Escape

•	Fixed point;

•	Stores for Injured person;

•	Life-saving equipment inside the nacelle;

•	Work area

•	available auxiliary power;

•	Isolated electrical gear;

•	Ventilation and temperature;

•	Floor, platform, work area, which is able to withstand l.5kN load;

•	Platform allows for non-support operation, without sharp edges and made of floating plate;

•	Climbing facilities

•	Should be larger than 2 m;

•	Step ladder Ø25 mm, average interval, ladder is stronger than 1.5kN;

•	Fixed and emergency point for falling down is higher than 20kN, and marked in yellow;

•	Moving parts

•	Moving parts should be protected;

•	Locking devices should be installed separately: rotor, yaw and pitching system;

•	Lighting

•	Higher than 50lux lighting;

•	Emergency lighting can last at least 30 minutes;

•	Noise

•	For security purpose, major mechanical noise shall be controlled;

•	Emergency stop

•	The independent emergency stop switch shall be clearly marked and usable in the cabin and the tower;

•	Interruption of power supply

•	All power can be cut off and isolated;

•	Firefighting

•	there are not any non-flammable material in the cabin;

•	there should be fire extinguishers in the cabin;

•	Warning signs

•	Entrance, security and exit signs should be marked clearly with the local language.

5.5 Testing and trial operation

Inspection, testing program and comprehensive trial operation process shall be consistent upon negotiation with the Buyer. The Seller shall conduct all necessary tests to verify that the individual wind turbines can run safely within full operating range. Contractual equipments shall pass or have passed all tests to prove that the said equipments are in conformity with the regulations of the approved code of conduct as stated in the inspection and test program. The Seller shall not object to any additional and reasonable amendment to the procedures of the test and trial operation as required by the Buyer.

The Seller shall conduct factory test according to the trial operation plan agreed upon, in order to demonstrate to the Buyer that the device can undergo trial operation and run safety without resulting in personal safety, environmental or other problems. Where necessary, a comprehensive on-site trial operation test shall also be conducted to devices that have undergone factory test.

The Seller should conduct the acceptance test in accordance with the agreed test plan. The test is essential for determining whether the work, equipments and materials are in conformity with the technical specifications and the purposes thereof.

If possible, all functions related to the safety system of a single wind turbine should undergo simulation run to verify whether its operation meets the pilot plan.

The power curve of each wind turbine (data obtained by the wind farm control system utilizing the anemoscope in the nacelle) will be examined to determine whether a wind turbine has reached its guaranteed power curve. If the Buyer believes that wind turbine can not reach the expected wind turbine power curve, it shall require the Seller to adjust the wind turbine or explain the reason of failure regarding the power curve. If there is any disagreement on the power of all wind turbines or the whole wind farm between the two parties, they shall refer to the regulations of guarantees on the power curve.

Pilot operation test should include, but are not limited to:

(1) Safe start-up;

(2) Safe stop;

(3) Safe stop in emergency;

(4) Shut down in a speeding or speeding typical simulation;

(5) Functional tests of all security systems;

For the inspection and tests which should be witnessed by the Buyer or representative of the Buyer, it should be arranged in one day in order to reduce the time and travel for the Buyer. The Seller shall issue notice at least two days before requiring the Buyer to participate in such activities. The witness of the Buyer or representative of the Buyer should not unreasonably delay or prevent the said testing activities.

No matter what the result of the inspection and test is, it shall not be deemed to release the Seller’s overall responsibility to complete the work hereunder. If the result of the inspection and test shows that the specification can not be fully met, the Seller shall be responsible for preparing, implementing and reporting an additional or new inspection, test and submitting revised reports and bear relevant expenses arising therefrom.

5.6 Trial operation and Pre-trial operation report

The Seller shall submit a draft report on the on-site trial operation procedure to the Buyer for approval thirty (30) days before pre- trial operation test. The report of the on-site trial operation procedure shall include:

1.	all pre-trial operation tests and inspections to be carried out

2.	non-destructive tests and static pressure tests

3.	the time required to run the tests

4.	the time required to inspect and balance all systems

5.	measurement and on-site performance testing

6.	the time to run experiments

7.	the measurement (including the probability measurement) time and the recording procedure of the 240-hour test and 72-hour test

8.	the tools recommended for the relevant checking

9.	the trial operation record

10.	a full trial operation plan

The Buyer shall choose to attend or send representatives to attend any inspection test or trial operation procedures, and the Buyer shall receive relevant notice at least two days prior to each test date or time period. If the Buyer or his representative did not attend or the Seller did not receive any formal notice on the Buyer's refusal to attend the test, the on-site test shall proceed.

The trial operation procedure shall include:

1.	a list of equipments that need test

2.	the steps to conduct the test procedure (including the required safety isolation)

3.	the start of the program

4.	the preparation of the result thereof

5.	design and / or acceptance standard

Trial operation shall be executed by a trial operation team consisting of qualified personnel, who are familiar with the contractual equipment, together with the Buyer and / or their representatives

5.7 Test before trial operation

The Seller shall conduct trial operation on all contractual equipments in advance to ensure that the completed system can run trial operation, performance test and maintenance at that time, and that the said equipment can run safe and reliable in the trial operation.

Test and inspection before trial operation shall be conducted at the project site, and it shall include (but are not limited to):

1.	Fire and safety systems are fully tested and operated.

2.	remove the packaging and protection materials of the instruments and equipments

3.	correct the connectors, and shaft

4.	mark the general operation of all equipment and its quiet level and vibration-free certification status

5.	verify the direction of rotation of all drivers

6.	confirm the contractual equipment meets all specifications

7.	the kilowatt-hour meter converters and the indicating instructions are checked and adjusted to normal, calibrated and proved

8.	the working range of the transmitter should be tested and calibrated, and proved

9.	in order to ensure proper operation:

a.	all measuring instruments and meters should be verified, and calibrated

b.	protective relay devices and other relays should be corrected, where there should be a certificate and the setting conditions should be recorded.

10.	brake should drive in the right direction in the required work scope, and should be calibrated

11.	The verification of the continuous and proper running, termination of classification and ground connection of all control circuit and logic closed circuit should be carried out

12.	Generator polarization parameter test

13.	All high-voltage and low-voltage switching circuits shall be verified, and ensure the correct phase, polarity, marking and ground, and shall complete the functional verification.

14.	Insulated test shall be taken on all the wiring and cable systems.

15.	cleanliness inspection on lubrication and hydraulic system shall be carried out, and lubricating oil shall be sufficiently added thereto.

16.	software program shall be fully tested and debugged

17.	the alarm of call system shall be examined and tested

18.	test certificates of generator transformer driver and other major equipments and installations shall be provided to the Buyer

19.	integration inspection on equipment and systems shall be completed, including leakage testing, valve operability testing, control system functional testing

20.	safety switch-off analogue

21.	using the approved acceptance test plan, test orders, test procedures of the relevant documents above

5.8 Power-On

The test of any electrical system or the power-on thereof shall be approved by the Buyer.

Prior to the powering up the contractual equipments:

1.	all necessary precautions shall be taken to ensure the safety of personnel and equipments, including the safe and permissible starting system

2.	all conductors and all electrical equipments shall be properly insulated and closed

3.	the shells of all conductors and equipments shall be properly grounded

4.	insulation resistance testing shall be taken on all conductors and electrical equipments, upon approval

5.	acceptance certificate shall be jointly signed by the Buyer and the Seller

All protective equipments shall be properly set and able to work during the test. Insulation resistance of all cables shall be measured among phases and between the phases and the ground, and it shall be carried out by using the voltage within the sufficient time when the reading of the measuring device is stable.

All equipments, transformer converter and re-winding resistance shall be grounded during the period of any high voltage testing and insulation resistance testing for high-voltage equipments.

Test shall be carried out in the presence of the Buyer or his representative. Furthermore, any defective or unsatisfactory situation determined by the Buyer or any other approving agencies, shall be corrected by the Seller to the satisfaction of the Buyer at his own cost, The Seller shall record all test conducted and provide a copy to the Buyer.

All major components concerned with safe operation must undergo the trial operation tests, including manual start-up (on-site and remote control), emergency shutdown, manual shutdown, manual yaw and pitch control. The Seller shall offer necessary hardware and software without charge to the Buyer for the maintenance work during the repairing process.

Trial operation test shall include but are not limited to:

1.	Six hours starting up test

2.	Prove that the vibration levels are acceptable and it’s within the range of the Seller’s described values

3.	Load shedding test and loaded tripping (trip at least once) shall be carried out under rated power

4.	Prove that the overspeed trip operation is satisfactory

5.	Prove that the braking system is operating normally, which enables the wind turbine to remain stable when the wind speed is over cut out value

6.	Prove that the yaw drive and the braking operation are satisfactory

7.	Prove that the pitch system operates well

a.	check the pitch function

b.	check the synchronization condition

8.	Prove that the frequency conversion system operates well

a.	the temperature of the frequency converter

b.	the control accuracy of frequency conversion

9.	Wind turbine controller parameters are set by:

a.	maximum rotating speed of the wind turbine blade

b.	maximum rotating speed of generator

c.	10min average maximum output

d.	instantaneous maximum output

e.	maximum voltage (10ms)

f.	maximum voltage (50s)

g.	Low voltage (50s)

h.	high frequency (200MS)

i.	low frequency (200MS)

j.	cut out wind speed (10min average value)

k.	maximum wind speed

10.	Safe start-up

11.	Safe Shutdown

12.	Safe shutdown in emergency

13.	All functional tests that protect the system

14.	The following electric tests:

a.	Insulation resistance

b.	drying wind turbine

c.	coil high-voltage test

d.	current and voltage measurement during the operation of wind turbine

Remote monitoring and on-site central control system for two locations are tested (Central Monitoring System for Wind farm, two different remote surveillance systems), including wind speed, wind direction, current status, fault code, the current power, current speed, current wind speed, oil pressure of hydraulic system, and generator temperature, etc.

Test of interconnection and disconnection of synchronous wind Turbines (on-site and wind farm control House):

After each wind turbine completes the installation and commissioning, the inspection report on installation and commissioning shall be jointly signed by the two parties.

The individual wind turbine can run the 240-hour test after the completion of the trial operation test and that approval has been obtained from the Buyer.

5.9 The 240-hour test

The “240-hour test” shall be carried out upon the completion of the trial operation test of wind turbines. The reliability of each wind turbine shall be verified through 240 hours of continuous operation. Furthermore, under the premise that there is no failure that may affect its long-term operation, the power output of the wind turbine to the grid shall be at least 96 hours and be able to run at least 4 hours under rated power. If any wind turbine has any warning or error in the process of test, the test needs to be re-started, unless it is proved that the alarm (excluding the warnings that only requires monitoring) or error are caused by any other faults except the wind turbines’ operating parameters. WFCS fault diagnosis system is used to monitor the wind generator in the “240-hour test” process.

Should the wind conditions or other matters beyond the control of the Seller hinder the reach of the minimum hours in the 240 hours of continuous operation, the test shall be extended to reach the minimum hours rather than re-start the test. If the total test time is more than 260 hours, and it fails to meet the requirements to generate power at least 4 hours in the rated power, then the test shall be regarded as completed.

The form of the 240-hour test shall be agreed upon with the Buyer before the beginning of the test, and the following information shall be provided upon the completion of test: the start meter reading, the final meter reading, the error log and event log, etc.

After the completion of a batch of 240-hour test on wind turbines, the Buyer and the Seller shall jointly sign a preliminary acceptance certificate regarding these wind turbines.

5.10 The 72-hour test

Once each batch of wind turbines are fully operational which output power to the grid, then the reliability of each phase in the wind farm shall be verified through a continuous 72 hours of operating test of all wind turbines, which is so called 72-hour test. In the test, all the wind turbine output power to the grid simultaneously at least 10 hours and run with its rated power at least 2 hours. If any wind turbine has any warning or error in the process of test, the test needs to be re-started, unless it is proved that the alarm (excluding the warnings that only requires monitoring) or error are caused by any other faults except the wind turbines’ operating parameters. WFCS fault diagnosis system is used to monitor the wind generator in the “72-hour test” process.

If the wind conditions in the “72-hour test” fail to make the wind turbines meet the requirements for generating output at rated power at least 2 hours, then the Seller shall continue the 72 hours of testing until the occurrence of the earlier of the followings:

1.	Wind farm operates at rated power up to 2 hours; or

2.	The 96-hour test ends upon starting up the “72-hour test”,

If the 96-hour test has ended after the 72-hours test, but the wind farm has not yet run at rated power up to 2 hours, then the test will be regarded as completed.

Upon completion of “72-hour test”, the Seller shall operate the wind farm in accordance with the supply contract. The Buyer and the Seller shall sign the completion and acceptance certificate of wind farm on this project.

“72-hour test” can run together with “240 hours of testing” at the same time, but only if all wind generators could run at its maximum rated capacity.

5.11 Warranty period

Warranty period starts from the date of issuing completion and acceptance certificate of wind farm in each phase and ends after 60 months. During this period, the Seller shall complete:

•	Power curve verification:

Power curve verification shall start from the time when the wind turbine completes the 240-hour trial operation and ends after a full year.

If the power curves of wind turbine that tested in a full-year meet or conform to 95% of the standard power curve or above, the Seller and the Buyer shall sign the power curve certification:

If the power curves of wind turbine that tested in a full-year do not meet or conform to 95% of the standard power curve or above, the Seller shall take effective measures (except modifying the power curve), which shall be in line with this specification, to enable the power curve to meet 95% of the standard power curve or above within a maximum extended period of 12 months.

If it is not met, the Seller hereby agrees:

a.	to extend the defects liability period until it reaches or complies therewith;

b.	to compensate the loss of power output during this period and the 18 years thereafter;

c.	to replace the wind turbine and undertake all the costs directly or indirectly.

5.11 Installation test, 72-hour test, 240-hour test and inspection during the warranty period

If defects on the equipment are found in the above mentioned liability period, the reason is, but not limited to potential defects or usage of wrong material, the Buyer shall be entitled to file a claim against the Seller.

Throughout the test process, if the Seller’s technical standards are found to be incomplete, both parties shall carry out the inspection through consultations pursuant to the current national, industry or enterprise effective standards.

5.12 The final acceptance

When the wind turbine warranty of a sub-phase expires, and the following conditions are met, the Buyer shall sign all the documents related to the final acceptance:

•	Each wind turbine power curve meet 95% of the standard or above;

•	Each wind turbine availability reached 95% or above, and the average utilization rate of the wind farm reach 95%;

•	the Seller has completed the technical training to the Buyer’s technicians and it has the ability to work independently; Each wind turbine must be able to operate in the following 20 years.

Part Six: Price list (included in business part)

Part Seven: technical service and contact

1. Technical service

Technical service includes the followings:

1.1 providing working and as-built drawings of WTGs

1.2 Drawings, technical specification, manufacture supervision of tower

1.3 Micro-sitting

1.4 Technical instruction of WTG(s) installation

1.5 Test(central monitoring control), trial operation and inspection and acceptance of WTG(s)

1.6 Services within the warranty period

1.7 Domestic and overseas technical training

1.8 Adaptive and analysis report on equipment on site

Technical service criterion and requirement

2.1 Base construction drawings, technical instruction, inspection and acceptance

2.1.1 Base construction drawings

2.1.1.1 Report on geologic exploration

The Buyer is responsible for geologic exploration of installation spot(s) and develops geologic exploration report. The Seller makes working drawing of WTG(s) pursuant to geologic exploration report issued by the Buyer.

2.1.1.2 Working drawing of WTG(s)

The Seller shall entrust a high qualified third party (Design and consultant institute) to for design. The Seller provides design and consultant institute with geologic exploration report, loads and safe index of WTG(s), technical requirements for base design and inspects the working drawing.

2.1.1.3 Drawings delivery

The Seller will deliver the working drawings to the Buyer within 30 days after receipt of geologic exploration report. Working drawings shall be made octuplicate.

2.1.1.4 Responsibility of working drawings design

The Seller shall take the first responsibility of working drawings design for tbe Buyer and the third party (design institute) takes joint and several liabilities.

2.1.1.5 Base construction disclosure

The Seller shall disclose the technology of base construction before construction. The Buyer decides on the conference time and attendees and shall notify of the Seller 5 days in advance. The Seller’s staffs who attend the conference shall bear the accommodation charge and the Buyer shall provide convenience on the local communication for the Seller.

2.1.2 Technical instruction of base construction

2.1.2.1 Duty

The Seller provides the technical instruction for base construction on site.

2.1.2.2 Technical specification for construction

Technical specification for construction is provided by the Seller and the Buyer will conduct construction according to the Technical Specification for Base Construction and relevant national standards.

2.1.2.3 The number of WTG base construction designated for instruction

The Seller shall be responsible for the instruction of the base construction for the first five wind turbine generators and the technical construction thereafter shall be completed independently by the Buyer. Should any technical problems occurs in the construction thereafter, the Seller shall assist the Buyer in the resolution thereof.

2.1.2.4 Quality and Responsibility

The Seller is responsible for the technical instruction of the base construction and the quality that is designed according to the Technical Specification for Base Construction. The Buyer is responsible for the quality of the base construction.

2.1.2.5 Notice of construction

The Buyer will notify the Seller of the construction plan within 20 days in written form. The Seller shall assign technicians to construction site(s) and provide the technical instruction.

2.1.2.6 Personnel change

If technicians assigned by the Seller are deemed to be unqualified, the Buyer can notify the Seller in written form. The Seller will re-assign and re-dispatch other technicians to the sites in five days.

2.1.2.7 Expenditure

Technicians assigned to sites shall bear the accommodations, board, communication expense, and the Buyer shall provide necessary assistance.

2.1.3 Acceptance

2.1.3.1 Standard of acceptance

It is performed according to relevant national technical standards and “Base acceptance standard” provided by Buyer.

2.1.3.2 Acceptance organization and personnel

Supervision Company assigned by the Buyer or the Seller will be in charge of the acceptance. The Buyer and the Seller, construction company, Installation Company and Supervision Company will jointly take part in the acceptance procedure.

2.1.3.3 Acceptance time

The Acceptance procedure shall be conducted dafter base maintenance is completed, and the time will be decided by a third party assigned by the Seller or the Buyer. The Buyer shall give a notice to Seller in 7 days before acceptance.

2.2 Design of manufacturing drawings for tower and supervision

2.2.1 Design of manufacturing drawings for tower and relevant service

2.2.1.1 Duty of design

The Seller shall be responsible for the tower design of manufacturing drawings.

2.2.1.2 Design standard

ICE61400, GL and relevant standard

2.2.1.3 Technical design for special project

The Buyer shall submit its requirement related to technical design of special project to the Seller in written form. The said requirement can be delivered to the Seller as an appendix hereof or through a technical meeting. The design shall be examined by the Buyer.

2.2.1.4 Delivery time and quantity of drawings

Delivery time: manufacturing drawings and technical specification of standard tower to be delivered in 14 days after contract takes effect.

Manufacturing drawings (with design of special project) shall be delivered within 30 days after contract takes effect or upon negotiation by both Parties.

Quantity: 10 sets

Delivery way: mail or handed over by Seller

2.2.1.5 Manufacturing drawings provided by Seller shall meet requirement of public bidding

2.2.2 Supervision of Tower

2.2.2.1 Responsibility

The Seller is responsible for supervision of first five towers on half of the Buyer and the subsequent supervision will be performed a periodically in important working procedure and EXW inspection way

2.2.2.2 Technical standard

Supervision will be performed according to the applicable “Instruction of tower supervision” and relevant national regulations.

2.2.2.3 Expenses on supervision

Expenses are included in total amount of technical services

2.2.2.4 Supervision report

The Seller is charge of the manufacturing supervision of the first five towers and submitting supervision report to the Buyer seven days after manufacturing is completed.

2.2.2.5 The Buyer’s inspection and surveillance

The Buyer shall have the right to inspect the supervision and give advice. The Seller shall make improvements and perfect the supervision work according to the Buyer’s advice.

2.3 Micro-siting

2.3.1 Responsibility

The Buyer assigns a high-qualified design and consultant institution for micro-sitting according to the feasibility study report and the Seller shall cooperate and confirm with the Buyer.

2.3.2 Notice

Buyer shall issue a written notice to the Seller ten days before micro-sitting and the Buyer will respond and apprize Seller’s personnel who will take part in micro-sitting, contact way and time to be present five days after the receipt of this notice.

2.3.3 The Buyer’s responsibility

The Buyer shall provide the digital map of layout place in the wind farm (scale: 1:2000), wind test documents, the feasibility study report, weather record issued by local weather stations over past 20 years (as long as possible), layout of wind farm (location of booster station, road, central building and relevant building)

2.3.4 Tools and materials

The Seller shall be responsible for micro-sitting and providing relevant tools and materials (computers, softer wares, GPS, distance meter, spotted stakes of WTGs)

2.3.5 Expenses on site

The Buyer’s personnel shall bear the accommodation expenses and the Seller shall provide assistance in transport.

2.3.6 Report

Report in 8 original copies on micro-sitting confirmed by the Seller shall be submitted fourteen days after the completion of fieldwork.

2.3.7 Disputes

Should there is any disagreement on the micro-sitting plan between the Seller and the design and consultancy institute, it shall be negotiated. If agreement can not be reached, the Buyer will finalize the plan.

2.4 Instruction of the installation of WTG(s)

2.4.1 Responsibility

The Seller shall take responsibility for the installation instruction hereunder.

2.4.2 Expenses

Expenses on the Buyer’s technical instruction are included in total amount of the Contract (The Buyer provides convenience in transport to the Buyer’s personnel that are in charge of preliminary work)

2.4.3 Notice

The Buyer will notify the Seller of the installation plan twenty days before installation. The Seller shall dispatch qualified technicians to the spot for technical instruction.

2.4.4 Technical standard of installation, technical documents and technical disclosure

Technical standard of installation will be provided by the Seller. It is performed in accordance with technical specification illustrated in “WTG(s) installation brochure”

The Seller will hand over the essential documents to Buyers before installation according hereto (technical documents, copies and time).

The Seller is responsible for the technical disclosure of installation twenty days before formal installation and the Buyer shall confirm the attendees and personnel.

2.4.5 Technical instruction and responsibility

The Buyer shall install WTG(s) according to the instruction of the Buyer’s (Supervision Company and installation company) technician and “WTG(s) installation brochure”

The WTG(s) installation shall be conducted according to the instruction of the Buyer’s technician; or the Buyers notifies the Seller, if Seller is not able to be present for technical instruction, the Seller will take the relevant responsibility during installation.

If the Buyer does not notify the Seller; or the Buyer does not follow Seller’s instruction, the Seller will not take any responsibility for the installation.

2.4.6 Change of personnel

The Buyers will notify the Seller in written form, if personnel on site are deemed to be unqualified, the Seller shall assign qualified technicians to site five days after the receipt of a written notice.

2.4.7 Communication on site

The Seller’s personnel take care of their own communication.

2.4.8 Acceptance of installation

Acceptance is necessary when the installation of each WTG is completed. Acceptance standard will be confirmed under an agreement signed by and between the Seller and the Buyer. The Seller (or Supervision Company) will organize personnel to commence acceptance. Attendees at least comprise of the Buyer, Supervision Company, Installation Company and the Seller. Acceptance will be started three days after the completion of the WTG(s) installation and finished in seven days.

Acceptance report will be prepared by the Buyer (or Supervision Company) and sent to relevant companies three days after the acceptance. And 2 original copies will be sent to the Seller.

2.5 WTG(s) (central monitor) test, under beta testing, pre-acceptance, final acceptance.

2.5.1 The Commissioning of WTG(s)

2.5.1.1 Responsibility

The Seller is in charge of the commissioning of WTG(s), and the expenses are included in total amount of the Contract.

2.5.1.2 Rules and procedures of the commissioning

Rules and procedures are provided by the Seller and commissioning will be carried out in accordance with “The Commissioning Brochure of WTG(s)”

2.5.1.3 Commissioning schedule

The Seller will start the commissioning three days after the commissioning conditions are met. The commissioning time of each WTG shall not be over five days.

2.5.1.4 The participation of the Buyer’s personnel in commissioning

The Buyer’s personnel can participate in commissioning and the Seller is responsible for the commissioning. The Buyer’s personnel shall follow the arrangement, instruction of the Seller who shall have the right to stop the participation of Buyer’s personnel who do not follow the arrangement, instruction. Where necessary, the Seller shall answer the technical questions raised by the Buyer’s personnel on site.

2.5.1.5 Commissioning report

Commissioning report comprises of test, inspection, verification and the preparation of acceptance report pursuant to Art. 5, Part 5.

Commissioning report in 2 original copies will be prepared two days after the completion of commissioning and sent to relevant parties.

2.5.2 The 240-hour test on WTG(s)

2.5.2.1 Responsibility

The Seller is in charge of the 240-hour test on WTG(s).

2.5.2.2 If there is any unrecoverable breakdown to the WTGs during trial operation, the Seller is responsible for handling it and bears relevant expenses. After dealing with the breakdown, trial operation will continue.

2.5.2.3 Test of each WTG shall not be over five times and duration shall be within sixty days from the first one to the fifth. Unqualified parts or wind turbine shall be replaced if five tests fail.

Expenses arising therefrom shall be borne by the Seller.

2.5.3 Primary acceptance of a batch of WTGs

Certificate of primary acceptance will be prepared according to Article 5, Part 5: test, inspection, verification and acceptance and completed in three days after the 240-hour test of all WTGs. The certificate shall be made duplicate, one for each, and jointly signed by both parties,

2.5.4 Periodic acceptance of wind farm

Certificate of periodic acceptance of wind farm shall be prepared and completed in three days after the 72-hour test. The certificate shall be made duplicate, one for each, and jointly signed by both parties,

2.5.5 Final acceptance of wind farm

Final acceptance of wind farm includes the final acceptance of WTG and the whole project.

2.5.5.1 Organization of final acceptance

Final acceptance shall be organized by the Buyer and the Seller shall participate in the acceptance procedure.

2.5.5.2 Standard of final acceptance of WTGs

Standards for final acceptance are subject to “List of final acceptance” provided by the Seller.

2.5.5.3 Way and time of final acceptance of WTGs

Final acceptance of WTGs is carried out in the same way as that of each WTG. Final acceptance shall commence in three days when the integrated circuit is beyond its Warranty Period.

2.5.5.4 Certificate of final acceptance of WTG(s)

Certificate of final acceptance shall be prepared by the Seller and completed in three days after final acceptance. The certificate shall be made duplicate, one for each, and jointly signed by both parties,

2.5.5.5 Final acceptance of periodic wind farm

Conditions for final acceptance of one wind farm:

1)	All WTGs are finally accepted

2)	All WTGs have passed the quality and function tests

3)	Parts and components have been sufficiently supplied according to this Contract

4)	The Seller has fulfilled all responsibilities and obligations within the warranty period (including claims and compensations)

2.6 Service within the warranty period

2.6.1 Time limit of the warranty period

The warranty period of WTGs hereunder is five years (60 months) which starts from primary acceptance of final WTG to the end of the period.

2.6.2 Service provided within the warranty period

It include: instructions on periodic inspection, instructions on irregular and regular breakdowns, product improvement, relevant trainings and solutions to spare parts.

2.6.3 The Seller shall assign no less than 6 qualified staffs to stay on the wind farm.

2.6.4 The Seller’s Responsibility related to quality shall not be exempted during the warranty period whether the Seller participates in relevant services regarding inspection and maintenance or not.

2.7 Technical training

Technical training shall be provided by Seller to the Buyer, the content and time of which shall be as follows:

2.7.1 On-site training

In the process of installation and commissioning of equipments, the Seller shall provide technical training to the Buyer on site. The attendees and time shall be proposed by the Buyer and confirmed by the Seller. The content shall be as follows:

Item	Course	Duration (Day)	Remark
1	Base structure of wind power technology	1

2	Maintenance brochure	2

3	Installation brochure

4	Commissioning brochure	2

5	Structure and principal of transmission system

6	Yaw System	2

7	Hydraulic System

8	Lubricate System

9	Electric Control System	2

10	Operation of the local control system

11	Operation of the supervision and control system

12	Management of the spare parts

13	Practice of maintenance of the drive system	2

14	Interpretation of the maintenance practice of the yaw system

15	Maintenance practice of the hydraulic system and brake system	2

16	Adjustment of the hydraulic system, Replacement and adjustment of the brake blade

17	Operational practice of the electric control system	2

18	Conventional maintenance practice of the wind turbine

Remark: The training charge of the trainer assigned by the seller includes The transportation cost to and fro the project site, food and accommodation cost and the site and the training cost, which have all included in this contract price. Cost of the participants from the buyer shall be undertaken by the buyer itself.

2.7.2 Factory training

2.7.2.1 Participants from the Buyer and the times of the training

The participants of the training shall be determined by the Seller, total participants per day shall be no more than 450 and the training shall be no more than 2 times.

2.7.2.2 Training schedule

The Seller shall prepare training schedule according to the Buyer’s requirements and the said scheduled shall be implemented upon negotiation by both parties.

2.7.2.3 Charge of factory training

Training material, training device, training equipment, training site, necessary labor protection applicants, trainer’s salary, short-trip transportation, on-site food and accommodation cost of the trainee from the Buyer shall be borne by the Seller, the long-distance transportation cost between the factory and the site of the trainee from the buyer shall be borne by the Buyer itself.

2.7.2.4 Training content

The basic training content is as follows. If the Buyer adjusts the training content, it shall be discussed and confirmed by both sides.

ITEM	Course Content	Duration (day)
1	Speculative knowledge of Wind Energy Basic aerodynamic theory of wind turbine	3
2	Design and Optimization of wind power station wind farm	3
3	Filed work of wind turbine Final assembly	3
4	Remote monitor over the wind turbine unit	2
5	Operation and fault detection of the wind turbine unit equipment	3
6	Knowledge of wind power project management	3
7	Faults list, faults analysis and cause research	3
8	Analysis and judgment of Unconventional faults to the wind turbine set(generator, mechanical part, standard part, yawing, blade)	2
9	Purchase of the spare parts	2
10	Management training of the Wind power station wind farm operation	3
11	Maintenance practice of the Wind power station wind farm operation	3

3. Technical liaison

3.1 Technical meeting

The Buyer and the Seller shall hold technical meetings to discuss the detailed requirements, clarify the doubt to the Contract and the appendixes hereof and coordinate the work where necessary.

3.1.1 The first technical meeting

Subject: Discussion on the basis of design, details of tower design, Micro-sitting, layout of wind turbine sets, plan of hoisting and transportation, production plan of the equipment and the project schedule, selection and configuration of the hardware of computer supervision system, protocol of the remote communication system and relative designing documents and the confirmation of the time, site and content of the second technical meeting.

Site: At the Buyer’s location, arranged for the time being.

Time: Within 30 days after the Contract comes into force

No. of participants: 10 person from the Buyer

Meeting duration: 4 days

3.1.2 The second technical meeting

Subject: Discussion of the project schedule, delivery schedule, training plan, installation and tuning plan etc, and the discussion of the supervision project lists submitted by the seller.

Site: At the Seller’s place

Time: within 60 to 90 days after the Contract comes into force.

No. of participants: 10 persons from the Buyer

Meeting duration: 4 days

3.2 Notice of the meeting

The buyer shall inform the buyer of the meeting by written notice 10 days before the meeting starts; the seller shall assign qualified technicians to participate the meeting.

3.3 Cost

Each party shall bear its own the costs no matter who holds the technical meeting.

3.4 Minutes of Meetings

Minutes shall be jointly signed by both parties after each meeting, Minutes shall be mainly drafted by the Buyer, the topic and the conclusion shall be in Chinese and be distributed to the participants after double checked and signed by both parties.

Part Eight: Subcontractor/ specification of purchase parts

(Refer to the commercial contract Table 2 itemized price list of the contract equipments)

Part Nine Large components

No.	Component Name	Size (mm) Length X Width X Height	Weight (tons)	Remark
1	Rotor Blades	F1895, Length40.2m	6100kg/ each
2	Rotor hub (excluding rotor blades)	F3730, Height 4875	35000kg
3	Generator	F 4822×1490, Shaft length 3100	7000kg
4	nacelle	4100×3900×4160	68000kg

Part Ten: Format and exhibits

1. Primary acceptance certificate

Guangdong Ming Yang My1.5se wind turbine

No. (    ) Pre-acceptance certificate

Unit Type: Guangdong Ming Yang My1.5se

Unit equipment serial number:

Site Unit No.:

Factory date:

Operation Date:

Commissioning ending date:

Trial operation ending date:

Manufacturer: Guangdong Mingyang Wind Power Technology Co., Ltd.

Guangdong Ming Yang My1.5se wind turbine is manufactured and commissioned by Guangdong Ming Yang wind power Technology Co., Ltd; from the date of the completion of installation till the end of 240-hour test, the wind turbine shall be confirmed to be in good condition and in compliance with the provisions and requirements of the “Part One: technical specifications” in the Contract; and the Seller has provided a complete set of technical documents and information and delivered the wind turbines to the Buyer’s location for operation.

The agreement is signed and sealed by the representatives of the Buyer and the Seller.

Buyer:	Seller:

Date:	Date:

2. Acceptance certificate of Wind farm completion

Phase I

Acceptance certificate of the completion of Wind farm

Unit Type: Guangdong Ming Yang My1.5se

Unit equipment serial number:

Site Unit No.:

Factory date:

Operation Date:

Commissioning ending date:

Trial operation ending date:

Manufacturer: Guangdong Mingyang Wind Power Technology Co., Ltd.

Guangdong Ming Yang My1.5se wind turbine is manufactured and commissioned by Guangdong Ming Yang wind power Technology Co., Ltd; from the date of the completion of commissioning till the end of 72-hour test, the wind turbine shall be confirmed to be in good condition and in compliance with the provisions and requirements of the “Part One: technical specifications” in the Contract; and the Seller has provided a complete set of technical documents and information and delivered the wind turbines to the Buyer’s location for operation.

The agreement is signed and sealed by the representatives of the Buyer and the Seller.

Buyer:	Seller:

Date:	Date:

3. Unit final acceptance certificate

Guangdong Ming Yang My1.5se wind turbine

Unit final acceptance certificate

Unit Type: Guangdong Ming Yang My1.5se

Unit equipment serial number:

Site Unit No.:

The final acceptance date:

Manufacturer: Guangdong Mingyang Wind Power Technology Co., Ltd.

Guangdong Ming Yang My1.5se wind turbine is manufactured and quality warranted by Guangdong Ming Yang wind power Technology Co., Ltd; the wind turbine shall be confirmed to be in good condition and in compliance with relevant provisions and requirement regarding design during the warranty period; the Seller is deemed to have fulfilled the obligations of quality warranty hereunder after 60 months normal operation and the delivery of wind turbine to the Buyer.

The agreement is signed and sealed by the representatives of the Buyer and the Seller.

Buyer:	Seller:

Date:	Date:

4. Final acceptance certificate of the Project

Final acceptance certificate of the Project

Project:

Location:

Project capacity:

Project final acceptance date:

According to the contractual terms and requirements, both parties have fulfilled their respective responsibilities and obligations stipulated in contract. This Project is hereby finally accepted.

The agreement is signed and sealed by the representatives of the Buyer and the Seller.

Buyer:	Seller:

Date:	Date:

Part Eleven: Project time schedule

Project time schedule

Agenda	Time	Remark
Standard Drawings	Within 15 days after the Contract becomes effective	Submitted by the Buyer

Advances	Within 30 days after the Contract becomes effective	For payment terms, please refer to relevant provisions of the Contract

Scheduling of the contract

Micro-sitting	Within 10 days after the Contract becomes effective	Submitted by Buyer, confirmed by the Seller

Geological survey report	Within 30 days after Micro-sitting	Submitted by the Buyer

Base Design	Within 30 days after Geological survey report	Submitted by the Seller

Base Design Review	Within 15 days after submitting the foundation design	Organized by the Buyer

First Technical meeting	Within 30 days after the Contract becomes effective

Second Technical meeting	Within 30-90 days after the Contract becomes effective

Equipment Delivery	October, 2008 – December, 2010	Refer to the relevant provisions of the Contract

Acceptance on Installation	10 days after delivery when the acceptance conditions are met.

Commissioning	4 days after that the conditions for commissioning are met

240-hours test	Immediately begin upon the Buyer’s application	Organized by seller

The final acceptance	The end of warranty period

Tower drawings and technical data	Within 10 days after the Contract become effective	Submitted by seller

Annex one- Assessment form on the wind turbine

wind turbine model:
IEC type:
Wind farm:
Capacity:
Location:
Terrain:

Operator:
GPS coordinate:	N° E°
Serial number of wind turbine:
Commissioning date:
Operation date:	hour
Power output:	MW.hr

Inspector:
Inspection date:
Inspection type:
Project:
Reference No.:

Prepared by:	Date:
Remark:

Items to be Inspected	Description	Passed	Failed	Not applicable	Remark
Base:
Base type	concrete gravity, rock boring, pole, etc.	☐	☐	☐

other observations	assessment on the foundation base	☐	☐	☐

Control system:
controller/computer	model and type	☐	☐	☐

Revision, software/hardware	revision	☐	☐	☐

Parameter Table	date/serial no.	☐	☐	☐

power settings	nominal, 3s max, Gen1/Gen2	☐	☐	☐

wind speed settings	Vin, Vout	☐	☐	☐

temperature settings	gearbox, generator, bearings, surrounding height, low temperature	☐	☐	☐

overspeed setting	high-speed/low speed shaft	☐	☐	☐

other settings	Part management, power limit, etc.	☐	☐	☐

other observations		☐	☐	☐

Tower:
height and type	hub height, tower/bearing structure/concrete	☐	☐	☐

suface polishing	quality and unadhered and corroded zone after spraying	☐	☐	☐

Lighting protection system	type and the connecting logic from the nacelle and the ground	☐	☐	☐

power cable/generatrix	type, condition and cable line system	☐	☐	☐

Shock Absorber	installation, pendulum and gloea	☐	☐	☐

connection:	bolted flange, conical, etc.	☐	☐	☐

Bolt quality/size/number(bottom)	10.8M24×106	☐	☐	☐

Bolt quality/size/number(center bottom)	10.8M24×106	☐	☐	☐

Bolt quality/size/number(center top)	10.8M24×106	☐	☐	☐

Bolt quality/size/number(top)	10.8M24×106	☐	☐	☐

other observations		☐	☐	☐

Yaw system:
yaw motor/gear	type, quantity, location	☐	☐	☐

yaw brake	type and quantity, for example, installation	☐	☐	☐

Hydraulic Units	should hydraulic power is appllied to Yaw Brake	☐	☐	☐

Bearing	Type	☐	☐	☐

Bearing Lubrication	Type	☐	☐	☐

Bolt Quality/Size/Quantity (Tower joint)		☐	☐	☐

Bolt Quality/Size/Quantity (Frame joint)		☐	☐	☐

Other Observations		☐	☐	☐

Nacelle:
Nacelle Frame	sound proofing, resistant to weather changes, ventilation opening/outlet, condition	☐	☐	☐

Generator		☐	☐	☐

Generator Cooler		☐	☐	☐

High-speed Coupling		☐	☐	☐

Gearbox	type, filter units, cooler/heater, etc.	☐	☐	☐

Main Bearing		☐	☐	☐

Main Bearing Lubrication		☐	☐	☐

Lightning Protection System	type, joint logic between rotor hub and turbine tower	☐	☐	☐

Machenical Brake		☐	☐	☐

Hydraulic Units (Machenical Brake)		☐	☐	☐

Hydraulic Units (Air Brake)		☐	☐	☐

Hydraulic Units (Pitch)		☐	☐	☐

Vibration Detection System		☐	☐	☐

Overspeed Detection System		☐	☐	☐

Bolt Quality/Size/Quantity (Gear Brace/Frame)		☐	☐	☐

Bolt Quality/Size/Quantity (Main Bearing/Frame)		☐	☐	☐

Bolt Quality/Size/Quantity (Rotor Hub/Main Shaft)		☐	☐	☐

Baseboard Structure		☐	☐	☐

Name Board	special name board of nacelle and primary components	☐	☐	☐

Inner Crane	type and capacity	☐	☐	☐

Other Observations		☐	☐	☐

Fire hydrant	there shall be no inflammables in the nacelle, but shall have fire extinguisher	☐	☐	☐

Warning signs	Entry and exit, safety and escape signs shall be clearly set in local language	☐	☐	☐

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